As filed with the Securities and Exchange
                         Commission on October 29, 2010


                                                              File Nos. 33-49530
                                                                        811-6730

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 40            X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 42                   X
                       __________________________________


                 ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672
                       __________________________________

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York 10105
                    (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               1200 G Street, NW
                                   Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on November 1, 2010 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

      __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GROWTH FUNDS (A, B, C AND ADVISOR CLASS SHARES)



PROSPECTUS  |  NOVEMBER 1, 2010


The AllianceBernstein Growth Funds


Domestic Growth Funds                                            Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)                         (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Growth Fund                                    AllianceBernstein Global Thematic Growth Fund
    (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX;                    (Class A-ALTFX; Class B-ATEBX, Class C-ATECX,
     Advisor Class-AGRYX)                                             Advisor Class-ATEYX)
    AllianceBernstein Large Cap Growth Fund                          AllianceBernstein Global Growth Fund
    (Class A-APGAX; Class B-APGBX; Class C-APGCX;                    (Class A-ABZAX; Class B-ABZBX; Class C-ABZCX;
     Advisor Class-APGYX)                                             Advisor Class-ABZYX)
    AllianceBernstein Small/Mid Cap Growth Fund                      AllianceBernstein International Growth Fund
    (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX;                    (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX;
     Advisor Class-CHCYX)                                             Advisor Class-AWPYX)
    AllianceBernstein Small Cap Growth Portfolio                     AllianceBernstein Greater China '97 Fund
    (Class A-QUASX; Class B-QUABX; Class C-QUACX;                    (Class A-GCHAX; Class B-GCHBX; Class C-GCHCX;
     Advisor Class-QUAYX)                                             Advisor Class-GCHYX)
    AllianceBernstein U.S. Strategic Research Portfolio
    (Class A-AURAX; Class C-AURCX; Advisor Class-AURYX)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                       Page
SUMMARY INFORMATION...................................................   4
DOMESTIC GROWTH FUNDS.................................................   4
  ALLIANCEBERNSTEIN GROWTH FUND.......................................   4
  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND.............................   7
  ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND.........................  10
  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO........................  13
  ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO.................  16
GLOBAL GROWTH FUNDS...................................................  19
  ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND.......................  19
  ALLIANCEBERNSTEIN GLOBAL GROWTH FUND................................  23
  ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND.........................  27
  ALLIANCEBERNSTEIN GREATER CHINA '97 FUND............................  31
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.........  36
INVESTING IN THE FUNDS................................................  44
  How to Buy Shares...................................................  44
  The Different Share Class Expenses..................................  45
  Sales Charge Reduction Programs.....................................  46
  CDSC Waivers and Other Programs.....................................  47
  The "Pros" and "Cons" of Different Share Classes....................  48
  Payments to Financial Advisors and Their Firms......................  48
  How to Exchange Shares..............................................  50
  How to Sell or Redeem Shares........................................  50
  Frequent Purchases and Redemptions of Fund Shares...................  51
  How the Funds Value Their Shares....................................  52
MANAGEMENT OF THE FUNDS...............................................  53
DIVIDENDS, DISTRIBUTIONS AND TAXES....................................  58
GENERAL INFORMATION...................................................  59
GLOSSARY OF INVESTMENT TERMS..........................................  60
FINANCIAL HIGHLIGHTS..................................................  61
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION........... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .38%    .49%    .41%       .38%
  Other Expenses                            .11%    .11%    .11%       .11%
                                           -----   -----   -----      -----
Total Other Expenses                        .49%    .60%    .52%       .49%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.54%   2.35%   2.27%      1.24%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  575  $  638  $  330     $  126
After 3 Years   $  891  $  933  $  709     $  393
After 5 Years   $1,229  $1,255  $1,215     $  681
After 10 Years  $2,182  $2,484  $2,605     $1,500
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  575  $  238  $  230     $  126
After 3 Years   $  891  $  733  $  709     $  393
After 5 Years   $1,229  $1,255  $1,215     $  681
After 10 Years  $2,182  $2,484  $2,605     $1,500
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 229% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's U.S. Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally, the Fund invests in approximately 80-120 companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 3.74%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-18.47  -24.49  -28.63  34.88   15.03    11.64  -2.04   12.76   -43.38  35.05



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 17.40%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -23.60%, 1ST QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          29.28% -2.03%   -4.74%
               --------------------------------------------------------------------------- --------
               Return After Taxes on Distributions                          29.28% -2.03%   -5.02%
               --------------------------------------------------------------------------- --------
               Return After Taxes on Distributions and Sale of Fund Shares  19.03% -1.71%   -3.94%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          29.98% -1.94%   -4.90%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          33.08% -1.88%   -5.01%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          35.44% -0.87%   -4.04%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        37.21%  1.63%   -3.99%
---------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
William D. Baird     Since 2006      Senior Vice President of the Adviser

Frank V. Caruso      Since 2008      Senior Vice President of the Adviser

Amy Raskin           Since 2010      Senior Vice President of the Adviser

Vadim Zlotnikov      Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                     CLASS A  CLASS B CLASS C ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%      .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees                                              .30%     1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .34%      .44%    .38%       .34%
  Other Expenses                                                                      .08%      .08%    .08%       .08%
                                                                                    ------     -----   -----      -----
Total Other Expenses                                                                  .42%      .52%    .46%       .42%
                                                                                    ------     -----   -----      -----
Total Annual Fund Operating Expenses                                                 1.47%     2.27%   2.21%      1.17%
                                                                                    ======     =====   =====      =====
Fee Waiver and/or Expense Reimbursement                                             (.22)%***   .00%    .00%       .00%
                                                                                    ------     -----   -----      -----
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.25%     2.27%   2.21%      1.17%
                                                                                    ======     =====   =====      =====

---------------------------------------------------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

** For Class C shares, the CDSC is 0% after the first year.


***The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2011 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Fund prior to the end of the Fund's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  547  $  630  $  324     $  119
After 3 Years   $  849  $  909  $  691     $  372
After 5 Years   $1,174  $1,215  $1,185     $  644
After 10 Years  $2,090  $2,404  $2,544     $1,420
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  547  $  230  $  224     $  119
After 3 Years   $  849  $  709  $  691     $  372
After 5 Years   $1,174  $1,215  $1,185     $  644
After 10 Years  $2,090  $2,404  $2,544     $1,420
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $1 billion to $291 billion as of June 30, 2010, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or NAV.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was -3.66%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-19.87  -23.92  -32.38  22.71    8.19   14.15   -0.91   13.77   -31.66  41.15





During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 16.51%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.84%, 3RD QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          35.16%  3.51%   -4.21%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          35.16%  3.51%   -4.38%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  22.86%  3.02%   -3.48%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          36.03%  3.60%   -4.37%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          39.14%  3.66%   -4.49%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          41.63%  4.75%   -3.50%
---------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        37.21%  1.63%   -3.99%
---------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Joseph R. Elegante     Since 2010      Senior Vice President of the Adviser

Jason P. Ley           Since 2010      Senior Vice President of the Adviser

David F. Randell       Since 2010      Senior Vice President of the Adviser

P. Scott Wallace       Since 2006      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .23%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .21%    .31%    .24%       .21%
  Other Expenses                            .14%    .14%    .15%       .14%
                                           -----   -----   -----      -----
Total Other Expenses                        .35%    .45%    .39%       .35%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.33%   2.20%   2.14%      1.10%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  555  $  623  $  317     $  112
After 3 Years   $  829  $  888  $  670     $  350
After 5 Years   $1,123  $1,180  $1,149     $  606
After 10 Years  $1,958  $2,314  $2,472     $1,340
-----------------------------------------------------


You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  555  $  223  $  217     $  112
After 3 Years   $  829  $  688  $  670     $  350
After 5 Years   $1,123  $1,180  $1,149     $  606
After 10 Years  $1,958  $2,314  $2,472     $1,340
-----------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500(R) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(R) Growth Index. The market capitalizations of companies in the Russell 2500(R) Growth Index ranged from approximately $36 million to approximately $5.1 billion as of June 30, 2010. Because the Fund's definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.


When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.


The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN "MID-CAP" COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 18.85%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-15.88  -18.09  -32.72  65.96   19.23    6.71    1.36   11.88   -48.52  46.96



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.27%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -30.35%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          40.78% -2.06%   -2.16%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          40.78% -3.70%   -2.86%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  26.50% -2.23%   -1.90%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          41.41% -2.57%   -2.39%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          44.41% -2.53%   -2.55%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          47.06% -1.52%   -1.51%
---------------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        41.66%  2.00%   -0.18%
---------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2008      Senior Vice President of the Adviser

Samantha S. Lau        Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2008      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .27%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .40%    .53%    .45%       .41%
  Other Expenses                            .18%    .17%    .17%       .17%
                                           -----   -----   -----      -----
Total Other Expenses                        .58%    .70%    .62%       .58%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.60%   2.45%   2.37%      1.33%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  581  $  648  $  340     $  135
After 3 Years   $  908  $  964  $  739     $  421
After 5 Years   $1,259  $1,306  $1,265     $  729
After 10 Years  $2,244  $2,576  $2,706     $1,601
-----------------------------------------------------


You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  581  $  248  $  240     $  135
After 3 Years   $  908  $  764  $  739     $  421
After 5 Years   $1,259  $1,306  $1,265     $  729
After 10 Years  $2,244  $2,576  $2,706     $1,601
-----------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2010, there were approximately 4,300 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $7 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.


The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 16.35%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-7.61   -13.64  -31.84  48.09   13.95    4.71   10.58   13.97   -45.14  42.02



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 25.05%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -28.82%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          35.99% -0.31%   -1.01%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          35.99% -0.31%   -1.40%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  23.40% -0.27%   -1.09%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          36.90% -0.27%   -1.22%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          39.98% -0.21%   -1.34%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          42.45%  0.84%   -0.28%
---------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                        34.47%  0.87%   -1.37%
---------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)



                                                                                CLASS A CLASS C ADVISOR CLASS
                                                                                SHARES  SHARES     SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%    None      None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    1.00%*     None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None      None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



                                                                                    CLASS A  CLASS C  ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                         .75%     .75%       .75%
Distribution and/or Service (12b-1) Fees                                                .30%    1.00%       None
Other Expenses:
  Transfer Agent                                                                        .92%     .93%       .92%
  Other Expenses                                                                      35.42%   37.83%     43.62%
                                                                                    -------- --------   --------
Total Other Expenses(a)                                                               36.34%   38.76%     44.54%
                                                                                    -------- --------   --------
Total Annual Fund Operating Expenses                                                  37.39%   40.51%     45.29%
                                                                                    ======== ========   ========
Fee Waiver and/or Expense Reimbursement(b)                                          (36.04)% (38.46)%   (44.24)%
                                                                                    -------- --------   --------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement     1.35%    2.05%      1.05%
                                                                                    ======== ========   ========
-------------------------------------------------------------------------------------------------------------------



* For Class C shares, the CDSC is 0% after the first year.

(a)Total other expenses are based on estimated amounts for the current fiscal year.

(b)The Adviser has agreed to waive its management fees and/or to bear expenses of the Fund through June 30, 2011 to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until December 23, 2012. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed the fee percentages set forth in the table or cause the total of the payments to exceed the Fund's total initial offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2011. It may be terminated thereafter by either party upon 60 days' prior written notice but the Adviser has agreed not to terminate it before November 1, 2011.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



               CLASS A CLASS C ADVISOR CLASS
--------------------------------------------
After 1 Year   $  557  $  308     $  107
After 3 Years  $5,769  $5,850     $6,111
--------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:



               CLASS A CLASS C ADVISOR CLASS
--------------------------------------------
After 1 Year   $  557  $  208     $  107
After 3 Years  $5,769  $5,850     $6,111
--------------------------------------------



PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive U.S. securities, fitting into broader investment themes identified by the Adviser, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macroeconomic insights, the Fund's investment strategy seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 600 primarily U.S. mid- to large-capitalization companies for investment.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION
No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:



EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2009      Senior Vice President of the Adviser

Amy P. Raskin         Since 2009      Senior Vice President of the Adviser

Catherine D. Wood     Since 2009      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2009      Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .74%    .74%    .74%       .74%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .40%    .50%    .44%       .39%
  Other Expenses                            .11%    .11%    .11%       .12%
                                           -----   -----   -----      -----
Total Other Expenses                        .51%    .61%    .55%       .51%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.55%   2.35%   2.29%      1.25%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  576  $  638  $  332     $  127
After 3 Years   $  894  $  933  $  715     $  397
After 5 Years   $1,234  $1,255  $1,225     $  686
After 10 Years  $2,192  $2,487  $2,626     $1,511
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  576  $  238  $  232     $  127
After 3 Years   $  894  $  733  $  715     $  397
After 5 Years   $1,234  $1,255  $1,225     $  686
After 10 Years  $2,192  $2,487  $2,626     $1,511
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.



The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT OBJECTIVE AND POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN TECHNOLOGY COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 4.50%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-24.62  -25.88  -42.95  41.67    4.93    4.97    8.12   20.29   -45.43   55.54



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 34.39%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -35.31%, 3RD QUARTER, 2001.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                          1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                         48.91%  2.10%   -6.23%
                              ---------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions                                         48.51%  2.04%   -6.37%
                              ---------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions and Sale of Fund Shares                 32.03%  1.78%   -5.04%
---------------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                         50.30%  2.17%   -6.40%
---------------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                         53.36%  2.23%   -6.51%
---------------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                         55.98%  3.30%   -5.54%
---------------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                        34.63%  3.10%    0.42%
---------------------------------------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2008      Senior Vice President of the Adviser

Amy P. Raskin         Since 2008      Senior Vice President of the Adviser

Catherine D. Wood     Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                    CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees                                              .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .17%    .25%    .19%       .17%
  Other Expenses                                                                      .99%    .99%    .99%       .99%
                                                                                    ------  ------  ------     ------
Total Other Expenses                                                                 1.16%   1.24%   1.18%      1.16%
                                                                                    ------  ------  ------     ------
Total Annual Fund Operating Expenses                                                 2.21%   2.99%   2.93%      1.91%
                                                                                    ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(a)                                          (.71)%  (.79)%  (.73)%     (.71)%
                                                                                    ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.50%   2.20%   2.20%      1.20%
                                                                                    ======  ======  ======     ======
-------------------------------------------------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


(a)The fee waiver and/or expense reimbursement will remain in effect until November 2, 2011. This fee waiver and/or expense reimbursement may not be terminated before November 2, 2011 and may be terminated thereafter by either party upon 60 days' prior written notice.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  571  $  623  $  323     $  122
After 3 Years   $1,021  $1,050  $  838     $  531
After 5 Years   $1,497  $1,503  $1,479     $  966
After 10 Years  $2,808  $3,069  $3,200     $2,175
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  571  $  223  $  223     $  122
After 3 Years   $1,021  $  850  $  838     $  531
After 5 Years   $1,497  $1,503  $1,479     $  966
After 10 Years  $2,808  $3,069  $3,200     $2,175
-----------------------------------------------------




PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a global portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's Global Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 0.47%.


                                   [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a    34.28   12.25   15.82   14.75   12.61   -53.78  32.39


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 18.53%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.81%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                         SINCE
                                                        1 YEAR 5 YEARS INCEPTION*
---------------------------------------------------------------------------------
Class A**      Return Before Taxes                      26.75% -2.59%    4.09%
               -----------------------------------------------------------------
               Return After Taxes on Distributions      26.75% -3.20%    3.43%
               -----------------------------------------------------------------
               Return After Taxes on Distributions and
               Sale of Fund Shares                      17.38% -2.02%    3.57%
---------------------------------------------------------------------------------
Class B        Return Before Taxes                      27.60% -2.39%    3.98%
---------------------------------------------------------------------------------
Class C        Return Before Taxes                      30.64% -2.41%    3.97%
---------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                      32.93% -1.42%    5.02%
---------------------------------------------------------------------------------
MSCI World Index (Net)
(reflects no deduction for fees, expenses, or taxes
except the reinvestment of dividends net of non-U.S.
withholding taxes)                                      29.99%  2.01%    7.62%
---------------------------------------------------------------------------------


* Inception date for all Classes is 7/22/02.

**After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                  LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------------
William A. Johnston          Since 2009      Vice President of the Adviser

Steven A. Nussbaum, M.D.     Since 2008      Senior Vice President of the Adviser

David G. Robinson            Since 2008      Senior Vice President of the Adviser

Jane E. Schneirov            Since 2002      Senior Vice President of the Adviser

Paul J. Vogel                Since 2007      Senior Vice President of the Adviser

Janet A. Walsh               Since 2002      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .19%    .28%    .22%       .19%
  Other Expenses                            .07%    .07%    .06%       .07%
                                           -----   -----   -----      -----
Total Other Expenses                        .26%    .35%    .28%       .26%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.31%   2.10%   2.03%      1.01%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  553  $  613  $  306     $  103
After 3 Years   $  823  $  858  $  637     $  322
After 5 Years   $1,113  $1,129  $1,093     $  558
After 10 Years  $1,937  $2,229  $2,358     $1,236
-----------------------------------------------------


You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  553  $  213  $  206     $  103
After 3 Years   $  823  $  658  $  637     $  322
After 5 Years   $1,113  $1,129  $1,093     $  558
After 10 Years  $1,937  $2,229  $2,358     $1,236
-----------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 121% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's International Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 4.19%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-25.33  -18.13  -6.22   44.72   23.85   19.83   25.04   17.14   -49.39  40.09



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.28%, 3RD QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                          1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                         34.12%  3.56%   2.05%
                              ---------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions                                         33.82%  3.09%   1.53%
                              ---------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions and Sale of Fund Shares                 23.13%  3.20%   1.68%
---------------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                         35.00%  3.68%   1.87%
---------------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                         38.17%  3.73%   1.74%
---------------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                         40.59%  4.78%   2.81%
---------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                        33.67%  4.07%   1.62%
---------------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                        41.45%  5.83%   2.71%
---------------------------------------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE              LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------------
Gregory D. Eckersley     Since 2006      Senior Vice President of the Adviser

Christopher M. Toub      Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 46 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 116 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                           CLASS B SHARES
                               CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                               SHARES    TO NEW INVESTORS)    SHARES      SHARES
------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%           None            None       None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None           4.00%*          1.00%**     None
------------------------------------------------------------------------------------
Exchange Fee                    None            None            None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .23%    .28%    .26%       .24%
  Other Expenses                            .60%    .64%    .63%       .64%
                                           -----   -----   -----      -----
Total Other Expenses                        .83%    .92%    .89%       .88%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.88%   2.67%   2.64%      1.63%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  608  $  670  $  367     $  166
After 3 Years   $  991  $1,029  $  820     $  514
After 5 Years   $1,398  $1,415  $1,400     $  887
After 10 Years  $2,532  $2,812  $2,973     $1,933
-----------------------------------------------------


You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  608  $  270  $  267     $  166
After 3 Years   $  991  $  829  $  820     $  514
After 5 Years   $1,398  $1,415  $1,400     $  887
After 10 Years  $2,532  $2,812  $2,973     $1,933
-----------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.


PRINCIPAL STRATEGIES

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of July 31, 2010, the Fund had approximately 59% of its net assets invested in securities of China companies, 20% of its net assets in Taiwan companies and 17% of its net assets in Hong Kong companies.


In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China Governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund may invest in short- or long-term fixed income securities and will invest only in investment grade securities.


The Adviser's emerging markets growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that causes the company to grow faster than market forecasts. The Greater China Portfolio Oversight Group is responsible for the construction of the portfolio. The Portfolio Oversight Group uses a proprietary quantitative tool to further assess portfolio candidates based on factors including earnings per share change, consensus earnings revisions, price momentum and valuation. The Fund normally invests in approximately 45-65 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. COUNTRY OR GEOGRAPHIC RISK: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of Chinese companies include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. Risks of investments in Hong Kong companies include heavy reliance on the U.S. economy and other regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. Investments in Taiwanese companies are subject to the risk that the continuing issue of Taiwan's sovereignty, which is disputed by China, could have an adverse effect on Taiwan's economy. In addition, like China, Taiwan's economy is export-driven and vulnerable to global economic downturns.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 6.04%.

                                    [CHART]

                             Calendar Year End (%)

  00      01      02      03      04      05      06      07      08      09
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-24.33  -11.93  -15.22  81.12    3.74    5.14   65.53    50.30  -55.27  57.94



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 29.21%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.31%, 3RD QUARTER, 2001.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                           1 YEAR 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------
Class A*               Return Before Taxes                                                 51.30% 12.10%   6.51%
                       -------------------------------------------------------------------------------------------
                       Return After Taxes on Distributions                                 51.47% 10.57%   5.73%
                       -------------------------------------------------------------------------------------------
                       Return After Taxes on Distributions and Sale of Fund Shares         33.93% 10.29%   5.55%
------------------------------------------------------------------------------------------------------------------
Class B                Return Before Taxes                                                 52.66% 12.26%   6.34%
------------------------------------------------------------------------------------------------------------------
Class C                Return Before Taxes                                                 55.74% 12.28%   6.18%
------------------------------------------------------------------------------------------------------------------
Advisor Class          Return Before Taxes                                                 58.42% 13.42%   7.29%
------------------------------------------------------------------------------------------------------------------
MSCI Golden Dragon Index (Gross)
(reflects no deduction for fees, expenses, or taxes)                                       67.12% 12.42%   4.36%
------------------------------------------------------------------------------------------------------------------
MSCI Golden Dragon Index (Net)
(reflects a deduction for non-U.S. withholding taxes on dividends but no other deduction)  66.66% 12.07%    N/A
------------------------------------------------------------------------------------------------------------------


*After-tax returns:

  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Stephen M. Beinhacker     Since 2008      Senior Vice President of the Adviser

Richard Chow              Since 2008      Vice President of the Adviser

Vernon Yu                 Since 2005      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 35 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES


PURCHASE MINIMUMS



                                                                         INITIAL                SUBSEQUENT
---------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                    $50
IRAs (Class B shares are not currently offered to new shareholders)
---------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500               $50
                                                                                         If initial investment is
                                                                                        less than $2,500, then $200
                                                                                       monthly until account balance
                                                                                              reaches $2,500
---------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or              None                    None
through other limited arrangements)
---------------------------------------------------------------------------------------------------------------------




You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES

Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).


The Funds' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:



 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES

Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

EQUITY-LINKED DEBT SECURITIES
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS
Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for a Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

A Fund's Board of Directors or Trustees (the "Board") may change a Fund's investment objective without shareholder approval, except that ALLIANCEBERNSTEIN GREATER CHINA '97 FUND's investment objective is fundamental and may not be changed without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND or ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each

Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus, except for ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH GROWTH PORTFOLIO, which offers three classes of shares through this Prospectus. Different classes of fund shares for certain of the Funds are available to certain retirement plans and offered through a separate prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.


You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:     $2,500
--Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS

Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.


For ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO and ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, Class A shares offered through this Prospectus are also available to:


.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more; and

..  AllianceBernstein-sponsored group retirement plans.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.


GENERAL
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:


                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                   0.30%*
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None


*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND is .50% of the aggregate average daily net assets. The Boards of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND currently limit the payments to .30%.


Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW. ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH GROWTH PORTFOLIO DOES NOT OFFER CLASS B SHARES.


You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors--US" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Funds' SAI.


           You Can Reduce Sales Charges When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE FUNDS
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;


.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;


.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

        Here Are Some Ways To Avoid Or Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.


REINSTATEMENT PRIVILEGE

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares. The reinstatement privilege for Class B shares is no longer available.


SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.

  Ameriprise Financial Services
  AXA Advisors
  Bank of America

  Cadaret, Grant & Co.

  CCO Investment Services Corp.
  Chase Investment Services


  Commonwealth Financial Network

  Donegal Securities

  Financial Network Investment Company
  ING Financial Partners

  LPL Financial Corporation
  Merrill Lynch

  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation

  Northwestern Mutual Investment Services
  Raymond James

  RBC Wealth Management

  Robert W. Baird


  UBS Financial Services

  Wells Fargo Advisors

  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2010 totaling approximately $458 billion (of which more than $74 billion represented assets of investment companies). As of June 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 35 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, have approximately
3.3 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:


                                            FEE AS A PERCENTAGE OF
                                                 AVERAGE NET       FISCAL YEAR
 FUND                                              ASSETS*            ENDED
 -----------------------------------------------------------------------------
 AllianceBernstein Growth Fund                       .75%            7/31/10
 AllianceBernstein Large Cap Growth Fund             .68%            7/31/10
 AllianceBernstein Small/Mid Cap Growth
  Fund                                               .75%            7/31/10
 AllianceBernstein Small Cap Growth
  Portfolio                                          .75%            7/31/10
 AllianceBernstein U.S. Strategic Research
  Portfolio                                            0%            6/30/10
 AllianceBernstein Global Thematic Growth
  Fund                                               .74%            7/31/10
 AllianceBernstein Global Growth Fund                .04%            6/30/10
 AllianceBernstein International Growth
  Fund                                               .75%            6/30/10
 AllianceBernstein Greater China '97 Fund            .75%            7/31/10



*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GROWTH FUND are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United States and abroad.



The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
William D. Baird; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005.

Frank V. Caruso; since 2008; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005,
                                           and U.S. Relative Value Team Leader.

Amy P. Raskin; since 2010; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                   with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2005.
                                           She is also Director of Research of U.S.
                                           Growth Equities.

Vadim Zlotnikov; since 2008; Senior Vice   Senior Vice President and Chief Market
President of the Adviser                   Strategist of the Adviser. Previously, he
                                           was Chief Investment Officer of Growth
                                           Equities and Head of Growth Portfolio
                                           Analytics since 2008. Prior thereto, he
                                           was the Chief Investment Strategist for
                                           Sanford C. Bernstein's institutional
                                           research unit since prior to 2005.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                    PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Joseph R. Elegante; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2005. Mr. Elegante has
                                             been a member of the U.S. Large Cap
                                             Growth Investment Team since 2000.

Jason P. Ley; since 2010; Senior Vice        Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2005. Mr. Ley has been a
                                             member of the U.S. Large Cap Growth
                                             Investment Team since 2000.

David F. Randell; since 2010; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since 2007. Prior to 2007, Mr. Randell
                                             was associated with GTCR Golder
                                             Rauner LLC, a private equity firm since
                                             prior to 2005. Mr. Randell has been a
                                             member of the U.S. Large Cap Growth
                                             Investment Team since 2007.

P. Scott Wallace; since 2006; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2005. Mr. Wallace has
                                             been a member of the U.S. Large Cap
                                             Growth Investment Team since 2001.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND are made by the Adviser's Small/Mid Cap Growth Investment Team. The Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                             PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                 PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Bruce K. Aronow; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.

N. Kumar Kirpalani; since 2008; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.

Samantha S. Lau; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2005.



                                               PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                  PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Wen-Tse Tseng; since 2008; Vice President  Vice President of the Adviser, with
of the Adviser                             which he has been associated since
                                           2006. Prior thereto, he was the
                                           healthcare sector portfolio manager for
                                           the small-cap growth team at William
                                           D. Witter from August 2003 until 2006.
                                           He also worked at Weiss, Peck and
                                           Greer, managing the health care sector
                                           with the same team with which he
                                           worked at William D. Witter, from April
                                           2002 to August 2003.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.


The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE              PAST FIVE (5) YEARS
---------------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice            (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior              (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior Vice            (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Vice President           (see above)
of the Adviser


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO are made by the Adviser's Strategic Research Portfolio Oversight Group, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                              PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                  PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Joseph G. Carson; since 2009; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005,
                                           and Director of Global Economic
                                           Research on Fixed-Income.

                                              PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                 PAST FIVE (5) YEARS
----------------------------------------------------------------------------------
Amy P. Raskin; since 2009; Senior Vice    (see above)
President of the Adviser

Catherine D. Wood; since 2009; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser             with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2005.
                                          She is also Chief Investment Officer of
                                          Thematic Portfolios.

Vadim Zlotnikov; since 2009; Senior Vice  (see above)
President of the Adviser


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                           PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE              PAST FIVE (5) YEARS
---------------------------------------------------------------------------
Joseph G. Carson; since 2008; Senior Vice           (see above)
President of the Adviser

Amy P. Raskin; since 2008; Senior Vice              (see above)
President of the Adviser

Catherine D. Wood; since 2008; Senior               (see above)
Vice President of the Adviser

Vadim Zlotnikov; since 2008; Senior Vice            (see above)
President of the Adviser


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.



The following table lists the senior sector analysts with the responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                           PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE              PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
William A. Johnston, since 2009; Vice  Senior Vice President of
President of the Adviser               AllianceBernstein Limited and a Vice
                                       President of the Adviser, with which he
                                       has been associated since prior to
                                       2005.


                                               PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                   PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Steven A. Nussbaum, M.D.; since 2008;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

David G. Robinson; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Jane E. Schneirov; since 2002; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Paul J. Vogel; since 2007; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Janet A. Walsh; since 2002; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2005.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The following table lists the senior members of the International Growth Portfolio Oversight Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                             PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                 PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Gregory D. Eckersley; since 2006; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.

Christopher M. Toub; since 2005; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GREATER CHINA '97 FUND are made by the Adviser's Hong Kong/China Portfolio Oversight Group (the "Group"). The Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While no one person is principally responsible for coordinating the investments, the following table lists the members of the Group who are primarily responsible for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund and each person's principal occupation during the past five years:


                                               PRINCIPAL OCCUPATION DURING THE
EMPLOYEE; LENGTH OF SERVICE; TITLE                  PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Stephen M. Beinhacker, since 2008; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           similar capacity as a portfolio manager
                                           since prior to 2005, and Chief
                                           Investment Officer for Emerging
                                           Markets Growth.

Richard Chow, since 2008; Senior Vice      Senior Vice President of
President of AllianceBernstein Limited     AllianceBernstein Limited Shanghai and
                                           a Vice President of the Adviser, with
                                           which he has been associated with
                                           since prior to 2005.

Vernon Yu; since 2005; Vice President of   Vice President of the Adviser, with
the Adviser                                which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since January 2005.
                                           Prior thereto, Mr. Yu was a Senior
                                           Investment Manager with HSBC Asset
                                           Management, where he covered the
                                           Hong Kong equity market and Asian
                                           (ex-Japan) financial institutions since
                                           prior to 2005.


Additional Information about the portfolio managers may be found in the Funds' SAI.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

In addition to its support in managing the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND'S assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those of the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND. The Historical Portfolio is not subject to the same types of expenses as the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.


Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2009, the assets in the Historical Portfolio totaled approximately $1.4 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.


As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the Morgan Stanley Capital International
(MSCI) World Index. The unmanaged MSCI World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 24 countries.


The investment performance for the periods presented may not be indicative of future rates of return. The methodology used to calculate the Historical Portfolio's performance, as described herein, is different from the methodology established by the Commission. The use of methodology different from that used to calculate performance could result in different performance data.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*


                                                                    MSCI
                                           HISTORICAL PORTFOLIO WORLD INDEX
                                              TOTAL RETURN**    TOTAL RETURN
   --------------------------------------------------------------------------
   Year Ended December 31:
   2009                                            30.61%           29.99%
   2008                                           -53.12%          -40.71%
   2007                                            12.21%            9.04%
   2006                                            13.80%           20.07%
   2005                                            15.86%            9.49%
   2004                                            12.89%           14.72%
   2003                                            32.95%           33.11%
   2002                                           -18.69%          -19.89%
   2001                                           -14.44%          -16.82%
   2000                                            -0.13%          -13.18%
   1999                                            44.57%           24.93%
   1998                                            26.15%           24.34%
   1997                                             8.67%           15.76%
   1996                                            14.43%           13.48%
   1995                                            42.85%           20.72%
   1994                                             5.43%            5.08%
   1993                                            19.47%           22.50%
   1992                                             9.34%           -5.23%
   Cumulative total return for the period
    October 25, 1991 (inception of the
    Historical Portfolio) to
    December 31, 2009                             351.35%          205.52%***


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** Net of all fees charged on the Class AX shares.

***Since inception cumulative return for the Index is from October 31, 1991.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 2009 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                      HISTORICAL PORTFOLIO+ MSCI WORLD INDEX
   -------------------------------------------------------------------------
   One Year                                   30.61%             29.99%
   Three Years                               -11.76%             -5.63%
   Five Years                                 -1.96%              2.01%
   Ten Years                                  -0.57%             -0.24%
   Since October 25, 1991 (inception
    of the Historical Portfolio)               8.63%              6.34%++


+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++Since inception average annual total return for the Index is from October 31, 1991.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


GREATER CHINA COMPANY is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country,
(ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.


GREATER CHINA COUNTRIES are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.


MSCI GOLDEN DRAGON INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of June 30, 2010, the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.


RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO, ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO, ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND and ALLIANCEBERNSTEIN GREATER CHINA '97 FUND, this information for all fiscal periods has been audited by Ernst & Young LLP, independent registered public accounting firm. With respect to all other Funds, this information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for these Funds. The reports of each independent accounting firm for all Funds, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS      LESS DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------     --------------------------------
                                             NET GAINS OR
                     NET ASSET    NET          LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT  INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
                     BEGINNING   INCOME      REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
FISCAL YEAR          OF PERIOD (LOSS) (a)     UNREALIZED)    OPERATIONS     INCOME           GAINS
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH FUND
CLASS A
Year ended 7/31/10    $27.73     $(.09)         $ 3.76         $ 3.67       $0.00            $0.00
Year ended 7/31/09     35.95       .03           (8.25)         (8.22)       0.00             0.00
Year ended 7/31/08     39.45      (.27)          (3.23)         (3.50)       0.00             0.00
Year ended 7/31/07     32.93      (.22)           6.74           6.52        0.00             0.00
Year ended 7/31/06     35.67      (.36)          (2.38)         (2.74)       0.00             0.00

CLASS B
Year ended 7/31/10    $18.64     $(.22)         $ 2.52         $ 2.30       $0.00            $0.00
Year ended 7/31/09     24.37      (.14)          (5.59)         (5.73)       0.00             0.00
Year ended 7/31/08     26.95      (.39)          (2.19)         (2.58)       0.00             0.00
Year ended 7/31/07     22.67      (.36)           4.64           4.28        0.00             0.00
Year ended 7/31/06     24.74      (.45)          (1.62)         (2.07)       0.00             0.00

CLASS C
Year ended 7/31/10    $18.73     $(.21)         $ 2.54         $ 2.33       $0.00            $0.00
Year ended 7/31/09     24.47      (.11)          (5.63)         (5.74)       0.00             0.00
Year ended 7/31/08     27.04      (.37)          (2.20)         (2.57)       0.00             0.00
Year ended 7/31/07     22.73      (.34)           4.65           4.31        0.00             0.00
Year ended 7/31/06     24.80      (.43)          (1.64)         (2.07)       0.00             0.00

ADVISOR CLASS
Year ended 7/31/10    $28.93     $ .01          $ 3.92         $ 3.93       $0.00            $0.00
Year ended 7/31/09     37.39       .08           (8.54)         (8.46)       0.00             0.00
Year ended 7/31/08     40.90      (.16)          (3.35)         (3.51)       0.00             0.00
Year ended 7/31/07     34.04      (.11)           6.97           6.86        0.00             0.00
Year ended 7/31/06     36.76      (.24)          (2.48)         (2.72)       0.00             0.00

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
CLASS A
Year ended 7/31/10    $18.93     $(.04)(f)      $ 2.16         $ 2.12       $0.00            $0.00
Year ended 7/31/09     20.08      (.04)          (1.11)         (1.15)       0.00             0.00
Year ended 7/31/08     21.60      (.13)          (1.39)         (1.52)(h)    0.00             0.00
Year ended 7/31/07     18.56      (.12)           3.16           3.04        0.00             0.00
Year ended 7/31/06     19.15      (.19)           (.40)          (.59)       0.00             0.00

CLASS B
Year ended 7/31/10    $16.55     $(.21)         $ 1.90         $ 1.69       $0.00            $0.00
Year ended 7/31/09     17.70      (.16)           (.99)         (1.15)       0.00             0.00
Year ended 7/31/08     19.20      (.28)          (1.22)         (1.50)(h)    0.00             0.00
Year ended 7/31/07     16.62      (.25)           2.83           2.58        0.00             0.00
Year ended 7/31/06     17.28      (.30)           (.36)          (.66)       0.00             0.00

CLASS C
Year ended 7/31/10    $16.63     $(.20)         $ 1.91         $ 1.71       $0.00            $0.00
Year ended 7/31/09     17.78      (.15)          (1.00)         (1.15)       0.00             0.00
Year ended 7/31/08     19.27      (.26)          (1.23)         (1.49)(h)    0.00             0.00
Year ended 7/31/07     16.68      (.24)           2.83           2.59        0.00             0.00
Year ended 7/31/06     17.33      (.30)           (.35)          (.65)       0.00             0.00

ADVISOR CLASS
Year ended 7/31/10    $19.77     $(.00)(i)      $ 2.26         $ 2.26       $0.00            $0.00
Year ended 7/31/09     20.91       .01           (1.15)         (1.14)       0.00             0.00
Year ended 7/31/08     22.43      (.06)          (1.46)         (1.52)(h)    0.00             0.00
Year ended 7/31/07     19.21      (.06)           3.28           3.22        0.00             0.00
Year ended 7/31/06     19.76      (.11)           (.44)          (.55)       0.00             0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 70 through 71.

        LESS DISTRIBUTIONS                                           RATIOS/SUPPLEMENTAL DATA
----------------------------------                  ---------------------------------------------------------
                                                                     RATIO OF      RATIO OF NET
                                                      NET ASSETS     EXPENSES      INCOME (LOSS)     PORTFOLIO
 TOTAL DIVIDENDS  NET ASSET VALUE,                   END OF PERIOD  TO AVERAGE      TO AVERAGE       TURNOVER
AND DISTRIBUTIONS  END OF PERIOD   TOTAL RETURN (b) (000'S OMITTED) NET ASSETS      NET ASSETS         RATE
--------------------------------------------------------------------------------------------------------------
      $0.00            $31.40            13.23%(c)    $  492,014       1.54%(d)         (.28)%(d)       229%
       0.00             27.73           (22.87)(c)       494,401       1.57              .11            189
       0.00             35.95            (8.87)(c)       728,505       1.37(e)          (.69)           100
       0.00             39.45            19.80           901,431       1.45(e)          (.60)            50
       0.00             32.93            (7.68)          933,449       1.53(d)(e)       (.98)(d)         58

      $0.00            $20.94            12.34%(c)    $   41,044       2.35%(d)        (1.08)%(d)       229%
       0.00             18.64           (23.51)(c)        54,600       2.41             (.78)           189
       0.00             24.37            (9.57)(c)       114,510       2.16(e)         (1.48)           100
       0.00             26.95            18.88           213,343       2.23(e)         (1.40)            50
       0.00             22.67            (8.37)          322,044       2.30(d)(e)      (1.77)(d)         58

      $0.00            $21.06            12.44%(c)    $   62,462       2.27%(d)        (1.01)%(d)       229%
       0.00             18.73           (23.46)(c)        62,069       2.31             (.64)           189
       0.00             24.47            (9.51)(c)        97,833       2.10(e)         (1.42)           100
       0.00             27.04            18.96           129,392       2.17(e)         (1.33)            50
       0.00             22.73            (8.35)          151,937       2.25(d)(e)      (1.71)(d)         58

      $0.00            $32.86            13.58%(c)    $    9,513       1.24%(d)          .03%(d)        229%
       0.00             28.93           (22.63)(c)        10,129       1.27              .30            189
       0.00             37.39            (8.58)(c)        24,857       1.07(e)          (.39)           100
       0.00             40.90            20.15            56,510       1.14(e)          (.30)            50
       0.00             34.04            (7.40)           49,951       1.20(d)(e)       (.63)(d)         58


      $0.00            $21.05            11.20%(c)    $1,057,042       1.36%(d)(g)      (.20)%(d)(f)    114%
       0.00             18.93            (5.73)(c)       986,194       1.53             (.25)           108
       0.00             20.08            (7.04)(c)     1,041,846       1.48(e)          (.59)            90
       0.00             21.60            16.38         1,105,419       1.45(e)          (.57)            87
       0.00             18.56            (3.08)        1,107,602       1.54(d)          (.92)(d)         68

      $0.00            $18.24            10.21%(c)    $  100,234       2.27%(d)        (1.10)%(d)       114%
       0.00             16.55            (6.50)(c)       147,046       2.39            (1.11)           108
       0.00             17.70            (7.81)(c)       296,367       2.29(e)         (1.43)            90
       0.00             19.20            15.52           647,523       2.25(e)         (1.38)            87
       0.00             16.62            (3.82)        1,117,481       2.30(d)         (1.68)(d)         68

      $0.00            $18.34            10.28%(c)    $  199,201       2.21%(d)        (1.05)%(d)       114%
       0.00             16.63            (6.47)(c)       200,133       2.30            (1.01)           108
       0.00             17.78            (7.73)(c)       251,327       2.22(e)         (1.34)            90
       0.00             19.27            15.53           327,551       2.19(e)         (1.32)            87
       0.00             16.68            (3.75)          396,990       2.26(d)         (1.65)(d)         68

      $0.00            $22.03            11.43%(c)    $  309,035       1.17%(d)         (.01)%(d)       114%
       0.00             19.77            (5.45)(c)       297,490       1.23              .06            108
       0.00             20.91            (6.78)(c)       234,005       1.18(e)          (.28)            90
       0.00             22.43            16.76           200,076       1.14(e)          (.26)            87
       0.00             19.21            (2.78)          151,816       1.22(d)          (.66)(d)         68
--------------------------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS      LESS DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------     -------------------------------
                                             NET GAINS OR
                     NET ASSET    NET          LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT  INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
                     BEGINNING   INCOME      REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
FISCAL YEAR          OF PERIOD (LOSS) (a)     UNREALIZED)    OPERATIONS     INCOME           GAINS
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
CLASS A
Year ended 7/31/10    $ 3.72     $(.04)         $  .94         $  .90       $0.00            $0.00
Year ended 7/31/09      4.79      (.03)          (1.04)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.22      (.05)           (.52)          (.57)(h)    0.00             (.86)
Year ended 7/31/07      5.60      (.05)           1.25           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.04)           (.22)          (.26)       0.00             (.59)

CLASS B
Year ended 7/31/10    $ 2.85     $(.06)         $  .73         $  .67       $0.00            $0.00
Year ended 7/31/09      3.71      (.05)           (.81)          (.86)(h)    0.00             0.00
Year ended 7/31/08      5.04      (.08)           (.39)          (.47)(h)    0.00             (.86)
Year ended 7/31/07      4.67      (.09)           1.04            .95        0.00             (.58)
Year ended 7/31/06      5.51      (.08)           (.17)          (.25)       0.00             (.59)

CLASS C
Year ended 7/31/10    $ 2.86     $(.05)         $  .72         $  .67       $0.00            $0.00
Year ended 7/31/09      3.72      (.05)           (.81)          (.86)(h)    0.00             0.00
Year ended 7/31/08      5.04      (.08)           (.38)          (.46)(h)    0.00             (.86)
Year ended 7/31/07      4.66      (.08)           1.04            .96        0.00             (.58)
Year ended 7/31/06      5.50      (.08)           (.17)          (.25)       0.00             (.59)

ADVISOR CLASS
Year ended 7/31/10    $ 3.84     $(.03)         $  .98         $  .95       $0.00            $0.00
Year ended 7/31/09      4.94      (.02)          (1.08)         (1.10)(h)    0.00             0.00
Year ended 7/31/08      6.38      (.04)           (.54)          (.58)(h)    0.00             (.86)
Year ended 7/31/07      5.72      (.04)           1.28           1.24        0.00             (.58)
Year ended 7/31/06      6.56      (.03)           (.22)          (.25)       0.00             (.59)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
CLASS A
Year ended 7/31/10    $21.08     $(.31)         $ 4.59         $ 4.28       $0.00            $0.00
Year ended 7/31/09     26.69      (.24)          (5.37)         (5.61)       0.00             0.00
Year ended 7/31/08     29.55      (.31)          (2.55)         (2.86)(h)    0.00             0.00
Year ended 7/31/07     24.06      (.32)           5.81           5.49        0.00             0.00
Year ended 7/31/06     23.85      (.34)            .55            .21        0.00             0.00

CLASS B
Year ended 7/31/10    $17.16     $(.42)         $ 3.73         $ 3.31       $0.00            $0.00
Year ended 7/31/09     21.92      (.34)          (4.42)         (4.76)       0.00             0.00
Year ended 7/31/08     24.48      (.44)          (2.12)         (2.56)(h)    0.00             0.00
Year ended 7/31/07     20.10      (.45)           4.83           4.38        0.00             0.00
Year ended 7/31/06     20.08      (.46)            .48            .02        0.00             0.00

CLASS C
Year ended 7/31/10    $17.25     $(.41)         $ 3.76         $ 3.35       $0.00            $0.00
Year ended 7/31/09     22.02      (.33)          (4.44)         (4.77)       0.00             0.00
Year ended 7/31/08     24.56      (.43)          (2.11)         (2.54)(h)    0.00             0.00
Year ended 7/31/07     20.16      (.44)           4.84           4.40        0.00             0.00
Year ended 7/31/06     20.13      (.45)            .48            .03        0.00             0.00

ADVISOR CLASS
Year ended 7/31/10    $21.90     $(.26)         $ 4.79         $ 4.53       $0.00            $0.00
Year ended 7/31/09     27.65      (.20)          (5.55)         (5.75)       0.00             0.00
Year ended 7/31/08     30.52      (.24)          (2.63)         (2.87)(h)    0.00             0.00
Year ended 7/31/07     24.79      (.26)           5.99           5.73        0.00             0.00
Year ended 7/31/06     24.51      (.28)            .56            .28        0.00             0.00

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
CLASS A
December 23, 2009+
 to June 30, 2010     $10.00     $(.02)(f)      $ (.76)        $ (.78)      $0.00            $0.00

CLASS C
December 23, 2009+
 to June 30, 2010     $10.00     $(.05)(f)      $ (.77)        $ (.82)      $0.00            $0.00

ADVISOR CLASS
December 23, 2009+
 to June 30, 2010     $10.00     $(.01)(f)      $ (.76)        $ (.77)      $0.00            $0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 70 through 71.

        LESS DISTRIBUTIONS                                           RATIOS/SUPPLEMENTAL DATA
----------------------------------                  ---------------------------------------------------------

                                                                     RATIO OF      RATIO OF NET
                                                      NET ASSETS     EXPENSES      INCOME (LOSS)     PORTFOLIO
 TOTAL DIVIDENDS  NET ASSET VALUE,                   END OF PERIOD  TO AVERAGE      TO AVERAGE       TURNOVER
AND DISTRIBUTIONS  END OF PERIOD   TOTAL RETURN (b) (000'S OMITTED) NET ASSETS      NET ASSETS         RATE
--------------------------------------------------------------------------------------------------------------
      $0.00            $ 4.62            24.19%(c)     $347,184        1.33%(d)         (.85)%(d)        92%
       0.00              3.72           (22.34)(c)      320,585        1.38             (.93)           176
       (.86)             4.79           (11.75)(c)      465,189        1.23             (.95)           129
       (.58)             6.22            21.76          614,019        1.20(e)          (.89)            98
       (.59)             5.60            (5.32)         593,870        1.23(d)          (.64)(d)        135

      $0.00            $ 3.52            23.51%(c)     $  9,220        2.20%(d)        (1.72)%(d)        92%
       0.00              2.85           (23.18)(c)       10,493        2.30            (1.86)           176
       (.86)             3.71           (12.60)(c)       20,792        2.07            (1.79)           129
       (.58)             5.04            20.68           35,734        2.04(e)         (1.72)            98
       (.59)             4.67            (6.08)          50,045        2.05(d)         (1.46)(d)        135

      $0.00            $ 3.53            23.43%(c)     $ 10,159        2.14%(d)        (1.66)%(d)        92%
       0.00              2.86           (23.12)(c)        9,623        2.20            (1.75)           176
       (.86)             3.72           (12.36)(c)       14,221        2.03            (1.75)           129
       (.58)             5.04            20.94           20,773        2.00(e)         (1.68)            98
       (.59)             4.66            (6.11)          26,701        2.01(d)         (1.44)(d)        135

      $0.00            $ 4.79            24.74%(c)     $ 33,242        1.10%(d)         (.62)%(d)        92%
       0.00              3.84           (22.27)(c)       28,862        1.15             (.71)           176
       (.86)             4.94           (11.58)(c)       45,739        1.00             (.72)           129
       (.58)             6.38            22.03           73,267         .97(e)          (.66)            98
       (.59)             5.72            (5.05)          70,832        1.00(d)          (.42)(d)        135


      $0.00            $25.36            20.30%(c)     $152,958        1.60%(d)        (1.30)%(d)        93%
       0.00             21.08           (21.02)(c)      146,038        1.62            (1.28)           108
       0.00             26.69            (9.68)(c)      205,802        1.58(e)         (1.07)           100
       0.00             29.55            22.82          241,424        1.56(e)         (1.17)            72
       0.00             24.06              .88          217,106        1.68(d)(e)      (1.35)(d)         79

      $0.00            $20.47            19.29%(c)     $  9,568        2.45%(d)        (2.16)%(d)        93%
       0.00             17.16           (21.72)(c)       12,471        2.51            (2.16)           108
       0.00             21.92           (10.46)(c)       23,869        2.40(e)         (1.87)           100
       0.00             24.48            21.79           41,240        2.39(e)         (2.01)            72
       0.00             20.10              .10           68,340        2.50(d)(e)      (2.17)(d)         79

      $0.00            $20.60            19.42%(c)     $ 13,677        2.37%(d)        (2.08)%(d)        93%
       0.00             17.25           (21.66)(c)       13,246        2.41            (2.07)           108
       0.00             22.02           (10.34)(c)       19,840        2.34(e)         (1.83)           100
       0.00             24.56            21.83           26,790        2.32(e)         (1.94)            72
       0.00             20.16              .15           30,008        2.43(d)(e)      (2.11)(d)         79

      $0.00            $26.43            20.68%(c)     $ 18,067        1.33%(d)        (1.03)%(d)        93%
       0.00             21.90           (20.80)(c)       18,439        1.35            (1.00)           108
       0.00             27.65            (9.40)(c)       26,423        1.31(e)          (.81)           100
       0.00             30.52            23.12           26,387        1.29(e)          (.90)            72
       0.00             24.79             1.14           22,396        1.39(d)(e)      (1.07)(d)         79


      $0.00            $ 9.22            (7.80)%       $    549        1.35%(g)(j)      (.46)%(f)(j)     59%

      $0.00            $ 9.18            (8.20)%       $     64        2.05%(g)(j)     (1.04)%(f)(j)     59%

      $0.00            $ 9.23            (7.70)%       $    893        1.05%(g)(j)      (.10)%(f)(j)     59%
--------------------------------------------------------------------------------------------------------------

                                     INCOME FROM INVESTMENT OPERATIONS       LESS DIVIDENDS AND DISTRIBUTIONS
                                ----------------------------------------     -------------------------------
                                                NET GAINS OR
                      NET ASSET    NET            LOSSES ON                  DIVIDENDS
                       VALUE,   INVESTMENT    INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
                      BEGINNING   INCOME        REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
FISCAL YEAR           OF PERIOD (LOSS) (a)       UNREALIZED)    OPERATIONS     INCOME           GAINS
-------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
CLASS A
Year ended 7/31/10     $58.61     $ .04            $ 5.83         $ 5.87       $(.81)          $ 0.00
Year ended 7/31/09      64.34      (.11)            (5.64)         (5.73)(k)    0.00             0.00
Year ended 7/31/08      70.75      (.31)            (6.10)         (6.41)(h)    0.00             0.00
Year ended 7/31/07      54.64      (.45)            16.56          16.11        0.00             0.00
Year ended 7/31/06      56.56      (.56)            (1.36)         (1.92)       0.00             0.00

CLASS B
Year ended 7/31/10     $51.23     $(.46)           $ 5.15         $ 4.69       $(.81)          $ 0.00
Year ended 7/31/09      56.71      (.47)            (5.02)         (5.48)(k)    0.00             0.00
Year ended 7/31/08      62.88      (.80)            (5.37)         (6.17)(h)    0.00             0.00
Year ended 7/31/07      48.95      (.87)            14.80          13.93        0.00             0.00
Year ended 7/31/06      51.06      (.92)            (1.19)         (2.11)       0.00             0.00

CLASS C
Year ended 7/31/10     $51.42     $(.36)           $ 5.10         $ 4.74       $(.81)          $ 0.00
Year ended 7/31/09      56.88      (.42)            (5.06)         (5.46)(k)    0.00             0.00
Year ended 7/31/08      63.01      (.74)            (5.39)         (6.13)(h)    0.00             0.00
Year ended 7/31/07      49.02      (.83)            14.82          13.99        0.00             0.00
Year ended 7/31/06      51.11      (.90)            (1.19)         (2.09)       0.00             0.00

ADVISOR CLASS
Year ended 7/31/10     $61.03     $ .35            $ 5.96         $ 6.31       $(.81)          $ 0.00
Year ended 7/31/09      66.80       .05             (5.84)         (5.77)(k)    0.00             0.00
Year ended 7/31/08      73.24      (.10)            (6.34)         (6.44)(h)    0.00             0.00
Year ended 7/31/07      56.37      (.26)            17.13          16.87        0.00             0.00
Year ended 7/31/06      58.18      (.36)            (1.45)         (1.81)       0.00             0.00

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
CLASS A
Year ended 6/30/10     $ 8.58     $ .02(f)         $  .74         $  .76       $0.00           $ 0.00
Year ended 6/30/09      15.22       .02(f)          (6.43)         (6.41)       0.00             (.23)
Year ended 6/30/08      18.71       .00(f)(i)       (1.76)         (1.76)       (.03)           (1.70)
Year ended 6/30/07      16.73       .03(f)           2.94           2.97        0.00             (.99)
Year ended 6/30/06      14.47       .03(f)           2.73           2.76(h)     0.00             (.50)

CLASS B
Year ended 6/30/10     $ 8.14     $(.05)(f)        $  .70         $  .65       $0.00           $ 0.00
Year ended 6/30/09      14.53      (.02)(f)         (6.14)         (6.16)       0.00             (.23)
Year ended 6/30/08      18.02      (.13)(f)         (1.66)         (1.79)       0.00            (1.70)
Year ended 6/30/07      16.26      (.10)(f)          2.85           2.75        0.00             (.99)
Year ended 6/30/06      14.17      (.05)(f)          2.64           2.59(h)     0.00             (.50)

CLASS C
Year ended 6/30/10     $ 8.13     $(.05)(f)        $  .70         $  .65       $0.00           $ 0.00
Year ended 6/30/09      14.51      (.01)(f)         (6.14)         (6.15)       0.00             (.23)
Year ended 6/30/08      18.02      (.12)(f)         (1.69)         (1.81)       0.00            (1.70)
Year ended 6/30/07      16.26      (.10)(f)          2.85           2.75        0.00             (.99)
Year ended 6/30/06      14.17      (.05)(f)          2.64           2.59(h)     0.00             (.50)

ADVISOR CLASS
Year ended 6/30/10     $ 8.72     $ .05(f)         $  .74         $  .79       $0.00           $ 0.00
Year ended 6/30/09      15.40       .08(f)          (6.53)         (6.45)       0.00             (.23)
Year ended 6/30/08      18.91       .06(f)          (1.78)         (1.72)       (.09)           (1.70)
Year ended 6/30/07      16.89       .09(f)           2.97           3.06        (.05)            (.99)
Year ended 6/30/06      14.56       .11(f)           2.72           2.83(h)     0.00             (.50)
-------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 70 through 71.

        LESS DISTRIBUTIONS                                           RATIOS/SUPPLEMENTAL DATA
----------------------------------                  ---------------------------------------------------------

                                                                     RATIO OF      RATIO OF NET
                                                      NET ASSETS     EXPENSES      INCOME (LOSS)     PORTFOLIO
 TOTAL DIVIDENDS  NET ASSET VALUE,                   END OF PERIOD  TO AVERAGE      TO AVERAGE       TURNOVER
AND DISTRIBUTIONS  END OF PERIOD   TOTAL RETURN (b) (000'S OMITTED) NET ASSETS      NET ASSETS         RATE
--------------------------------------------------------------------------------------------------------------
     $ (.81)           $63.67            10.03%(c)     $843,840        1.55%(d)          .07%(d)        193%
       0.00             58.61            (8.91)(c)      834,209        1.70             (.23)           201
       0.00             64.34            (9.06)(c)      938,400        1.46(e)          (.43)           118
       0.00             70.75            29.49          998,217        1.45(e)          (.69)           111
       0.00             54.64            (3.40)         880,239        1.67(d)(e)       (.95)(d)        106

     $ (.81)           $55.11             9.16%(c)     $ 72,741        2.35%(d)         (.84)%(d)       193%
       0.00             51.23            (9.66)(c)      104,726        2.54            (1.12)           201
       0.00             56.71            (9.81)(c)      184,615        2.29(e)         (1.26)           118
       0.00             62.88            28.46          416,760        2.26(e)         (1.52)           111
       0.00             48.95            (4.13)         549,277        2.46(d)(e)      (1.74)(d)        106

     $ (.81)           $55.35             9.22%(c)     $121,020        2.29%(d)         (.66)%(d)       193%
       0.00             51.42            (9.60)(c)      117,334        2.45             (.99)           201
       0.00             56.88            (9.73)(c)      138,553        2.20(e)         (1.17)           118
       0.00             63.01            28.54          176,472        2.19(e)         (1.44)           111
       0.00             49.02            (4.09)         188,275        2.40(d)(e)      (1.68)(d)        106

     $ (.81)           $66.53            10.35%(c)     $ 63,376        1.25%(d)          .54%(d)        193%
       0.00             61.03            (8.64)(c)       40,770        1.40              .11            201
       0.00             66.80            (8.79)(c)       31,546        1.17(e)          (.14)           118
       0.00             73.24            29.93           56,148        1.15(e)          (.39)           111
       0.00             56.37            (3.11)          46,297        1.36(d)(e)       (.62)(d)        106


     $ 0.00            $ 9.34             8.86%(c)     $  3,511        1.50%(d)(g)       .17%(d)(f)     115%
       (.23)             8.58           (42.06)           3,824        1.50(g)           .16(f)         117
      (1.73)            15.22           (10.79)          54,084        1.49(g)           .00(f)(l)       97
       (.99)            18.71            18.37           58,325        1.50(g)           .14(f)          80
       (.50)            16.73            19.25           50,432        1.50(d)(g)        .18(d)(f)       79

     $ 0.00            $ 8.79             7.99%(c)     $    824        2.20%(d)(g)      (.52)%(d)(f)    115%
       (.23)             8.14           (42.34)             746        2.20(g)          (.16)(f)        117
      (1.70)            14.53           (11.38)           2,083        2.20(g)          (.75)(f)         97
       (.99)            18.02            17.53            2,779        2.20(g)          (.58)(f)         80
       (.50)            16.26            18.44            2,726        2.20(d)(g)       (.33)(d)(f)      79

     $ 0.00            $ 8.78             7.99%(c)     $  1,301        2.20%(d)(g)      (.53)%(d)(f)    115%
       (.23)             8.13           (42.33)           1,513        2.20(g)          (.08)(f)        117
      (1.70)            14.51           (11.51)           2,908        2.20(g)          (.72)(f)         97
       (.99)            18.02            17.53            3,280        2.20(g)          (.60(f)          80
       (.50)            16.26            18.44            3,266        2.20(d)(g)       (.30)(d)(f)      79

     $ 0.00            $ 9.51             9.06%(c)     $ 39,318        1.20%(d)(g)       .45%(d)(f)     115%
       (.23)             8.72           (41.82)          41,490        1.20(g)           .88(f)         117
      (1.79)            15.40           (10.52)          93,375        1.18(g)           .34(f)          97
      (1.04)            18.91            18.75           94,843        1.20(g)           .50(f)          80
       (.50)            16.89            19.61           68,427        1.20(d)(g)        .67(d)(f)       79
--------------------------------------------------------------------------------------------------------------

                                             INCOME FROM INVESTMENT OPERATIONS      LESS DIVIDENDS AND DISTRIBUTIONS
                                         --------------------------------------     -------------------------------
                                                       NET GAINS OR
                               NET ASSET    NET          LOSSES ON                  DIVIDENDS
                                VALUE,   INVESTMENT  INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
                               BEGINNING   INCOME      REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
FISCAL YEAR                    OF PERIOD (LOSS) (a)     UNREALIZED)    OPERATIONS     INCOME           GAINS
--------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
CLASS A
Year ended 6/30/10              $11.48     $ .10          $ 1.14         $ 1.24(h)    $(.39)          $ 0.00
Year ended 6/30/09               19.18       .19           (7.59)         (7.40)       (.28)            (.02)
Year ended 6/30/08               20.85       .27            (.53)          (.26)(h)    (.17)           (1.24)
Year ended 6/30/07               16.93       .23            4.56           4.79(h)     (.15)            (.72)
Year ended 6/30/06               13.72       .20            3.22           3.42        (.09)            (.12)

CLASS B
Year ended 6/30/10              $10.42     $(.01)         $ 1.03         $ 1.02(h)    $(.27)          $ 0.00
Year ended 6/30/09               17.50       .08           (6.95)         (6.87)       (.19)            (.02)
Year ended 6/30/08               19.15       .09            (.45)          (.36)(h)    (.05)           (1.24)
Year ended 6/30/07               15.65       .06            4.22           4.28(h)     (.06)            (.72)
Year ended 6/30/06               12.72       .05            3.01           3.06        (.01)            (.12)

CLASS C
Year ended 6/30/10              $10.45     $ .00(i)       $ 1.03         $ 1.03(h)    $(.27)          $ 0.00
Year ended 6/30/09               17.53       .09           (6.96)         (6.87)       (.19)            (.02)
Year ended 6/30/08               19.18       .12            (.48)          (.36)(h)    (.05)           (1.24)
Year ended 6/30/07               15.67       .10            4.19           4.29(h)     (.06)            (.72)
Year ended 6/30/06               12.72       .13            2.95           3.08        (.01)            (.12)

ADVISOR CLASS
Year ended 6/30/10              $11.61     $ .15          $ 1.15         $ 1.30(h)    $(.43)          $ 0.00
Year ended 6/30/09               19.39       .23           (7.67)         (7.44)       (.32)            (.02)
Year ended 6/30/08               21.05       .35            (.54)          (.19)(h)    (.23)           (1.24)
Year ended 6/30/07               17.08       .31            4.57           4.88(h)     (.19)            (.72)
Year ended 6/30/06               13.82       .29            3.21           3.50        (.12)            (.12)

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
CLASS A
Year ended 7/31/10              $12.54     $ .02          $  .84         $  .86       $(.11)          $ 0.00
Year ended 7/31/09               21.04       .10           (4.60)         (4.50)       (.14)           (3.86)
Year ended 7/31/08               25.78       .15(f)        (3.00)         (2.85)       (.09)           (1.80)
Year ended 7/31/07               16.19       .04(f)        10.72          10.76        (.10)           (1.07)
Year ended 7/31/06               13.16       .12(f)         2.98           3.10        (.06)            (.01)

CLASS B
Year ended 7/31/10              $11.54     $(.10)         $  .80         $  .70       $(.04)          $ 0.00
Year ended 7/31/09               19.78      (.06)          (4.32)         (4.38)       0.00            (3.86)
Year ended 7/31/08               24.43      (.04)(f)       (2.81)         (2.85)       0.00            (1.80)
Year ended 7/31/07               15.41      (.11)(f)       10.20          10.09        0.00            (1.07)
Year ended 7/31/06               12.56      0.00(f)         2.86           2.86        0.00             (.01)

CLASS C
Year ended 7/31/10              $11.50     $(.09)         $  .80         $  .71       $(.04)          $ 0.00
Year ended 7/31/09               19.73      (.05)          (4.32)         (4.37)       0.00            (3.86)
Year ended 7/31/08               24.37      (.03)(f)       (2.81)         (2.84)       0.00            (1.80)
Year ended 7/31/07               15.38      (.10)(f)       10.16          10.06        0.00            (1.07)
Year ended 7/31/06               12.53      0.00(f)         2.86           2.86        0.00             (.01)

ADVISOR CLASS
Year ended 7/31/10              $12.88     $ .05          $  .88         $  .93       $(.15)          $ 0.00
Year ended 7/31/09               21.54       .04           (4.60)         (4.56)       (.24)           (3.86)
Year ended 7/31/08               26.36       .23(f)        (3.09)         (2.86)       (.16)           (1.80)
Year ended 7/31/07               16.52       .07(f)        10.98          11.05        (.14)           (1.07)
Year ended 7/31/06               13.43       .22(f)         2.98           3.20        (.10)            (.01)
--------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 70 through 71.

        LESS DISTRIBUTIONS                                           RATIOS/SUPPLEMENTAL DATA
----------------------------------                  ---------------------------------------------------------

                                                                      RATIO OF       RATIO OF NET
                                                      NET ASSETS      EXPENSES       INCOME (LOSS)   PORTFOLIO
 TOTAL DIVIDENDS  NET ASSET VALUE,                   END OF PERIOD   TO AVERAGE       TO AVERAGE     TURNOVER
AND DISTRIBUTIONS  END OF PERIOD   TOTAL RETURN (b) (000'S OMITTED)  NET ASSETS       NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------
     $ (.39)           $12.33            10.39%       $  935,695       1.31%(d)           .73%(d)       121%
       (.30)            11.48           (39.15)        1,106,113       1.34              1.58           103
      (1.41)            19.18            (1.80)        2,128,533       1.23              1.35            90
       (.87)            20.85            29.16         1,630,491       1.27(e)           1.21            68
       (.21)            16.93            25.11           952,036       1.43(d)           1.26(d)         59

     $ (.27)           $11.17             9.49%       $   44,166       2.10%(d)          (.06)%(d)      121%
       (.21)            10.42           (39.70)           55,832       2.12               .74           103
      (1.29)            17.50            (2.45)          114,406       1.97               .48            90
       (.78)            19.15            28.18           136,704       2.01(e)            .37            68
       (.13)            15.65            24.18           109,706       2.18(d)            .33(d)         59

     $ (.27)           $11.21             9.56%       $  185,848       2.03%(d)           .01%(d)       121%
       (.21)            10.45           (39.63)          228,402       2.07               .77           103
      (1.29)            17.53            (2.45)          542,520       1.94               .62            90
       (.78)            19.18            28.21           444,496       1.98(e)            .55            68
       (.13)            15.67            24.34           210,147       2.13(d)            .85(d)         59

     $ (.43)           $12.48            10.77%       $  306,231       1.01%(d)          1.12%(d)       121%
       (.34)            11.61           (39.02)          302,956       1.05              1.88           103
      (1.47)            19.39            (1.49)          544,154        .93              1.74            90
       (.91)            21.05            29.51           319,322        .97(e)           1.62            68
       (.24)            17.08            25.57           108,237       1.13(d)           1.81(d)         59


     $ (.11)           $13.29             6.82%       $   33,146       1.88%(d)           .13%(d)        86%
      (4.00)            12.54           (11.92)           80,444       2.02               .95           105
      (1.89)            21.04           (13.00)           46,250       1.61(g)            .57(f)         46
      (1.17)            25.78            69.53            62,614       1.63(g)            .19(f)         43
       (.07)            16.19            23.79            26,050       2.02(d)(e)(g)      .85(d)(f)      48

     $ (.04)           $12.20             6.04%       $    9,577       2.67%(d)          (.82)%(d)       86%
      (3.86)            11.54           (12.59)           12,000       2.92              (.55)          105
      (1.80)            19.78           (13.66)           18,382       2.32(g)           (.16)(f)        46
      (1.07)            24.43            68.40            26,697       2.36(g)           (.54)(f)        43
       (.01)            15.41            22.84            16,697       2.79(d)(e)(g)     (.02)(d)(f)     48

     $ (.04)           $12.17             6.15%       $   12,975       2.64%(d)          (.76)%(d)       86%
      (3.86)            11.50           (12.56)           16,211       2.88              (.51)          105
      (1.80)            19.73           (13.66)           25,388       2.32(g)           (.14)(f)        46
      (1.07)            24.37            68.34            31,363       2.34(g)           (.50)(f)        43
       (.01)            15.38            22.89            15,266       2.75(d)(e)(g)      .02(d)(f)      48

     $ (.15)           $13.66             7.18%       $    4,052       1.63%(d)           .37%(d)        86%
      (4.10)            12.88           (11.65)            3,987       1.87               .39           105
      (1.96)            21.54           (12.82)            7,100       1.31(g)            .85(f)         46
      (1.21)            26.36            70.01            10,013       1.32(g)            .35(f)         43
       (.11)            16.52            24.11             4,134       1.74(d)(e)(g)     1.54(d)(f)      48
--------------------------------------------------------------------------------------------------------------

+ Commencement of operations.


(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which, for the years ended July 31, 2010, July 31, 2009 and July 31, 2008, enhanced AllianceBernstein Growth Fund's performance by 0.25%, 0.55% and 0.03%, AllianceBernstein Large Cap Growth Fund's performance by 5.15%, 16.15% and 0.53%, AllianceBernstein Small/Mid Cap Growth Fund's performance by 1.25%, 0.06% and 0.07%, AllianceBernstein Global Thematic Growth Fund's performance by 0.42%, 0.24% and 0.32% and AllianceBernstein Small Cap Growth Portfolio's performance by 0.12%, 0.13% and 0.04% and, for the year ended June 30, 2010, enhanced AllianceBernstein Global Growth Fund's performance by 0.04%.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (g) below, would have been as follows:



                                               2006   2007   2008   2009 2010
-----------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH FUND
Class A                                        1.52%  1.42%  1.36%   --   --
Class B                                        2.29%  2.20%  2.15%   --   --
Class C                                        2.24%  2.14%  2.09%   --   --
Advisor Class                                  1.19%  1.11%  1.06%   --   --
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
Class A                                           --  1.43%  1.47%   --   --
Class B                                           --  2.22%  2.28%   --   --
Class C                                           --  2.16%  2.21%   --   --
Advisor Class                                     --  1.11%  1.17%   --   --
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
Class A                                           --  1.19%     --   --   --
Class B                                           --  2.02%     --   --   --
Class C                                           --  1.98%     --   --   --
Advisor Class                                     --   .96%     --   --   --
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
Class A                                        1.66%  1.53%  1.57%   --   --
Class B                                        2.49%  2.36%  2.39%   --   --
Class C                                        2.42%  2.29%  2.33%   --   --
Advisor Class                                  1.38%  1.26%  1.30%   --   --
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
Class A                                        1.66%  1.43%  1.45%   --   --
Class B                                        2.45%  2.24%  2.28%   --   --
Class C                                        2.39%  2.17%  2.19%   --   --
Advisor Class                                  1.35%  1.13%  1.16%   --   --
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
Class A                                           --  1.27%     --   --   --
Class B                                           --  1.20%     --   --   --
Class C                                           --  1.98%     --   --   --
Advisor Class                                     --   .97%     --   --   --
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
Class A                                        2.31%     --     --   --   --
Class B                                        3.04%     --     --   --   --
Class C                                        3.02%     --     --   --   --
Advisor Class                                  2.00%     --     --   --   --



(f)Net of fee waiver and expense reimbursement by the Adviser.

(g)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in
   (e) above, would have been as follows:



                                                     2006  2007  2008  2009   2010
------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
Class A                                                 --    --    --    --   1.47%
Class B                                                 --    --    --    --      --
Class C                                                 --    --    --    --      --
Advisor Class                                           --    --    --    --      --
ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
Class A                                                 --    --    --    -- 37.39%+
Class C                                                 --    --    --    -- 40.51%+
Advisor Class                                           --    --    --    -- 45.29%+
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
Class A                                              1.93% 1.61% 1.52% 1.75%   2.21%
Class B                                              2.60% 2.36% 2.28% 2.84%   2.99%
Class C                                              2.59% 2.32% 2.23% 2.82%   2.93%
Advisor Class                                        1.58% 1.30% 1.21% 1.73%   1.91%

                                          2006  2007  2008  2009 2010
---------------------------------------------------------------------
ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
Class A                                   2.17% 1.71% 1.64%  --   --
Class B                                   2.94% 2.45% 2.36%  --   --
Class C                                   2.91% 2.42% 2.35%  --   --
Advisor Class                             1.90% 1.40% 1.34%  --   --
--------
+ Annualized.




(h)Amount includes contribution from the Adviser of less than $.005.

(i)Amount is less than $0.005.

(j)Annualized.

(k)For ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, amount includes contribution from the Adviser of $.02 for Class A shares, $.01 for Class B shares, $.02 Class for C shares, and $.02 for Advisor Class shares for the year ended July 31, 2009.


(l)Amount is less than 0.005%.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  579.83    $ 9,898.92
   2              9,898.92      494.95    10,393.87     160.07     10,233.80
   3             10,233.80      511.69    10,745.49     165.48     10,580.01
   4             10,580.01      529.00    11,109.01     171.08     10,937.93
   5             10,937.93      546.90    11,484.83     176.87     11,307.96
   6             11,307.96      565.40    11,873.36     182.85     11,690.51
   7             11,690.51      584.53    12,275.04     189.04     12,086.00
   8             12,086.00      604.30    12,690.30     195.43     12,494.87
   9             12,494.87      624.74    13,119.61     202.04     12,917.57
   10            12,917.57      645.88    13,563.45     208.88     13,354.57
   --------------------------------------------------------------------------
   Cumulative                $5,586.14               $2,231.57


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  550.67    $ 9.928.08
   2              9.928.08      496.40    10,424.48      153.24     10,271.24
   3             10,271.24      513.56    10,784.80      158.54     10,626.26
   4             10,626.26      531.31    11,157.57      164.02     10,993.55
   5             10,993.55      549.68    11,543.23      169.69     11,373.54
   6             11,373.54      568.68    11,942.22      175.55     11,766.67
   7             11,766.67      588.33    12,355.00      181.62     12,173.38
   8             12,173.38      608.67    12,782.05      187.90     12,594.15
   9             12,594.15      629.71    13,223.86      194.39     13,029.47
   10            13,029.47      651.47    13,680.94      201.11     13,479.83
   ---------------------------------------------------------------------------
   Cumulative                $5,616.56                $2,136.73


ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  563.74    $ 9,915.01
   2              9,915.01      495.75    10,410.76     143.67     10,267.09
   3             10,267.09      513.35    10,780.44     148.77     10,631.67
   4             10,631.67      531.58    11,163.25     154.05     11,009.20
   5             11,009.20      550.46    11,559.66     159.52     11,400.14
   6             11,400.14      570.01    11,970.15     165.19     11,804.96
   7             11,804.96      590.25    12,395.21     171.05     12,224.16
   8             12,224.16      611.21    12,835.37     177.13     12,658.24
   9             12,658.24      632.91    13,291.15     183.42     13,107.73
   10            13,107.73      655.39    13,763.12     189.93     13,573.19
   --------------------------------------------------------------------------
   Cumulative                $5,629.66               $2,056.47

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  585.86    $ 9,892.89
   2              9,892.89      494.64    10,387.53      166.20     10,221.33
   3             10,221.33      511.07    10,732.40      171.72     10,560.68
   4             10,560.68      528.03    11,088.71      177.42     10,911.29
   5             10,911.29      545.56    11,456.85      183.31     11,273.54
   6             11,273.54      563.68    11,837.22      189.40     11,647.82
   7             11,647.82      582.39    12,230.21      195.68     12,034.53
   8             12,034.53      601.73    12,636.26      202.18     12,434.08
   9             12,434.08      621.70    13,055.78      208.89     12,846.89
   10            12,846.89      642.34    13,489.23      215.83     13,273.40
   ---------------------------------------------------------------------------
   Cumulative                $5,569.89                $2,296.49



ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $   560.73   $9,918.02
   2              9,918.02      495.90    10,413.92    3,893.76    6,520.16
   3              6,520.16      326.01     6,846.17    2,559.78    4,286.39
   4              4,286.39      214.32     4,500.71    1,682.82    2,817.89
   5              2,817.89      140.89     2,958.78    1,106.29    1,852.49
   6              1,852.49       92.62     1,945.11      727.28    1,217.83
   7              1,217.83       60.89     1,278.72      478.11      800.61
   8                800.61       40.03       840.64      314.32      526.32
   9                526.32       26.32       552.64      206.63      346.01
   10               346.01       17.30       363.31      135.84      227.47
   --------------------------------------------------------------------------
   Cumulative                $1,893.03               $11,665.56


ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  580.83    $ 9,897.92
   2              9,897.92      494.90    10,392.82     161.09     10,231.73
   3             10,231.73      511.59    10,743.32     166.52     10,576.80
   4             10,576.80      528.84    11,105.64     172.14     10,933.50
   5             10,933.50      546.68    11,480.18     177.94     11,302.24
   6             11,302.24      565.11    11,867.35     183.94     11,683.41
   7             11,683.41      584.17    12,267.58     190.15     12,077.43
   8             12,077.43      603.87    12,681.30     196.56     12,484.74
   9             12,484.74      624.24    13,108.98     203.19     12,905.79
   10            12,905.79      645.29    13,551.08     210.04     13,341.04
   --------------------------------------------------------------------------
   Cumulative                $5,583.44               $2,242.40


ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  575.81    $ 9,902.94
   2              9,902.94      495.15    10,398.09     229.80     10,168.29
   3             10,168.29      508.41    10,676.70     235.96     10,440.74
   4             10,440.74      522.04    10,962.78     242.28     10,720.50
   5             10,720.50      536.03    11,256.53     248.77     11,007.76
   6             11,007.76      550.39    11,558.15     255.44     11,302.71
   7             11,302.71      565.14    11,867.85     262.28     12,605.57
   8             12,605.57      580.28    12,185.85     269.31     11,916.54
   9             11,916.54      595.83    12,512.37     276.52     12,235.85
   10            12,235.85      611.79    12,847.64     283.93     12,563.71
   --------------------------------------------------------------------------
   Cumulative                $5,443.81               $2,880.10

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  556.70    $ 9,922.05
   2              9,922.05      496.10    10,418.15     136.48     10,281.67
   3             10,281.67      514.08    10,795.75     141.42     10,654.33
   4             10,654.33      532.72    11,187.05     146.55     11,040.50
   5             11,040.50      552.03    11,592.53     151.86     11,440.67
   6             11,440.67      572.03    12,012.70     157.37     11,855.33
   7             11,855.33      592.77    12,448.10     163.07     12,285.03
   8             12,285.03      614.25    12,899.28     168.98     12,730.30
   9             12,730.30      636.52    13,366.82     175.11     13,191.71
   10            13,191.71      659.59    13,851.30     181.45     13,669.85
   --------------------------------------------------------------------------
   Cumulative                $5,648.84               $1,978.99


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  614.01    $ 9,864.74
   2              9,864.74      493.24    10,357.98     194.73     10,163.25
   3             10,163.25      508.16    10,671.41     200.62     10,470.79
   4             10,470.79      523.54    10,994.33     206.69     10,787.64
   5             10,787.64      539.38    11,327.02     212.95     11,114.07
   6             11,114.07      555.70    11,669.77     219.39     11,450.38
   7             11,450.38      572.52    12,022.90     226.03     11,796.87
   8             11,796.87      589.84    12,386.71     232.87     12,153.84
   9             12,153.84      607.69    12,761.53     239.92     12,521.61
   10            12,521.61      626.08    13,147.69     247.18     12,900.51
   --------------------------------------------------------------------------
   Cumulative                $5,494.90               $2,594.39



*Expenses are net of any fee waiver or expense waiver in the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618


ON THE INTERNET:  www.AllianceBernstein.com



Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.



You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


       FUND                                                 SEC FILE NO.
       -----------------------------------------------------------------
       AllianceBernstein Growth Fund                         811-05088
       AllianceBernstein Large Cap Growth Fund               811-06730
       AllianceBernstein Small/Mid Cap Growth Fund           811-00204
       AllianceBernstein Small Cap Growth Portfolio          811-01716
       AllianceBernstein U.S. Strategic Research Portfolio   811-01716
       AllianceBernstein Global Thematic Growth Fund         811-03131
       AllianceBernstein Global Growth Fund                  811-21064
       AllianceBernstein International Growth Fund           811-08426
       AllianceBernstein Greater China '97 Fund              811-08201


                                                                  PRO-0101-1110


                                    [GRAPHIC]

GROWTH FUNDS RETIREMENT SHARES -- (CLASSES A, R, K AND I)



PROSPECTUS  |  NOVEMBER 1, 2010


The AllianceBernstein Growth Funds


Domestic Growth Funds                                           Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)                        (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Growth Fund                                   AllianceBernstein Global Thematic Growth Fund
    (Class A-AGRFX; Class R-AGFRX; Class K-AGFKX;                   (Class A-ALTFX; Class R-ATERX; Class K-ATEKX;
     Class I-AGFIX)                                                  Class I-AGTIX)
    AllianceBernstein Large Cap Growth Fund                         AllianceBernstein Global Growth Fund
    (Class A-APGAX; Class R-ABPRX; Class K-ALCKX;                   (Class A-ABZAX; Class R-ABZRX; Class K-ABZKX;
     Class I-ALLIX)                                                  Class I-ABZIX)
    AllianceBernstein Small/Mid Cap Growth Fund                     AllianceBernstein International Growth Fund
    (Class A-CHCLX; Class R-CHCRX; Class K-CHCKX;                   (Class A-AWPAX; Class R-AWPRX; Class K-AWPKX;
     Class I-CHCIX)                                                  Class I-AWPIX)
    AllianceBernstein Small Cap Growth Portfolio
    (Class A-QUASX; Class R-QUARX; Class K-QUAKX;
     Class I-QUAIX)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4
DOMESTIC GROWTH FUNDS.........................................   4
  ALLIANCEBERNSTEIN GROWTH FUND...............................   4
  ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND.....................   7
  ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND.................  10
  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO................  13
GLOBAL GROWTH FUNDS...........................................  16
  ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND...............  16
  ALLIANCEBERNSTEIN GLOBAL GROWTH FUND........................  20
  ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND.................  24
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  28
INVESTING IN THE FUNDS........................................  35
  How to Buy Shares...........................................  35
  The Different Share Class Expenses..........................  35
  Distribution Arrangements for Group Retirement Plans........  36
  Payments to Financial Intermediaries........................  36
  How to Exchange Shares......................................  37
  How to Sell or Redeem Shares................................  37
  Frequent Purchases and Redemptions of Fund Shares...........  37
  How the Funds Value Their Shares............................  39
MANAGEMENT OF THE FUNDS.......................................  40
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  45
GENERAL INFORMATION...........................................  46
GLOSSARY OF INVESTMENT TERMS..................................  47
FINANCIAL HIGHLIGHTS..........................................  49
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               None    None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .38%    .29%    .19%   .02%
  Other Expenses                            .11%    .08%    .12%   .06%
                                           -----   -----   -----   ----
Total Other Expenses                        .49%    .37%    .31%   .08%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.54%   1.62%   1.31%   .83%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  157* $  165  $  133  $   85
After 3 Years   $  486  $  511  $  415  $  265
After 5 Years   $  839  $  881  $  718  $  460
After 10 Years  $1,834  $1,922  $1,579  $1,025
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 229% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's U.S. Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally, the Fund invests in approximately 80-120 companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 3.74%.

                                    [CHART]

                             Calendar Year End (%)

 2000    2001    2002   2003    2004    2005    2006    2007     2008    2009
 ----    ----    ----   ----    ----    ----    ----    ----     ----    ----
-18.47  -24.49  -28.63  34.88   15.03   11.64   -2.04   12.76   -43.38   35.05


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 17.40%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -23.60%, 1ST QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               34.05%  -1.17%   -4.32%
-------------------------------------------------------------------------------
Class R                                               35.08%  -1.21%   -4.44%
-------------------------------------------------------------------------------
Class K                                               35.45%  -0.93%   -4.18%
-------------------------------------------------------------------------------
Class I                                               35.88%  -0.61%   -3.91%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  37.21%   1.63%   -3.99%
-------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
William D. Baird     Since 2006      Senior Vice President of the Adviser

Frank V. Caruso      Since 2008      Senior Vice President of the Adviser

Amy Raskin           Since 2010      Senior Vice President of the Adviser

Vadim Zlotnikov      Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                     CLASS A  CLASS R CLASS K CLASS I
---------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%      .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees                                              .30%      .50%    .25%   None
Other Expenses:
  Transfer Agent                                                                      .34%      .25%    .19%   .10%
  Other Expenses                                                                      .08%      .09%    .08%   .08%
                                                                                    ------     -----   -----   ----
Total Other Expenses                                                                  .42%      .34%    .27%   .18%
                                                                                    ------     -----   -----   ----
Total Annual Fund Operating Expenses                                                 1.47%     1.59%   1.27%   .93%
                                                                                    ======     =====   =====   ====
Fee Waiver and/or Expense Reimbursement                                             (.22)%(b)   .00%    .00%   .00%
                                                                                    ------     -----   -----   ----
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.25%     1.59%   1.27%   .93%
                                                                                    ======     =====   =====   ====
---------------------------------------------------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


(b)The fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2011 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days' notice to the Fund prior to the end of the Fund's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  127* $  162  $  129  $   95
After 3 Years   $  442  $  502  $  403  $  296
After 5 Years   $  780  $  866  $  697  $  515
After 10 Years  $1,735  $1,889  $1,534  $1,143
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.


For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $1 billion to $291 billion as of June 30, 2010, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.


The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or NAV.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was -3.66%.

                                    [CHART]

                             Calendar Year End (%)

 2000     2001     2002    2003    2004    2005    2006    2007    2008   2009
 ----     ----     ----    ----    ----    ----    ----    ----    ----   ----
 -19.87  -23.92   -32.38   22.71    8.19   14.15   -0.91   13.77  -31.66  41.15


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 16.51%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -19.84%, 3RD QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               40.15%  4.42%    -3.79%
-------------------------------------------------------------------------------
Class R                                               41.08%  4.37%    -3.92%
-------------------------------------------------------------------------------
Class K                                               41.55%  4.71%    -3.64%
-------------------------------------------------------------------------------
Class I                                               42.01%  5.11%    -3.33%
-------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  37.21%  1.63%    -3.99%
-------------------------------------------------------------------------------


*Inception dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Joseph R. Elegante     Since 2010      Senior Vice President of the Adviser

Jason P. Ley           Since 2010      Senior Vice President of the Adviser

David F. Randell       Since 2010      Senior Vice President of the Adviser

P. Scott Wallace       Since 2006      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .23%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .21%    .25%    .19%   .02%
  Other Expenses                            .14%    .14%    .15%   .15%
                                           -----   -----   -----   ----
Total Other Expenses                        .35%    .39%    .34%   .17%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.33%   1.64%   1.34%   .92%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  135* $  167  $  136  $   94
After 3 Years   $  421  $  517  $  425  $  293
After 5 Years   $  729  $  892  $  734  $  509
After 10 Years  $1,601  $1,944  $1,613  $1,131
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 92% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the

Russell 2500(R) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(R) Growth Index. The market capitalizations of companies in the Russell 2500(R) Growth Index ranged from approximately $36 million to approximately $5.1 billion as of June 30, 2010. Because the Fund's definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.


When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.


The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN "MID-CAP" COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 18.85%.

                                    [CHART]

                             Calendar Year End (%)

  2000     2001    2002    2003    2004    2005    2006    2007    2008   2009
  ----     ----    ----    ----    ----    ----    ----    ----    ----   ----
 -15.88   -18.09  -32.72   65.96   19.23   6.71    1.36   11.88   -48.52  46.96




During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.27%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -30.35%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               45.96%  -1.75%   -1.73%
-------------------------------------------------------------------------------
Class R                                               46.42%  -1.99%   -1.95%
-------------------------------------------------------------------------------
Class K                                               46.96%  -1.74%   -1.70%
-------------------------------------------------------------------------------
Class I                                               47.51%  -1.38%   -1.40%
-------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  41.66%   2.00%   -0.18%
-------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2008      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2008      Senior Vice President of the Adviser

Samantha S. Lau        Since 2008      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2008      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees    .27%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .40%    .25%    .19%    .11%
  Other Expenses                            .18%    .19%    .18%    .18%
                                           -----   -----   -----   -----
Total Other Expenses                        .58%    .44%    .37%    .29%
                                           -----   -----   -----   -----
Total Annual Fund Operating Expenses       1.60%   1.69%   1.37%   1.04%
                                           =====   =====   =====   =====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  163* $  172  $  139  $  106
After 3 Years   $  505  $  533  $  434  $  331
After 5 Years   $  871  $  918  $  750  $  574
After 10 Years  $1,900  $1,998  $1,646  $1,271
-----------------------------------------------

* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than

$10 million). As of June 30, 2010, there were approximately 4,300 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $7 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.


The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights or warrants.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 16.35%.

                                    [CHART]

                             Calendar Year End (%)

 2000    2001     2002    2003    2004    2005    2006    2007    2008    2009
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
-7.61   -13.64   -31.84   48.09   13.95   4.71    10.58   13.97  -45.14   42.02



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 25.05%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -28.82%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                      1 YEAR 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------------
Class A                                               41.02%  0.56%    -0.58%
-------------------------------------------------------------------------------
Class R                                               41.95%  0.52%    -0.70%
-------------------------------------------------------------------------------
Class K                                               42.44%  0.79%    -0.44%
-------------------------------------------------------------------------------
Class I                                               42.87%  1.15%    -0.14%
-------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  34.47%  0.87%    -1.37%
-------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .74%    .74%    .74%   .74%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .40%    .26%    .19%   .12%
  Other Expenses                            .11%    .12%    .12%   .12%
                                           -----   -----   -----   ----
Total Other Expenses                        .51%    .38%    .31%   .24%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.55%   1.62%   1.30%   .98%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  158* $  165  $  132  $  100
After 3 Years   $  490  $  511  $  412  $  312
After 5 Years   $  845  $  881  $  713  $  542
After 10 Years  $1,845  $1,922  $1,568  $1,201
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


IN NOVEMBER 2008, THE FUND IMPLEMENTED ITS CURRENT INVESTMENT OBJECTIVE AND POLICIES (PREVIOUSLY IT HAD INVESTED PRIMARILY IN TECHNOLOGY COMPANIES) AND ALSO CHANGED ITS NAME AND PORTFOLIO MANAGEMENT TEAM. ACCORDINGLY, THE PERFORMANCE SHOWN BELOW FOR PERIODS PRIOR TO NOVEMBER 2008 MAY NOT BE REPRESENTATIVE OF THE FUND'S PERFORMANCE UNDER ITS CURRENT INVESTMENT POLICIES.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 4.50%.

                                    [CHART]

                             Calendar Year End (%)

 2000     2001    2002    2003    2004    2005    2006    2007    2008    2009
 ----     ----    ----    ----    ----    ----    ----    ----    ----    ----
-24.62   -25.88  -42.95   41.67   4.93    4.97    8.12    20.29  -45.43   55.54



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 34.39%, 4TH QUARTER, 2001; AND WORST QUARTER WAS DOWN -35.31%, 3RD QUARTER, 2001.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                 1 YEAR 5 YEARS* 10 YEARS*
--------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          54.54%  2.99%    -5.82%
--------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          55.58%  2.97%    -5.90%
--------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          56.09%  3.33%    -5.67%
--------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          56.62%  3.64%    -5.39%
--------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      34.63%  3.10%     0.42%
--------------------------------------------------------------------------------------------------------------------------


*Inception date for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K, and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Joseph G. Carson      Since 2008      Senior Vice President of the Adviser

Amy P. Raskin         Since 2008      Senior Vice President of the Adviser

Catherine D. Wood     Since 2008      Senior Vice President of the Adviser

Vadim Zlotnikov       Since 2008      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                    CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                                              .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                                                                      .17%    .20%    .12%    .02%
  Other Expenses                                                                      .99%    .98%   1.00%   1.00%
                                                                                    ------  ------  ------  ------
Total Other Expenses                                                                 1.16%   1.18%   1.12%   1.02%
                                                                                    ------  ------  ------  ------
Total Annual Fund Operating Expenses                                                 2.21%   2.43%   2.12%   1.77%
                                                                                    ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(b)                                          (.71)%  (.73)%  (.67)%  (.57)%
                                                                                    ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.50%   1.70%   1.45%   1.20%
                                                                                    ======  ======  ======  ======
-------------------------------------------------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


(b)The fee waiver and/or expense reimbursement will remain in effect until November 2, 2011. This fee waiver and/or expense reimbursement may not be terminated before November 2, 2011 and may be terminated thereafter by either party upon 60 days' prior written notice.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  153* $  173  $  148  $  122
After 3 Years   $  623  $  688  $  599  $  502
After 5 Years   $1,120  $1,230  $1,078  $  906
After 10 Years  $2,489  $2,711  $2,399  $2,037
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.



PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a global portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's Global Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.


BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 0.47%.

                                    [CHART]

                             Calendar Year End (%)

 2000   2001   2002    2003    2004    2005    2006   2007    2008   2009
 ----   ----   ----    ----    ----    ----    ----   ----    ----   ----
 n/a     n/a    n/a    34.28   12.25   15.82   14.75  12.61  -53.78  32.39


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 18.53%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.81%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                                   SINCE
                                                                                                 1 YEAR 5 YEARS* INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          31.39%  -1.74%    4.69%
---------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          32.34%  -1.87%    4.53%
---------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          32.55%  -1.66%    4.77%
---------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          32.97%  -1.39%    5.05%
---------------------------------------------------------------------------------------------------------------------------
MSCI World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      29.99%   2.01%    7.62%
---------------------------------------------------------------------------------------------------------------------------


*Inception dates for Class A shares: 7/22/02, for Class R shares: 9/1/04 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                  LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------------
William A. Johnston          Since 2009      Vice President of the Adviser

Steven A. Nussbaum, M.D.     Since 2008      Senior Vice President of the Adviser

David G. Robinson            Since 2008      Senior Vice President of the Adviser

Jane E. Schneirov            Since 2002      Senior Vice President of the Adviser

Paul J. Vogel                Since 2007      Senior Vice President of the Adviser

Janet A. Walsh               Since 2002      Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A  CLASS R CLASS K CLASS I
                                                                                SHARES   SHARES  SHARES  SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                               None    None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                      None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .19%    .26%    .20%   .06%
  Other Expenses                            .07%    .07%    .07%   .07%
                                           -----   -----   -----   ----
Total Other Expenses                        .26%    .33%    .27%   .13%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.31%   1.58%   1.27%   .88%
                                           =====   =====   =====   ====

-------------------------------------------------------------------------

(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  133* $  161  $  129  $   90
After 3 Years   $  415  $  499  $  403  $  281
After 5 Years   $  718  $  860  $  697  $  488
After 10 Years  $1,579  $1,878  $1,534  $1,084
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 121% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's International Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2010, the year-to-date unannualized return for Class A shares was 4.19%.

                                    [CHART]

                             Calendar Year End (%)

   2000    2001   2002    2003    2004    2005    2006   2007    2008    2009
   ----    ----   ----    ----    ----    ----    ----   ----    ----    ----
  -25.33  -18.13  -6.22   44.72   23.85   19.83   25.04  17.14  -49.39   40.09


During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 24.65%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -27.28%, 3RD QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)



                                                                                                 1 YEAR 5 YEARS* 10 YEARS*
--------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          39.09%  4.47%     2.49%
--------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          39.82%  4.22%     2.11%
--------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          40.24%  4.49%     2.37%
--------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          40.80%  4.88%     2.69%
--------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      33.67%  4.07%     1.62%
--------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      41.45%  5.83%     2.71%
--------------------------------------------------------------------------------------------------------------------------


*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE              LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------------
Gregory D. Eckersley     Since 2006      Senior Vice President of the Adviser

Christopher M. Toub      Since 2005      Senior Vice President of the Adviser


ADDITIONAL INFORMATION:

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 27 in this Prospectus.


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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND
FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.

You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

     .   TAX INFORMATION

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO FINANCIAL INTERMEDIARIES


Financial intermediaries market and sell shares of the Funds. A Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.


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ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.


DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.


A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).


The Funds' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:



 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).



.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".


.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund

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   and against increases in the U.S. Dollar cost of securities to be acquired.
   The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate swap transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.


   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference


                                                                             29

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   obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally

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vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.


LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS
Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to


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another party. They may represent amounts owed to lenders or lending syndicates
(loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.


PREFERRED STOCK
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REAL ESTATE INVESTMENT TRUSTS

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for a Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.


RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

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There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ZERO-COUPON AND PAYMENT-IN-KIND BONDS
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES

A Fund's Board of Directors or Trustees (the "Board") may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND or ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and certain related group retirement plans described in the SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.


Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

REQUIRED INFORMATION

A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A             0.30%*
                      Class R             0.50%
                      Class K             0.25%
                      Class I             None


*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND is .50% of the aggregate average daily net assets. The Boards of ALLIANCEBERNSTEIN GROWTH FUND and ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND currently limit the payments to .30%.


Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Funds' SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Funds may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER YOUR FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER THE FINANCIAL INTERMEDIARY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services


  Commonwealth Financial Network
  Donegal Securities

  Financial Network Investment Company
  ING Financial Partners

  LPL Financial Corporation
  Merrill Lynch

  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation

  Northwestern Mutual Investment Services
  Raymond James

  RBC Wealth Management

  Robert W. Baird


  UBS Financial Services

  Wells Fargo Advisors

  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2010 totaling approximately $458 billion (of which more than $74 billion represented assets of investment companies). As of June 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 35 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 115 separate investment portfolios, have approximately 3.3 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:


                                                FEE AS A PERCENTAGE
                                                  OF AVERAGE NET    FISCAL YEAR
 FUND                                                 ASSETS*          ENDED
 ------------------------------------------------------------------------------
 AllianceBernstein Growth Fund                          .75%          7/31/10
 AllianceBernstein Large Cap Growth Fund                .68%          7/31/10
 AllianceBernstein Small/Mid Cap Growth Fund            .75%          7/31/10
 AllianceBernstein Small Cap Growth Portfolio           .75%          7/31/10
 AllianceBernstein Global Thematic Growth Fund          .74%          7/31/10
 AllianceBernstein Global Growth Fund                   .04%          6/30/10
 AllianceBernstein International Growth Fund            .75%          6/30/10



*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GROWTH FUND are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United States and abroad.



The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
William D. Baird; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2005.

Frank V. Caruso; since 2008; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2005,
                                        and U.S. Relative Value Team Leader.

Amy P. Raskin; since 2010; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                with which she has been associated in
                                        a substantially similar capacity as a
                                        portfolio manager since prior to 2005.
                                        She is also Director of Research of U.S.
                                        Growth Equities.

Vadim Zlotnikov; since 2008; Senior     Senior Vice President and Chief Market
Vice President of the Adviser           Strategist of the Adviser. Previously, he
                                        was Chief Investment Officer of Growth
                                        Equities and Head of Growth Portfolio
                                        Analytics since January 2008. Prior
                                        thereto, he was the Chief Investment
                                        Strategist for Sanford C. Bernstein's
                                        institutional research unit since prior to
                                        2005.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                              PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE             THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------
Joseph R. Elegante; since 2010; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since prior to 2005. Mr. Elegante has
                                        been a member of the U.S. Large Cap
                                        Growth Investment Team since 2000.

Jason P. Ley; since 2010; Senior        Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since prior to 2005. Mr. Ley has been a
                                        member of the U.S. Large Cap Growth
                                        Investment Team since 2000.

David F. Randell; since 2010; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since 2007. Prior to 2007, Mr. Randell
                                        was associated with GTCR Golder
                                        Rauner LLC, a private equity firm since
                                        prior to 2005. Mr. Randell has been a
                                        member of the U.S. Large Cap Growth
                                        Investment Team since 2007.

P. Scott Wallace; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser           with which he has been associated
                                        since prior to 2005. Mr. Wallace has
                                        been a member of the U.S. Large Cap
                                        Growth Investment Team since 2001.


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND are made by the Adviser's Small/Mid Cap Growth Investment Team. The Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Bruce K. Aronow; since 2008; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005.

N. Kumar Kirpalani; since 2008; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser              with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005.

Samantha S. Lau; since 2008; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                   with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2005.

Wen-Tse Tseng; since 2008; Vice President  Vice President of the Adviser, with
of the Adviser                             which he has been associated since
                                           2006. Prior thereto, he was the
                                           healthcare sector portfolio manager for
                                           the small-cap growth team at William
                                           D. Witter from August 2003 until 2006.
                                           He also worked at Weiss, Peck and
                                           Greer, managing the healthcare sector
                                           with the same team with which he
                                           worked at William D. Witter, from April
                                           2002 to August 2003.



The management of, and investment decisions for, the ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.


The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                        PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE       THE PAST FIVE (5) YEARS
--------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior            (see above)
Vice President of the Adviser

N. Kumar Kirpalani; since 2004; Senior         (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior            (see above)
Vice President of the Adviser

Wen-Tse Tseng; since 2006;                     (see above)
Vice President of the Adviser

The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Joseph G. Carson; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2005,
                                           and Director of Global Economic
                                           Research on Fixed-Income.

Amy P. Raskin; since 2008; Senior Vice     (see above)
President of the Adviser

Catherine D. Wood; since 2008; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser              with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2005.
                                           She is also Chief Investment Officer of
                                           Thematic Portfolios.

Vadim Zlotnikov; since 2008; Senior Vice   (see above)
President of the Adviser


The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.



The following table lists the senior sector analysts with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                 THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------------
William A. Johnston; since 2009;            Senior Vice President of
Vice President of the Adviser               AllianceBernstein Limited and a Vice
                                            President of the Adviser, with which he
                                            has been associated since prior to
                                            2005.

Steven A. Nussbaum, M.D.; since 2008;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

David G. Robinson; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Jane E. Schneirov; since 2002; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Paul J. Vogel; since 2007; Senior           Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2005.

Janet A. Walsh; since 2002; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                    with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2005.



The day-to-day management of, and investment decisions for, the ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The following table lists the senior members of the International Growth Portfolio Oversight Group with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                               PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE               THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------
Gregory D. Eckersley; since 2006; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.

Christopher M. Toub; since 2005; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2005.


Additional Information about the Portfolio Managers may be found in the Funds' SAI.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO
In addition to its support in managing the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND'S assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those of the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND. The Historical Portfolio is not subject to the same types of expenses as the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.


Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2009, the assets in the Historical Portfolio totaled approximately $1.4 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.


As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the Morgan Stanley Capital International
(MSCI) World Index. The unmanaged MSCI World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 24 countries.


The investment performance for the periods presented may not be indicative of future rates of return. The methodology used to calculate the Historical Portfolio's performance, as described herein, is different from the methodology established by the Commission. The use of methodology different from that used to calculate performance could result in different performance data.

The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the ALLIANCEBERNSTEIN GLOBAL GROWTH FUND.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*


                                                                    MSCI
                                           HISTORICAL PORTFOLIO WORLD INDEX
                                              TOTAL RETURN**    TOTAL RETURN
   --------------------------------------------------------------------------
   Year Ended December 31:
   2009                                            30.61%           29.99%
   2008                                           -53.12%          -40.71%
   2007                                            12.21%            9.04%
   2006                                            13.80%           20.07%
   2005                                            15.86%            9.49%
   2004                                            12.89%           14.72%
   2003                                            32.95%           33.11%
   2002                                           -18.69%          -19.89%
   2001                                           -14.44%          -16.82%
   2000                                            -0.13%          -13.18%
   1999                                            44.57%           24.93%
   1998                                            26.15%           24.34%
   1997                                             8.67%           15.76%
   1996                                            14.43%           13.48%
   1995                                            42.85%           20.72%
   1994                                             5.43%            5.08%
   1993                                            19.47%           22.50%
   1992                                             9.34%           -5.23%
   Cumulative total return for the period
    October 25, 1991 (inception of the
    Historical Portfolio) to December 31,
    2009                                          351.35%          205.52%***


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** Net of all fees charged on the Class AX shares.

***Since inception cumulative return for the Index is from October 31, 1991.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 2009 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.


AVERAGE ANNUAL TOTAL RETURNS


                                      HISTORICAL PORTFOLIO+ MSCI WORLD INDEX
   -------------------------------------------------------------------------
   One Year                                   30.61%             29.99%
   Three Years                               -11.76%             -5.63%
   Five Years                                 -1.96%              2.01%
   Ten Years                                  -0.57%             -0.24%
   Since October 25, 1991 (inception
    of the Historical Portfolio)               8.63%              6.34%++


+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++Since inception average annual total return for the Index is from October 31, 1991.


LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each participant fund account in amounts up to $19 per customer fund account per annum and/ or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC WORLD INDEX is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000(R) Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(R) GROWTH INDEX measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO and ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, this information for all fiscal periods has been audited by Ernst & Young LLP, independent registered public accounting firm. With respect to all other Funds, this information for the most recently completed fiscal year has been audited by Ernst & Young LLP, independent registered public accounting firm and the information for the previous years has been audited by the previous independent registered public accounting firm for these Funds. The reports of each independent accounting firm for all Funds, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS      LESS DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------     --------------------------------
                                             NET GAINS OR
                     NET ASSET    NET          LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT  INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME      REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)     UNREALIZED)    OPERATIONS     INCOME           GAINS
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH FUND
CLASS A
Year ended 7/31/10    $27.73     $(.09)         $ 3.76         $ 3.67       $0.00            $0.00
Year ended 7/31/09     35.95       .03           (8.25)         (8.22)       0.00             0.00
Year ended 7/31/08     39.45      (.27)          (3.23)         (3.50)       0.00             0.00
Year ended 7/31/07     32.93      (.22)           6.74           6.52        0.00             0.00
Year ended 7/31/06     35.67      (.36)          (2.38)         (2.74)       0.00             0.00

CLASS R
Year ended 7/31/10    $27.67     $(.11)         $ 3.76         $ 3.65       $0.00            $0.00
Year ended 7/31/09     35.87       .04           (8.24)         (8.20)       0.00             0.00
Year ended 7/31/08     39.40      (.32)          (3.21)         (3.53)       0.00             0.00
Year ended 7/31/07     32.95      (.31)           6.76           6.45        0.00             0.00
Year ended 7/31/06     35.69      (.36)          (2.38)         (2.74)       0.00             0.00

CLASS K
Year ended 7/31/10    $28.03     $(.01)         $ 3.79         $ 3.78       $0.00            $0.00
Year ended 7/31/09     36.21       .08           (8.26)         (8.18)       0.00             0.00
Year ended 7/31/08     39.64      (.20)          (3.23)         (3.43)       0.00             0.00
Year ended 7/31/07     33.04      (.14)           6.74           6.60        0.00             0.00
Year ended 7/31/06     35.72      (.23)          (2.45)         (2.68)       0.00             0.00

CLASS I
Year ended 7/31/10    $28.43     $ .03          $ 3.92         $ 3.95       $0.00            $0.00
Year ended 7/31/09     36.61       .34           (8.52)         (8.18)       0.00             0.00
Year ended 7/31/08     39.97      (.08)          (3.28)         (3.36)       0.00             0.00
Year ended 7/31/07     33.18      (.05)           6.84           6.79        0.00             0.00
Year ended 7/31/06     35.76      (.17)          (2.41)         (2.58)       0.00             0.00

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
CLASS A
Year ended 7/31/10    $18.93     $(.04)(f)      $ 2.16         $ 2.12       $0.00            $0.00
Year ended 7/31/09     20.08      (.04)          (1.11)         (1.15)       0.00             0.00
Year ended 7/31/08     21.60      (.13)          (1.39)         (1.52)(h)    0.00             0.00
Year ended 7/31/07     18.56      (.12)           3.16           3.04        0.00             0.00
Year ended 7/31/06     19.15      (.19)           (.40)          (.59)       0.00             0.00

CLASS R
Year ended 7/31/10    $18.84     $(.10)         $ 2.17         $ 2.07       $0.00            $0.00
Year ended 7/31/09     19.99      (.05)          (1.10)         (1.15)       0.00             0.00
Year ended 7/31/08     21.50      (.12)          (1.39)         (1.51)(h)    0.00             0.00
Year ended 7/31/07     18.49      (.15)           3.16           3.01        0.00             0.00
Year ended 7/31/06     19.10      (.15)           (.46)          (.61)       0.00             0.00

CLASS K
Year ended 7/31/10    $19.17     $(.02)         $ 2.19         $ 2.17       $0.00            $0.00
Year ended 7/31/09     20.28      (.00)(i)       (1.11)         (1.11)       0.00             0.00
Year ended 7/31/08     21.77      (.08)          (1.41)         (1.49)(h)    0.00             0.00
Year ended 7/31/07     18.65      (.05)           3.17           3.12        0.00             0.00
Year ended 7/31/06     19.19      (.05)           (.49)          (.54)       0.00             0.00

CLASS I
Year ended 7/31/10    $19.50     $ .05          $ 2.23         $ 2.28       $0.00            $0.00
Year ended 7/31/09     20.56       .06           (1.12)         (1.06)       0.00             0.00
Year ended 7/31/08     21.98       .01           (1.43)         (1.42)(h)    0.00             0.00
Year ended 7/31/07     18.70       .01            3.27           3.28        0.00             0.00
Year ended 7/31/06     19.20      (.03)           (.47)          (.50)       0.00             0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                            RATIOS/SUPPLEMENTAL DATA
------------------------              ---------------------------------------
                                                       RATIO OF      RATIO OF NET
 TOTAL DIVI-  NET ASSET                 NET ASSETS     EXPENSES      INCOME (LOSS)    PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       END OF PERIOD  TO AVERAGE      TO AVERAGE      TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b)   (000'S OMITTED) NET ASSETS      NET ASSETS        RATE
-----------------------------------------------------------------------------------------------
    $0.00       $31.40      13.23%(c)   $  492,014       1.54%(d)        (.28)%(d)       229%
     0.00        27.73     (22.87)(c)      494,401       1.57             .11            189
     0.00        35.95      (8.87)(c)      728,505       1.37(e)         (.69)           100
     0.00        39.45      19.80          901,431       1.45(e)         (.60)            50
     0.00        32.93      (7.68)         933,449       1.53(d)(e)      (.98)(d)         58

    $0.00       $31.32      13.19%(c)   $    1,122       1.62%(d)        (.37)%(d)       229%
     0.00        27.67     (22.86)(c)        1,001       1.56             .16            189
     0.00        35.87      (8.96)(c)        1,097       1.48            (.81)           100
     0.00        39.40      19.58            2,126       1.60(e)         (.76)            50
     0.00        32.95      (7.68)              11       1.50(d)(e)      (.94)(d)         58

    $0.00       $31.81      13.49%(c)   $    1,387       1.31%(d)        (.04)%(d)       229%
     0.00        28.03     (22.59)(c)        1,258       1.26             .29            189
     0.00        36.21      (8.65)(c)        1,571       1.16            (.54)           100
     0.00        39.64      19.97              582       1.28(e)         (.38)            50
     0.00        33.04      (7.50)             287       1.30(d)(e)      (.72)(d)         58

    $0.00       $32.38      13.89%(c)   $       10        .83%(d)         .32%(d)        229%
     0.00        28.43     (22.34)(c)        2,499        .97            1.37            189
     0.00        36.61      (8.41)(c)           12        .89            (.21)           100
     0.00        39.97      20.47               14        .93(e)         (.12)            50
     0.00        33.18      (7.22)              10       1.02(d)(e)      (.47)(d)         58


    $0.00       $21.05      11.20%(c)   $1,057,042       1.36%(d)(g)     (.20)%(d)(f)    114%
     0.00        18.93      (5.73)(c)      986,194       1.53            (.25)           108
     0.00        20.08      (7.04)(c)    1,041,846       1.48(e)         (.59)            90
     0.00        21.60      16.38        1,105,419       1.45(e)         (.57)            87
     0.00        18.56      (3.08)       1,107,602       1.54(d)         (.92)(d)         68

    $0.00       $20.91      10.99%(c)   $    3,651       1.59%(d)        (.44)%(d)       114%
     0.00        18.84      (5.75)(c)        1,804       1.58            (.30)           108
     0.00        19.99      (7.02)(c)        1,336       1.43            (.55)            90
     0.00        21.50      16.28            1,498       1.57(e)         (.70)            87
     0.00        18.49      (3.19)           1,492       1.55(d)         (.75)(d)         68

    $0.00       $21.34      11.32%(c)   $   41,898       1.27%(d)        (.11)%(d)       114%
     0.00        19.17      (5.47)(c)       38,480       1.27             .02            108
     0.00        20.28      (6.84)(c)       28,191       1.24            (.36)            90
     0.00        21.77      16.73           19,494       1.08(e)         (.25)            87
     0.00        18.65      (2.82)           1,586       1.09(d)         (.27)(d)         68

    $0.00       $21.78      11.69%(c)   $   32,862        .93%(d)         .24%(d)        114%
     0.00        19.50      (5.16)(c)       36,582        .92             .37            108
     0.00        20.56      (6.46)(c)       39,318        .85             .04             90
     0.00        21.98      17.54           84,178        .85(e)          .06             87
     0.00        18.70      (2.61)          10,837        .92(d)         (.18)(d)         68
-----------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------     -------------------------------
                                            NET GAINS OR
                     NET ASSET    NET         LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME     REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)    UNREALIZED)    OPERATIONS     INCOME           GAINS
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
CLASS A
Year ended 7/31/10    $ 3.72     $(.04)        $  .94         $  .90       $0.00            $0.00
Year ended 7/31/09      4.79      (.03)         (1.04)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.22      (.05)          (.52)          (.57)(h)    0.00             (.86)
Year ended 7/31/07      5.60      (.05)          1.25           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.04)          (.22)          (.26)       0.00             (.59)

CLASS R
Year ended 7/31/10    $ 3.67     $(.05)        $  .93         $  .88       $0.00            $0.00
Year ended 7/31/09      4.74      (.04)         (1.03)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.18      (.07)          (.51)          (.58)(h)    0.00             (.86)
Year ended 7/31/07      5.58      (.08)          1.26           1.18        0.00             (.58)
Year ended 7/31/06      6.45      (.06)          (.22)          (.28)       0.00             (.59)

CLASS K
Year ended 7/31/10    $ 3.72     $(.04)        $  .94         $  .90       $0.00            $0.00
Year ended 7/31/09      4.79      (.03)         (1.04)         (1.07)(h)    0.00             0.00
Year ended 7/31/08      6.22      (.04)          (.53)          (.57)(h)    0.00             (.86)
Year ended 7/31/07      5.60      (.06)          1.26           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.05)          (.21)          (.26)       0.00             (.59)

CLASS I
Year ended 7/31/10    $ 3.78     $(.02)        $  .97         $  .95       $0.00            $0.00
Year ended 7/31/09      4.86      (.02)         (1.06)         (1.08)(h)    0.00             0.00
Year ended 7/31/08      6.28      (.03)          (.53)          (.56)(h)    0.00             (.86)
Year ended 7/31/07      5.63      (.03)          1.26           1.23        0.00             (.58)
Year ended 7/31/06      6.46      (.02)          (.22)          (.24)       0.00             (.59)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
CLASS A
Year ended 7/31/10    $21.08     $(.31)        $ 4.59         $ 4.28       $0.00            $0.00
Year ended 7/31/09     26.69      (.24)         (5.37)         (5.61)       0.00             0.00
Year ended 7/31/08     29.55      (.31)         (2.55)         (2.86)(h)    0.00             0.00
Year ended 7/31/07     24.06      (.32)          5.81           5.49        0.00             0.00
Year ended 7/31/06     23.85      (.34)           .55            .21        0.00             0.00

CLASS R
Year ended 7/31/10    $21.04     $(.34)        $ 4.60         $ 4.26       $0.00            $0.00
Year ended 7/31/09     26.66      (.25)         (5.37)         (5.62)       0.00             0.00
Year ended 7/31/08     29.52      (.33)         (2.53)         (2.86)(h)    0.00             0.00
Year ended 7/31/07     24.06      (.35)          5.81           5.46        0.00             0.00
Year ended 7/31/06     23.86      (.16)           .36            .20        0.00             0.00

CLASS K
Year ended 7/31/10    $21.27     $(.26)        $ 4.65         $ 4.39       $0.00            $0.00
Year ended 7/31/09     26.88      (.21)         (5.40)         (5.61)       0.00             0.00
Year ended 7/31/08     29.70      (.26)         (2.56)         (2.82)(h)    0.00             0.00
Year ended 7/31/07     24.15      (.23)          5.78           5.55        0.00             0.00
Year ended 7/31/06     23.89      (.24)           .50            .26        0.00             0.00

CLASS I
Year ended 7/31/10    $21.63     $(.18)        $ 4.73         $ 4.55       $0.00            $0.00
Year ended 7/31/09     27.24      (.15)         (5.46)         (5.61)       0.00             0.00
Year ended 7/31/08     29.98      (.15)         (2.59)         (2.74)(h)    0.00             0.00
Year ended 7/31/07     24.28      (.15)          5.85           5.70        0.00             0.00
Year ended 7/31/06     23.91      (.18)           .55            .37        0.00             0.00
---------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                           RATIOS/SUPPLEMENTAL DATA
------------------------              ---------------------------------------
                                                       RATIO OF     RATIO OF NET
 TOTAL DIVI-  NET ASSET                 NET ASSETS     EXPENSES     INCOME (LOSS)  PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       END OF PERIOD  TO AVERAGE     TO AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b)   (000'S OMITTED) NET ASSETS     NET ASSETS      RATE
--------------------------------------------------------------------------------------------
    $0.00       $ 4.62      24.19%(c)    $347,184        1.33%(d)        (.85)%(d)     92%
     0.00         3.72     (22.34)(c)     320,585        1.38            (.93)        176
     (.86)        4.79     (11.75)(c)     465,189        1.23            (.95)        129
     (.58)        6.22      21.76         614,019        1.20(e)         (.89)         98
     (.59)        5.60      (5.32)        593,870        1.23(d)         (.64)(d)     135

    $0.00       $ 4.55      23.98%(c)    $  2,298        1.64%(d)       (1.16)%(d)     92%
     0.00         3.67     (22.57)(c)       1,960        1.63           (1.18)        176
     (.86)        4.74     (11.99)(c)       2,900        1.46           (1.19)        129
     (.58)        6.18      21.48           3,008        1.51(e)        (1.22)         98
     (.59)        5.58      (5.64)          1,974        1.54(d)        (1.08)(d)     135

    $0.00       $ 4.62      24.19%(c)    $  3,299        1.34%(d)        (.86)%(d)     92%
     0.00         3.72     (22.34)(c)         919        1.30            (.81)        176
     (.86)        4.79     (11.73)(c)         499        1.17            (.73)        129
     (.58)        6.22      21.78             584        1.26(e)         (.96)         98
     (.59)        5.60      (5.32)            298        1.25(d)         (.86)(d)     135

    $0.00       $ 4.73      25.13%(c)    $  5,298         .92%(d)        (.45)%(d)     92%
     0.00         3.78     (22.22)(c)       6,035         .93            (.49)        176
     (.86)        4.86     (11.44)(c)      11,013         .84            (.57)        129
     (.58)        6.28      22.23          11,307         .84(e)         (.54)         98
     (.59)        5.63      (4.97)          9,372         .87(d)         (.25)(d)     135


    $0.00       $25.36      20.30%(c)    $152,958        1.60%(d)       (1.30)%(d)     93%
     0.00        21.08     (21.02)(c)     146,038        1.62           (1.28)        108
     0.00        26.69      (9.68)(c)     205,802        1.58(e)        (1.07)        100
     0.00        29.55      22.82         241,424        1.56(e)        (1.17)         72
     0.00        24.06        .88         217,106        1.68(d)(e)     (1.35)(d)      79

    $0.00       $25.30      20.25%(c)    $  6,845        1.69%(d)       (1.39)%(d)     93%
     0.00        21.04     (21.08)(c)       2,957        1.70           (1.35)        108
     0.00        26.66      (9.69)(c)       2,197        1.64           (1.19)        100
     0.00        29.52      22.69           1,085        1.64(e)        (1.24)         72
     0.00        24.06        .84             428        1.80(d)(e)     (1.28)(d)      79

    $0.00       $25.66      20.64%(c)    $  6,858        1.37%(d)       (1.07)%(d)     93%
     0.00        21.27     (20.87)(c)       5,323        1.44           (1.10)        108
     0.00        26.88      (9.50)(c)       3,199        1.40            (.93)        100
     0.00        29.70      22.98           1,365        1.31(e)         (.88)         72
     0.00        24.15       1.09             479        1.39(d)(e)      (.97)(d)      79

    $0.00       $26.18      21.04%(c)    $187,866        1.04%(d)        (.74)%(d)     93%
     0.00        21.63     (20.59)(c)     159,368        1.12            (.78)        108
     0.00        27.24      (9.14)(c)      79,587        1.01            (.50)        100
     0.00        29.98      23.48          42,441         .95(e)         (.56)         72
     0.00        24.28       1.55          24,644        1.03(d)(e)      (.71)(d)      79
--------------------------------------------------------------------------------------------

                                    INCOME FROM INVESTMENT OPERATIONS       LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------     -------------------------------
                                               NET GAINS OR
                     NET ASSET    NET            LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT    INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME        REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)       UNREALIZED)    OPERATIONS     INCOME           GAINS
------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
CLASS A
Year ended 7/31/10    $58.61     $ .04            $ 5.83         $ 5.87       $(.81)          $ 0.00
Year ended 7/31/09     64.34      (.11)            (5.64)         (5.73)(j)    0.00             0.00
Year ended 7/31/08     70.75      (.31)            (6.10)         (6.41)(h)    0.00             0.00
Year ended 7/31/07     54.64      (.45)            16.56          16.11        0.00             0.00
Year ended 7/31/06     56.56      (.56)            (1.36)         (1.92)       0.00             0.00

CLASS R
Year ended 7/31/10    $58.46     $ .03            $ 5.78         $ 5.81       $(.81)          $ 0.00
Year ended 7/31/09     64.10      (.04)            (5.62)         (5.64)(j)    0.00             0.00
Year ended 7/31/08     70.52      (.34)            (6.09)         (6.42)(j)    0.00             0.00
Year ended 7/31/07     54.54      (.54)            16.52          15.98        0.00             0.00
Year ended 7/31/06     56.44      (.42)            (1.48)         (1.90)       0.00             0.00

CLASS K
Year ended 7/31/10    $59.49     $ .22            $ 5.90         $ 6.12       $(.81)          $ 0.00
Year ended 7/31/09     65.02       .11             (5.66)         (5.53)(j)    0.00             0.00
Year ended 7/31/08     71.33      (.16)            (6.15)         (6.31)(h)    0.00             0.00
Year ended 7/31/07     54.95      (.13)            16.51          16.38        0.00             0.00
Year ended 7/31/06     56.70      (.36)            (1.39)         (1.75)       0.00             0.00

CLASS I
Year ended 7/31/10    $60.31     $ .44            $ 5.98         $ 6.42       $(.81)          $ 0.00
Year ended 7/31/09     65.67       .34             (5.73)         (5.36)(j)    0.00             0.00
Year ended 7/31/08     71.77       .13             (6.24)         (6.10)(j)    0.00             0.00
Year ended 7/31/07     55.18      (.18)            16.77          16.59        0.00             0.00
Year ended 7/31/06     56.76       .00(i)          (1.58)(k)      (1.58)       0.00             0.00

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
CLASS A
Year ended 6/30/10    $ 8.58     $ .02(f)         $  .74         $  .76       $0.00           $ 0.00
Year ended 6/30/09     15.22       .02(f)          (6.43)         (6.41)       0.00             (.23)
Year ended 6/30/08     18.71       .00(f)(i)       (1.76)         (1.76)       (.03)           (1.70)
Year ended 6/30/07     16.73       .03(f)           2.94           2.97        0.00             (.99)
Year ended 6/30/06     14.47       .03(f)           2.73           2.76(h)     0.00             (.50)

CLASS R
Year ended 6/30/10    $ 8.53     $ .00(f)(i)      $  .73         $  .73       $0.00           $ 0.00
Year ended 6/30/09     15.12       .05(f)          (6.41)         (6.36)       0.00             (.23)
Year ended 6/30/08     18.60      (.03)(f)         (1.75)         (1.78)        .00(i)         (1.70)
Year ended 6/30/07     16.68       .00(f)(i)        2.91           2.91        0.00             (.99)
Year ended 6/30/06     14.44      (.01)(f)          2.75           2.74(h)     0.00             (.50)

CLASS K
Year ended 6/30/10    $ 8.61     $ .02(f)         $  .74         $  .76       $0.00           $ 0.00
Year ended 6/30/09     15.24       .08(f)          (6.48)         (6.40)       0.00             (.23)
Year ended 6/30/08     18.74       .02(f)          (1.78)         (1.76)       (.04)           (1.70)
Year ended 6/30/07     16.74       .12(f)           2.87           2.99        0.00             (.99)
Year ended 6/30/06     14.47       .03(f)           2.74           2.77(h)     0.00             (.50)

CLASS I
Year ended 6/30/10    $ 8.68     $ .05(f)         $  .74         $  .79       $0.00           $ 0.00
Year ended 6/30/09     15.32       .10(f)          (6.51)         (6.41)       0.00             (.23)
Year ended 6/30/08     18.81      (.01)(f)         (1.69)         (1.70)       (.09)           (1.70)
Year ended 6/30/07     16.80       .08(f)           2.96           3.04        (.04)            (.99)
Year ended 6/30/06     14.48       .07(f)           2.75           2.82(h)     0.00             (.50)
------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                                 RATIOS/SUPPLEMENTAL DATA
------------------------              -------------------------------------------------------
                                                       RATIO OF      RATIO OF NET
 TOTAL DIVI-  NET ASSET                 NET ASSETS,    EXPENSES      INCOME (LOSS)   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       END OF PERIOD  TO AVERAGE      TO AVERAGE     TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b)   (000'S OMITTED) NET ASSETS      NET ASSETS       RATE
----------------------------------------------------------------------------------------------
   $ (.81)      $63.67      10.03%(c)    $843,840        1.55%(d)         .07%(d)       193%
     0.00        58.61      (8.91)(c)     834,209        1.70            (.23)          201
     0.00        64.34      (9.06)(c)     938,400        1.46(e)         (.43)          118
     0.00        70.75      29.49         998,217        1.45(e)         (.69)          111
     0.00        54.64      (3.40)        880,239        1.67(d)(e)      (.95)(d)       106

   $ (.81)      $63.46       9.95%(c)    $  5,896        1.62%(d)         .05%(d)       193%
     0.00        58.46      (8.80)(c)       5,192        1.61            (.09)          201
     0.00        64.10      (9.11)(c)       3,904        1.48            (.47)          118
     0.00        70.52      29.30           1,244        1.60(e)         (.84)          111
     0.00        54.54      (3.37)            481        1.59(d)(e)      (.73)(d)       106

   $ (.81)      $64.80      10.30%(c)    $  4,719        1.30%(d)         .35%(d)       193%
     0.00        59.49      (8.50)(c)       4,352        1.31             .23           201
     0.00        65.02      (8.85)(c)       2,440        1.22            (.23)          118
     0.00        71.33      29.81             983        1.22(e)         (.23)          111
     0.00        54.95      (3.09)             10        1.37(d)(e)      (.61)(d)       106

   $ (.81)      $65.92      10.66%(c)    $  5,146         .98%(d)         .64%(d)       193%
     0.00        60.31      (8.16)(c)       2,977        1.01             .71           201
     0.00        65.67      (8.50)(c)         145         .80             .17           118
     0.00        71.77      30.07              13         .98(e)         (.27)          111
     0.00        55.18      (2.78)            282         .94(d)(e)      (.01)(d)       106


   $ 0.00       $ 9.34       8.86%(c)    $  3,511        1.50%(d)(g)      .17%(d)(f)    115%
     (.23)        8.58     (42.06)          3,824        1.50(g)          .16(f)        117
    (1.73)       15.22     (10.79)         54,084        1.49(g)          .00(f)(l)      97
     (.99)       18.71      18.37          58,325        1.50(g)          .14(f)         80
     (.50)       16.73      19.25          50,432        1.50(d)(g)       .18(d)(f)      79

   $ 0.00       $ 9.26       8.56%(c)    $     25        1.70%(d)(g)      .02%(d)(f)    115%
     (.23)        8.53     (42.01)             10        1.70(g)          .51(f)        117
    (1.70)       15.12     (10.94)             13        1.68(g)         (.17)(f)        97
     (.99)       18.60      18.06              12        1.70(g)          .00(f)(l)      80
     (.50)       16.68      19.14               7        1.70(d)(g)      (.04)(d)(f)     79

   $ 0.00       $ 9.37       8.83%(c)    $    439        1.45%(d)(g)      .22%(d)(f)    115%
     (.23)        8.61     (41.93)            606        1.45(g)          .83(f)        117
    (1.74)       15.24     (10.77)            279        1.45(g)          .15(f)         97
     (.99)       18.74      18.49              83        1.45(g)          .70(f)         80
     (.50)       16.74      19.32              12        1.45(d)(g)       .20(d)(f)      79

   $ 0.00       $ 9.47       9.10%(c)    $      7        1.20%(d)(g)      .46%(d)(f)    115%
     (.23)        8.68     (41.78)              6        1.20(g)         1.02(f)        117
    (1.79)       15.32     (10.44)            725        1.20(g)         (.13)(f)        97
    (1.03)       18.81      18.74              13        1.20(g)          .44(f)         80
     (.50)       16.80      19.65              11        1.20(d)(g)       .45(d)(f)      79
----------------------------------------------------------------------------------------------

                                   INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------     -------------------------------
                                            NET GAINS OR
                     NET ASSET    NET         LOSSES ON                  DIVIDENDS
                      VALUE,   INVESTMENT INVESTMENTS (BOTH TOTAL FROM    FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME     REALIZED AND    INVESTMENT   INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)    UNREALIZED)    OPERATIONS     INCOME           GAINS
---------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
CLASS A
Year ended 6/30/10    $11.48      $.10         $ 1.14         $ 1.24(h)    $(.39)          $ 0.00
Year ended 6/30/09     19.18       .19          (7.59)         (7.40)       (.28)            (.02)
Year ended 6/30/08     20.85       .27           (.53)          (.26)(h)    (.17)           (1.24)
Year ended 6/30/07     16.93       .23           4.56           4.79(h)     (.15)            (.72)
Year ended 6/30/06     13.72       .20           3.22           3.42        (.09)            (.12)

CLASS R
Year ended 6/30/10    $11.39      $.07         $ 1.13         $ 1.20(h)    $(.37)          $ 0.00
Year ended 6/30/09     19.06       .17          (7.57)         (7.40)       (.25)            (.02)
Year ended 6/30/08     20.75       .25           (.55)          (.30)(h)    (.15)           (1.24)
Year ended 6/30/07     16.90       .20           4.52           4.72(h)     (.15)            (.72)
Year ended 6/30/06     13.72       .29           3.09           3.38        (.08)            (.12)

CLASS K
Year ended 6/30/10    $11.45      $.11         $ 1.14         $ 1.25(h)    $(.41)          $ 0.00
Year ended 6/30/09     19.14       .20          (7.59)         (7.39)       (.28)            (.02)
Year ended 6/30/08     20.82       .29           (.54)          (.25)(h)    (.19)           (1.24)
Year ended 6/30/07     16.95       .31           4.47           4.78(h)     (.19)            (.72)
Year ended 6/30/06     13.73       .34           3.09           3.43        (.09)            (.12)

CLASS I
Year ended 6/30/10    $11.55      $.16         $ 1.15         $ 1.31(h)    $(.46)          $ 0.00
Year ended 6/30/09     19.27       .27          (7.64)         (7.37)       (.33)            (.02)
Year ended 6/30/08     20.92       .35           (.52)          (.17)(h)    (.24)           (1.24)
Year ended 6/30/07     16.98       .32           4.54           4.86(h)     (.20)            (.72)
Year ended 6/30/06     13.74       .48           3.01           3.49        (.13)            (.12)
---------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 58.

   LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
------------------------            -------------------------------------
                                                     RATIO OF   RATIO OF NET
 TOTAL DIVI-  NET ASSET               NET ASSETS,    EXPENSES   INCOME (LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL     END OF PERIOD  TO AVERAGE   TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (b) (000'S OMITTED) NET ASSETS   NET ASSETS     RATE
---------------------------------------------------------------------------------------
   $ (.39)      $12.33      10.39%    $  935,695       1.31%(d)      .73%(d)     121%
     (.30)       11.48     (39.15)     1,106,113       1.34         1.58         103
    (1.41)       19.18      (1.80)     2,128,533       1.23         1.35          90
     (.87)       20.85      29.16      1,630,491       1.27         1.21          68
     (.21)       16.93      25.11        952,036       1.43(d)      1.26(d)       59

   $ (.37)      $12.22      10.17%    $   42,587       1.58%(d)      .51%(d)     121%
     (.27)       11.39     (39.33)        41,265       1.56         1.44         103
    (1.39)       19.06      (2.03)        64,985       1.49         1.24          90
     (.87)       20.75      28.80         29,638       1.56         1.02          68
     (.20)       16.90      24.83          6,969       1.67(d)      1.76(d)       59

   $ (.41)      $12.29      10.51%    $   12,117       1.27%(d)      .84%(d)     121%
     (.30)       11.45     (39.19)        11,486       1.28         1.79         103
    (1.43)       19.14      (1.78)        15,104       1.26         1.45          90
     (.91)       20.82      29.13          8,169       1.26         1.60          68
     (.21)       16.95      25.18            760       1.41(d)      2.05(d)       59

   $ (.46)      $12.40      10.86%    $   28,644        .88%(d)     1.21%(d)     121%
     (.35)       11.55     (38.90)        25,659        .86         2.37         103
    (1.48)       19.27      (1.39)        27,460        .84         1.70          90
     (.92)       20.92      29.59         19,421        .90         1.70          68
     (.25)       16.98      25.61          2,497       1.09(d)      2.81(d)       59
---------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which, for the years ended July 31, 2010, July 31, 2009 and July 31, 2008, enhanced AllianceBernstein Growth Fund's performance by 0.25%, 0.55% and 0.03%, AllianceBernstein Large Cap Growth Fund's performance by 5.15%, 16.51% and 0.53%, AllianceBernstein Small/Mid Cap Growth Fund's performance by 1.25%, 0.06% and 0.07%, AllianceBernstein Global Thematic Growth Fund's performance by 0.42%, 0.24% and 0.32% and AllianceBernstein Small Cap Growth Portfolio's performance by 0.12%, 0.13% and 0.04% and, for the year ended June 30, 2010, enhanced AllianceBernstein Global Growth Fund's performance by 0.04%.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (g) below, would have been as follows:



                                                    2006  2007  2008  2009 2010
-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH FUND
Class A                                             1.52% 1.42% 1.36%  --   --
Class R                                             1.49% 1.57%    --  --   --
Class K                                             1.29% 1.25%    --  --   --
Class I                                             1.01% 0.90%    --  --   --
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
Class A                                                -- 1.43% 1.47%  --   --
Class R                                                -- 1.55%    --  --   --
Class K                                                -- 1.06%    --  --   --
Class I                                                -- 0.83%    --  --   --
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
Class A                                                -- 1.19%    --  --   --
Class R                                                -- 1.50%    --  --   --
Class K                                                -- 1.25%    --  --   --
Class I                                                -- 0.83%    --  --   --
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
Class A                                             1.66% 1.53% 1.57%  --   --
Class R                                             1.78% 1.60%    --  --   --
Class K                                             1.38% 1.28%    --  --   --
Class I                                             1.02% 0.92%    --  --   --
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO
Class A                                             1.66% 1.43% 1.45%  --   --
Class R                                             1.58% 1.58%    --  --   --
Class K                                             1.36% 1.20%    --  --   --
Class I                                             0.93% 0.96%    --  --   --



(f)Net of expenses waived and reimbursed by the Adviser.

(g)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios without giving effect to the expense offset arrangement described in
   (e) above, would have been as follows:



                                         2006  2007  2008  2009  2010
----------------------------------------------------------------------
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
Class A                                     --    --    --    -- 1.47%
Class R                                     --    --    --    --    --
Class K                                     --    --    --    --    --
Class I                                     --    --    --    --    --
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
Class A                                  1.93% 1.61% 1.52% 1.75% 2.21%
Class R                                  2.41% 1.82% 1.71% 2.24% 2.43%
Class K                                  2.09% 1.59% 1.57% 2.03% 2.12%
Class I                                  1.76% 1.26% 1.83% 1.84% 1.77%



(h)Amount includes contribution from the Adviser of less than $0.005.

(i)Amount is less than $0.005.

(j)For ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, amount includes contribution from Adviser of $.02 for Class A shares, $.02 for Class R shares, $.02 for Class K shares and $.03 for Class I shares for year ended July 31, 2009. For the year ended July 31, 2008, amount includes contribution from the Adviser of $.01 for Class R shares and $.01 for Class I shares.

(k)Due to timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

(l)Amount is less than 0.005%.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN GROWTH FUND
--------------------------------------------------------------------------------




                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   10,500.00   $  161.70    $10,338.30
   2             10,338.30      516.92   10,855.22      167.17     10,688.05
   3             10,688.05      534.40   11,222.45      172.83     11,049.62
   4             11,049.62      552.48   11,602.10      178.67     11,423.43
   5             11,423.43      571.17   11,994.60      184.72     11,809.88
   6             11,809.88      590.49   12,400.37      190.97     12,209.40
   7             12,209.40      610.47   12,819.87      197.43     12,622.44
   8             12,622.44      631.12   13,253.56      204.10     13,049.46
   9             13,049.46      652.47   13,701.93      211.01     13,490.92
   10            13,490.92      674.55   14,165.47      218.15     13,947.32
   --------------------------------------------------------------------------
   Cumulative                $5,834.07               $1,886.75


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES*    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  131.25    $10,368.75
   2             10,368.75      518.44    10,887.19      160.04     10,727.15
   3             10,727.15      536.36    11,263.51      165.57     11,097.94
   4             11,097.94      554.90    11,652.84      171.30     11,481.54
   5             11,481.54      574.08    12,055.62      177.22     11,878.40
   6             11,878.40      593.92    12,472.32      183.34     12,288.98
   7             12,288.98      614.45    12,903.43      189.68     12,713.75
   8             12,713.75      635.69    13,349.44      196.24     13,153.20
   9             13,153.20      657.66    13,810.86      203.02     13,607.84
   10            13,607.84      680.39    14,288.23      210.01     14,078.19
   ---------------------------------------------------------------------------
   Cumulative                $5,865.89                $1,787.70


ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  144.90    $10,355.10
   2             10,355.10      517.76    10,872.86     150.05     10,722.81
   3             10,722.81      536.14    10,258.95     155.37     11,103.58
   4             11,103.58      555.18    11,658.76     160.89     11,497.87
   5             11,497.87      574.89    12,072.76     166.60     11,906.16
   6             11,906.16      595.31    12,501.47     172.52     12,328.95
   7             12,328.95      616.45    12.945.40     178.65     12,766.75
   8             12,766.75      638.34    13,405.09     184.99     13,220.10
   9             13,220.10      661.01    13,881.11     191.56     13,689.55
   10            13,689.55      684.48    14,374.03     198.36     14,175.67
   --------------------------------------------------------------------------
   Cumulative                $5,879.56               $1,703.89

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  168.00    $10,332.00
   2             10,332.00      516.60    10,848.60      173.58     10,675.02
   3             10,675.02      533.75    11,208.77      179.34     11,029.43
   4             11,029.43      551.47    11,580.90      185.29     11,395.61
   5             11,395.61      569.78    11,965.39      191.45     11,773.94
   6             11,773.94      588.70    12,362.64      197.80     12,164.84
   7             12,164.84      608.24    12,773.08      204.37     12,568.71
   8             12,568.71      628.44    13,197.15      211.15     12,986.00
   9             12,986.00      649.30    13,635.30      218.16     13,417.14
   10            13,417.14      670.86    14,088.00      225.41     13,862.59
   ---------------------------------------------------------------------------
   Cumulative                $5,817.14                $1,954.55



ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  162.75    $10,337.25
   2             10,337.25      516.86    10,854.11      168.24     10,685.87
   3             10,685.87      534.29    11,220.16      173.91     11,046.25
   4             11,046.25      552.31    11,598.56      179.78     11,418.78
   5             11,418.78      570.94    11,989.72      185.84     11,803.88
   6             11,803.88      590.19    12,394.07      192.11     12,201.96
   7             12,201.96      610.10    12,812.06      198.59     12,613.47
   8             12,613.47      630.67    13,244.14      205.28     13,038.86
   9             13,038.86      651.94    13,690.80      212.21     13,478.59
   10            13,478.59      673.93    14,152.52      219.36     13,933.16
   ---------------------------------------------------------------------------
   Cumulative                $5,831.23                $1,898.07


ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2             10,342.50      517.13    10,859.63     240.00     10,619.63
   3             10,619.63      530.98    11,150.61     246.43     10,904.18
   4             10,904.18      545.21    11,449.39     253.03     11,196.36
   5             11,196.36      559.82    11,756.18     259.81     11,496.37
   6             11,496.37      574.82    12,071.19     266.77     11,804.42
   7             11,804.42      590.22    12,394.64     273.92     12,120.72
   8             12,120.72      606.04    12,726.76     281.26     12,445.50
   9             12,445.50      622.28    13,067.78     288.80     12,778.98
   10            12,778.98      638.95    13,417.93     296.54     13,121.39
   --------------------------------------------------------------------------
   Cumulative                $5,685.45               $2,564.06



ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------


                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $  137.55    $10,362.45
   2             10,362.45      518.12    10,880.57      142.54     10,738.03
   3             10,738.03      536.90    11,274.93      147.70     11,127.23
   4             11,127.23      556.36    11,683.59      153.06     11,530.53
   5             11,530.53      576.53    12,107.06      158.60     11,948.46
   6             11,948.46      597.42    12,545.88      164.35     12,381.53
   7             12,381.53      619.08    13,000.61      170.31     12,830.30
   8             12,830.30      641.52    13,471.82      176.48     13,295.34
   9             13,295.34      664.77    13,960.11      182.88     13,777.23
   10            13,777.23      688.86    14,466.09      189.51     14,276.58
   ---------------------------------------------------------------------------
   Cumulative                $5,899.56                $1,622.98



* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver in the Summary Information at the beginning of this Prospectus.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com



Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

          FUND                                           SEC FILE NO.
          -----------------------------------------------------------
          AllianceBernstein Growth Fund                   811-05088
          AllianceBernstein Large Cap Growth Fund         811-06730
          AllianceBernstein Small/Mid Cap Growth Fund     811-00204
          AllianceBernstein Small Cap Growth Portfolio    811-01716
          AllianceBernstein Global Thematic Growth Fund   811-03131
          AllianceBernstein Global Growth Fund            811-21064
          AllianceBernstein International Growth Fund     811-08426

                                                             PRO-RTMT-0101-1110


                                    [GRAPHIC]

                                              THE ALLIANCEBERNSTEIN GROWTH FUNDS
[LOGO]                                             AllianceBernstein Growth Fund
                                         AllianceBernstein Large Cap Growth Fund
                                     AllianceBernstein Small/Mid Cap Growth Fund
                                    AllianceBernstein Small Cap Growth Portfolio
                             AllianceBernstein U.S. Strategic Research Portfolio
                                   AllianceBernstein Global Thematic Growth Fund
                                            AllianceBernstein Global Growth Fund
                                     AllianceBernstein International Growth Fund
                                        AllianceBernstein Greater China '97 Fund


--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2010


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 1, 2010 that offers Class A, Class B, Class C and Advisor Class shares for the AllianceBernstein(R) Growth Fund ("Growth Fund") of The AllianceBernstein Portfolios, the AllianceBernstein Large Cap Growth Fund ("Large Cap Growth"), the AllianceBernstein Small/Mid Cap Growth Fund ("Small/Mid Cap Growth"), the AllianceBernstein Small Cap Growth Portfolio ("Small Cap Growth") of AllianceBernstein Cap Fund, the AllianceBernstein Global Thematic Growth Fund ("Global Thematic Growth"), the AllianceBernstein Global Growth Fund ("Global Growth"), the AllianceBernstein International Growth Fund ("International Growth"), and the AllianceBernstein Greater China '97 Fund ("Greater China") and offers Class A, Class C and Advisor Class shares for the AllianceBernstein U.S. Strategic Research Portfolio ("U.S. Strategic Research") of AllianceBernstein Cap Fund and the current prospectus dated November 1, 2010 that offers Class A, Class R, Class K and Class I shares of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth and International Growth (each a "Prospectus" and together, the "Prospectuses"). Each of the funds listed above is hereinafter referred to as the Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China for the year ended July 31, 2010 and financial statements for U.S. Strategic Research, Global Growth and International Growth for the year ended June 30, 2010, are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.


                               TABLE OF CONTENTS

                                                                           Page


Information About the Funds and Their Investments...........................  1
Management of the Funds..................................................... 31
Expenses of the Funds....................................................... 84
Purchase of Shares..........................................................100
Redemption and Repurchase of Shares.........................................125
Shareholder Services........................................................128
Net Asset Value.............................................................130
Dividends, Distributions and Taxes..........................................133
Fund Transactions...........................................................141
General Information.........................................................147
Financial Statements and Report of Independent
    Registered Public Accounting Firm.......................................178
Appendix A: Additional Information About China, Hong Kong and Taiwan........A-1
Appendix B: Statement of Policies and Procedures for Proxy Voting ..........B-1


--------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------

            Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. Greater China's investment objective is fundamental and may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectuses.

Asset-Backed Securities
-----------------------

            A Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Convertible Securities
----------------------


            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.


            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------



            A Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives, which include options, futures, forwards and swaps. The four principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.


            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            -- Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Fund's ability to use such instruments as a part of its investment strategy.


            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Use of Options, Futures, Forwards and Swaps by a Fund.
------------------------------------------------------


            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.


            A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Fund's adviser (the "Adviser") anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any forward currency exchange contracts.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.

            A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.




            A Fund may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.


            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.


            A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.





            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swap, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.


            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------


            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns. The Fund will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's purchase commitments.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.


Illiquid Securities
-------------------

            A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("Commission") interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------


            A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

            A Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.


            Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice.

            While securities are on loan, the borrower will pay a Fund any income from the securities. A Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

            A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. A Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

            A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.


            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.


            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.


Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

            Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest on other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

            Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------


            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.



Short Sales
-----------


            If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.


Special Situations
------------------

            A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------


            A Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. A Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.


            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


Certain Risk Considerations
---------------------------

            The value of the Funds' shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Fund's investment objective will be achieved.


            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect the Fund's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes."

            Although a Fund may value its assets in terms of U.S. Dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.


            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indices are not traded on contract markets regulated by the Commodity Futures Trading Commission (the "CFTC") or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect the Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.


            If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Portfolio Turnover
------------------

            The portfolio turnover rate for each Fund is included in the Financial Highlights section of the Prospectus. The Funds are actively managed and, in some cases in response to market conditions or other considerations, a Fund's portfolio turnover rate may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by a Fund and its shareholders. Higher portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

            For the fiscal years ending July 31, 2009 and July 31, 2010, AllianceBernstein Growth Fund had portfolio turnover rates of 189% and 229%, respectively. The higher portfolio turnover rates in these fiscal years was due to the Fund's decision to sell portfolio securities with gains to utilize capital loss carryforwards, which were expiring, to offset gains on those securities. For the fiscal years ending July 31, 2009 and July 31, 2010, AllianceBernstein Global Thematic Growth Fund had portfolio turnover rates of 193% and 201%, respectively. The higher portfolio turnover rate in fiscal year 2009 was due to the repositioning of the Fund's portfolio as a result of a change in its investment policies and strategies. The higher portfolio turnover rate in fiscal year 2010 was due to the Fund's decision to sell portfolio securities with gains to utilize capital loss carryforwards, which were expiring, to offset gains on those securities. Neither of the Funds has an investment strategy that anticipates higher portfolio turnover rates under normal circumstances.


Fundamental Investment Policies
-------------------------------

            The following investment restrictions may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund may not:

                  (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

                  (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

                  (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

                  (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

                  (e) purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

                  (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


            As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and are subject to change without shareholder approval.


            A Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectuses). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2010, totaling approximately $458 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of June 30, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the Exchange under the ticker symbol "AB".

            As of June 30, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                  AXA and its subsidiaries          61.4%
                  Holding                           36.7
                  Unaffiliated holders               1.9
                                                  ---------
                                                   100.0%
                                                  =========

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.5% economic interest in the Adviser as of June 30, 2010.

            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial.


            Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.


            Under the Advisory Agreements for Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China, the Adviser furnishes advice and recommendations with respect to the Funds' portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Funds. Such officers and employees may be employees of the Adviser or its affiliates.


            The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by a Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).


            The Advisory Agreements are terminable without penalty by a vote of a majority of the Funds' outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Funds, other than the Growth Fund, have, under their Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by each Fund's Board. During the fiscal year ended July 31, 2010 for the Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth the amounts paid to the Adviser amounted to a total of $97,717, $95,987, $94,266, $109,996, $92,921, $42,477, $94,407 and $101,311, respectively.


            Growth Fund is a series of The AllianceBernstein Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

ALLIANCEBERNSTEIN GROWTH FUND


            For services rendered by the Adviser pursuant to the Advisory Agreement, the Fund paid the Adviser a fee, effective September 7, 2004, of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the Adviser received under the Advisory Agreement the amount of $4,868,811, $4,764,288 and $8,618,151, respectively, in management fees from the Fund.

            The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined by the 1940 Act, of any such party) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

            The Advisory Agreement continues in effect provided that its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board including, in either case, by vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, including a majority of the Board who are not interested persons of any such party, at their meetings held on May 4-6, 2010.


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND


            Effective September 7, 2004, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years of the Fund ended July 31, 2010, July 31, 2009 and July 31, 2008, the Adviser received from the Fund advisory fees of $12,802,926 (net of 1,240,824 which was waived by the Advisor pursuant to the expense limitation agreement), $11,308,972 and $16,554,346, respectively. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.25% of average daily net assets for Class A shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.

            The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined by the 1940 Act, of any such party) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

            The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.


ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND


            The Management Agreement became effective on April 20, 1993. For its services under the Management Agreement, the Manager receives a monthly fee at an annualized rate of .75% of the first $500 million of the Fund's average daily net assets, .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2010, July 31, 2009 and July 31, 2008 the Fund paid the Manager total management fees of $3,069,847, $2,758,743 and $4,989,559, respectively.

            The Management Agreement continues in force from year to year provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently, continuance of the Management Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at meetings called for that purpose and held on May 4-6, 2010.


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


            Effective September 7, 2004, under the terms of the Advisory Agreement, the Portfolio paid the Adviser a quarterly Advisory fee equal to 1/4 of 0.75% of the first $2.5 billion, 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion and 1/4 of 0.60% of the excess over $5 billion as a percentage of the Fund's net assets at the end of the preceding quarter. The advisory fees for the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008 amounted to $2,979,454, $2,237,036 and $2,611,785, respectively.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Advisory Agreement.

            The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 4-6, 2010.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

            Effective as of December 23, 2009, the Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of .75 of 1% of the first $2.5 billion, .65 of 1% of the excess over $2.5 billion up to $5 billion and .60 of 1% of the excess over $5 billion of the Fund's average daily net assets. For the fiscal year ended June 30, 2010, the Adviser received from the Fund advisory fee of $4,967. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.35%, 2.05% and 1.05% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2011, the end of the current fiscal year.

            The Advisory Agreement became effective on December 21, 2009. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on September 23, 2009. On December 22, 2009, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

            The Advisory Agreement continues in effect until June 30, 2012 and thereafter from year to year provided that such continuance is specifically approved at least annually by the Directors of the Fund or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party.


ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

            Effective as of September 7, 2004, the Fund has contractually agreed to pay a quarterly fee to the Adviser equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion, 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion and 1/4 of 0.60% of the excess over $5 billion.


            For the fiscal years of the Fund ended July 31, 2010, 2009 and 2008, the Adviser received from the Fund advisory fees of $8,625,332, $6,941,783 and $11,395,787, respectively.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 22, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

            The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Directors of the Fund or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently, the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party, at their meetings held on May 4-6, 2010.


ALLIANCEBERNSTEIN GLOBAL GROWTH FUND


            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, the Adviser received from the Fund, advisory fees in the amount of $21,740 (net of $377,307, which was waived by the Adviser pursuant to the expense limitation agreement), $181,001 (net of $342,347, which was waived by the Adviser pursuant to the expense limitation agreement) and $1,203,111 (net of $1,580, which was waived by the Adviser due to the expense limitation agreement), respectively. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20%, 1.70%, 1.45%, 1.20% and 1.20% of average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.

            The Advisory Agreement became effective on July 10, 2002. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on July 9, 2002.

            The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, the Adviser received from the Fund advisory fees of $14,394,558, $15,631,601 and $22,819,672, respectively.
The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.65%, 2.35%, 2.35%, 1.85%, 1.60%, 1.35% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.


            The Advisory Agreement became effective on April 22, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on April 19, 1994, and by the Fund's initial shareholder on April 19, 1994.


            The Advisory Agreement continues in effect from year to year provided that its continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


            Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the Adviser received from the Fund $547,377, $500,690 and $1,006,771, respectively. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.


            The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.


            The Advisory Agreement remains in effect from year to year provided that its continuance is approved annually by a vote of the majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case, approved by a majority of the Directors who are not parties to the agreement, or "interested persons," as defined by the 1940 Act, of any such party, at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for another annual term by the Directors of the Fund, including a majority who are not "interested persons," as defined in the 1940 Act, at their regular meetings held on May 4-6, 2010.


ALL FUNDS


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.


Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND


            The management of, and investment decisions for, the Fund's portfolio are made by the senior sector analysts in consultation with the Adviser's U.S. Growth Team. William D. Baird, Frank V. Caruso, Amy P. Raskin and Vadim Zlotnikov are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2010 are set forth below.


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)
                ---------------------------------------------


                  William D. Baird             $100,001-$500,000
                  Frank V. Caruso                    None
                  Amy P. Raskin                      None
                  Vadim Zlotnikov              $50,001-$100,000(3)


--------
(2) The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


(3) For information presented as of the fiscal year ended July 31, 2010, with respect to Mr. Zlotnikov, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.

            As of July 31, 2010, employees of the Adviser had approximately $4,635,238 invested in shares of the Fund and approximately $295,351,554 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


William D. Baird             2        $699,000,000       None           None
Frank V. Caruso              8      $4,043,000,000       None           None
Amy P. Raskin                3        $613,000,000       None           None
Vadim Zlotnikov             74      $7,904,000,000       None           None



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


William D. Baird            1           $1,000,000      None           None
Frank V. Caruso             3          $15,000,000      None           None
Amy P. Raskin              45       $3,234,000,000      None           None
Vadim Zlotnikov           172       10,378,000,000       6          $350,000,000



--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                      Total                        Other          Other
                      Number of                    Accounts       Accounts
                      Other       Total Assets of  Managed with   with
                      Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager     Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


William D. Baird           6       $1,561,000,000        1        $1,114,000,000
Frank V. Caruso           24       $3,364,000,000        2        $2,676,000,000
Amy P. Raskin            131         $467,000,000      None           None
Vadim Zlotnikov          385      $18,211,000,000       30        $2,867,000,000



ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
---------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Large Cap Growth Portfolio Oversight Group. Joseph R. Elegante, Jason P. Ley, David F. Randell and Patrick Scott Wallace are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

--------
(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2010 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)
                ---------------------------------------------

                  Joseph R. Elegante              $10,001-$50,000
                  Jason P. Ley                         None
                  David F. Randell                     None
                  Patrick Scott Wallace                None

--------
(5) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

            As of July 31, 2010, employees of the Adviser had approximately $8,415,004 invested in shares of the Fund and approximately $295,351,554 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                 Total
                                                  Number of      Assets of
                      Total       Total           Registered     Registered
                      Number of   Assets of       Investment     Investment
                      Registered  Registered      Companies      Companies
                      Investment  Investment      Managed with   Managed with
                      Companies   Companies       Performance-   Performance-
Portfolio Manager     Managed     Managed         based Fees     based Fees
-------------------------------------------------------------------------------


Joseph R. Elegante        54      $6,910,000,000        2        $2,589,000,000
Jason P. Ley              54      $6,910,000,000        2        $2,589,000,000
David F. Randell          54      $6,910,000,000        2        $2,589,000,000
Patrick Scott Wallace     53      $6,302,000,000        2        $2,589,000,000



--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Joseph R. Elegante           48     $556,000,000          None           None
Jason P. Ley                 48     $556,000,000          None           None
David F. Randell             48     $556,000,000          None           None
Patrick Scott Wallace        48     $556,000,000          None           None



--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                       Number of    Assets of
                        Total           Total          Other        Other
                        Number of       Assets         Accounts     Accounts
                        Other           of Other       Managed with with
                        Accounts        Accounts       Performance- Performance-
Portfolio Manager       Managed         Managed        based Fees   based Fees
--------------------------------------------------------------------------------


Joseph R. Elegante      33,097,000,000  $16,812,000,000   4        $418,000,000
Jason P. Ley            33,097,000,000  $16,812,000,000   4        $418,000,000
David F. Randell        33,097,000,000  $16,812,000,000   4        $418,000,000
Patrick Scott Wallace   33,097,000,000  $16,812,000,000   4        $418,000,000


ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
-------------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Investment Team. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals(6) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

--------
(6) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2010 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(7)
                ---------------------------------------------

                  Bruce K. Aronow                      None(8)
                  N. Kumar Kirpalani                   None
                  Samantha S. Lau                      None
                  Wen-Tse Tseng                        None(9)


--------

(7) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(8) For information presented as of the fiscal year ended July 31, 2010, with respect to Mr. Aronow, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.

(9) For information presented as of the fiscal year ended July 31, 2010, with respect to Mr. Tseng, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.



            As of July 31, 2010, employees of the Adviser had approximately $3,385,961 invested in shares of the Fund and approximately $295,351,554 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Bruce K. Aronow             46      2,706,000,000       None            None
N. Kumar Kirpalani          43      1,986,000,000       None            None
Samantha S. Lau             43      1,986,000,000       None            None
Wen-Tse Tseng               43      1,986,000,000       None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Bruce K. Aronow             51      $85,000,000          None           None
N. Kumar Kirpalani          50      $84,000,000          None           None
Samantha S. Lau             50      $84,000,000          None           None
Wen-Tse Tseng               50      $84,000,000          None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Bruce K. Aronow            28       $1,797,000,000       3          $316,000,000
N. Kumar Kirpalani         23       $1,350,000,000       3          $316,000,000
Samantha S. Lau            23       $1,350,000,000       3          $316,000,000
Wen-Tse Tseng              23       $1,350,000,000       3          $316,000,000


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals(10) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------

(10) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2010 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(11)
                ---------------------------------------------

                  Bruce K. Aronow                       None
                  N. Kumar Kirpalani                    None
                  Samantha S. Lau                       None
                  Wen-Tse Tseng                         None

--------
(11) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

            As of July 31, 2010, employees of the Adviser had approximately $4,450,992 invested in shares of the Fund and approximately $295,351,554 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Bruce K. Aronow             46      $2,722,000,000       None           None
N. Kumar Kirpalani          43      $2,002,000,000       None           None
Samantha S. Lau             43      $2,002,000,000       None           None
Wen-Tse Tseng               43      $2,002,000,000       None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Bruce K. Aronow             51      $85,000,000          None           None
N. Kumar Kirpalani          50      $84,000,000          None           None
Samantha S. Lau             50      $84,000,000          None           None
Wen-Tse Tseng               50      $84,000,000          None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Bruce K. Aronow            28       $1,797,000,000       3          $316,000,000
N. Kumar Kirpalani         23       $1,350,000,000       3          $316,000,000
Samantha S. Lau            23       $1,350,000,000       3          $316,000,000
Wen-Tse Tseng              23       $1,350,000,000       3          $316,000,000




ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
---------------------------------------------------

            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Strategic Research Portfolio Oversight Group. Joseph G. Carson, Amy P. Raskin, Catherine D. Wood and Vadim Zlotnikov are the investment professionals(12) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

--------
(12) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2010 are set forth below.

               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
               ---------------------------------------------

                  Joseph G. Carson                      None
                  Amy P. Raskin                         None
                  Catherine D. Wood                     None
                  Vadim Zlotnikov                       None

            As of June 30, 2010, employees of the Adviser had approximately $283,963,780 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2010.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson             5      $2,330,000,000       None           None
Amy P. Raskin                5      $2,330,000,000       None           None
Catherine D. Wood            7      $2,992,000,000       None           None
Vadim Zlotnikov             77      $9,039,000,000       None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Joseph G. Carson            46      $3,215,000,000       None           None
Amy P. Raskin               46      $3,215,000,000       None           None
Catherine D. Wood           46      $3,215,000,000       None           None
Vadim Zlotnikov            172      $9,742,000,000        7         $324,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Joseph G. Carson           137         $560,000,000      None           None
Amy P. Raskin              137         $560,000,000      None           None
Catherine D. Wood          142         $978,000,000      None           None
Vadim Zlotnikov            396      $17,142,000,000      None           None


ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
---------------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Thematic Growth Portfolio Oversight Group. Joseph G. Carson, Amy P. Raskin, Catherine D. Wood and Vadim Zlotnikov are the investment professionals(13) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------

(13) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.



            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2010 are set forth below.



                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(14)
                 ---------------------------------------------

                  Joseph G. Carson                   None
                  Amy P. Raskin                      None
                  Catherine D. Wood             Over $1,000,000
                  Vadim Zlotnikov               50,001-$100,000

--------
(14) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

            As of July 31, 2010, employees of the Adviser had approximately $9,652,377 invested in shares of the Fund and approximately $295,351,554 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Joseph G. Carson           3          $184,000,000       None           None
Amy P. Raskin              3          $184,000,000       None           None
Catherine D. Wood          5          $883,000,000       None           None
Vadim Zlotnikov           None      $7,394,000,000       None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Joseph G. Carson            46      $3,352,000,000       None           None
Amy P. Raskin               46      $3,352,000,000       None           None
Catherine D. Wood           46      $3,352,000,000       None           None
Vadim Zlotnikov            172      $10,378,000,000      None           None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                      Total                        Other          Other
                      Number of                    Accounts       Accounts
                      Other       Total Assets of  Managed with   with
                      Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager     Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Joseph G. Carson         132        $602,000,000       None            None
Amy P. Raskin            132        $602,000,000       None            None
Catherine D. Wood        137      $1,050,000,000       None            None
Vadim Zlotnikov           30      $2,867,000,000        30        $2,867,000,000


ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Portfolio Oversight Group. William A. Johnston, Steven Nussbaum, David G. Robinson, Jane E. Schneirov, Paul Vogel and Janet A. Walsh are the investment professionals(15) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------

(15) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.



            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2010 are set forth below.


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(16)
                 ---------------------------------------------


                  William A. Johnston                 None
                  Steven Nussbaum                     None(17)
                  David G. Robinson                   None
                  Jane E. Schneirov                   None
                  Paul Vogel                          None(18)
                  Janet A. Walsh                      None(19)


--------

(16) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(17) For information presented as of the fiscal year ended June 30, 2010, with respect to Dr. Nussbaum, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $100,001-$500,000.

(18) For information presented as of the fiscal year ended June 30, 2010, with respect to Mr. Vogel, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $50,001-$100,000.

(19) For information presented as of the fiscal year ended June 30, 2010, with respect to Ms. Walsh, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $50,001-$100,000.




            As of June 30, 2010, employees of the Adviser had approximately $9,506,906 invested in shares of the Fund and approximately $283,963,800 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


William A. Johnston          8      $2,208,000,000       None            None
Steven Nussbaum              3        $414,000,000       None            None
David G. Robinson            3        $414,000,000       None            None
Jane E. Schneirov            3        $414,000,000       None            None
Paul Vogel                   3        $414,000,000       None            None
Janet A. Walsh               3        $414,000,000       None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


William A. Johnston         46      $4,866,000,000       7          $332,000,000
Steven Nussbaum             41      $4,791,000,000       6          $324,000,000
David Robinson              41      $4,791,000,000       6          $324,000,000
Jane E. Schneirov           41      $4,791,000,000       6          $324,000,000
Paul Vogel                  41      $4,791,000,000       6          $324,000,000
Janet A. Walsh              41      $4,791,000,000       6          $324,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                      Total                        Other          Other
                      Number of                    Accounts       Accounts
                      Other       Total Assets of  Managed with   with
                      Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager     Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


William A. Johnston      232      $12,637,000,000      32         $1,361,000,000
Steven Nussbaum          200      $10,356,000,000      26           $887,000,000
David Robinson           200      $10,356,000,000      26           $887,000,000
Jane E. Schneirov        200      $10,356,000,000      26           $887,000,000
Paul Vogel               200      $10,356,000,000      26           $887,000,000
Janet A. Walsh           200      $10,356,000,000      26           $887,000,000


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
-------------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's International Growth senior sector analysts with oversight by the Adviser's International Growth Portfolio Oversight Group. Gregory D. Eckersley and Christopher M. Toub are the investment professionals(20) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------

(20) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.



            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2010 are set forth below.



                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(21)
                 ---------------------------------------------

                  Gregory D. Eckersley             None(22)
                  Christopher M. Toub        $100,001-$500,000(23)


--------

(21) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(22) For information presented as of the fiscal year ended June 30, 2010, with respect to Mr. Eckersley, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $10,001-$50,000.

(23) For information presented as of the fiscal year ended June 30, 2010, with respect to Mr. Toub, if unvested shares awarded for calendar years prior to 2009 under the Plan were included, the range would be $500,001-$1,000,000.



            As of June 30, 2010, employees of the Adviser had approximately $10,950,470 invested in shares of the Fund and approximately $283,963,780 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Gregory D. Eckersley        61      $5,154,000,000       None            None
Christopher M. Toub         61      $5,154,000,000       None            None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Gregory D. Eckersley       129      $6,561,000,000        7         $324,000,000
Christopher M. Toub        134      $6,639,000,000        7         $324,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                      Total                        Other          Other
                      Number of                    Accounts       Accounts
                      Other       Total Assets of  Managed with   with
                      Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager     Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Gregory D. Eckersley     267      $15,982,000,000      32         $1,987,000,000
Christopher M. Toub      279      $16,320,000,000      35         $2,088,000,000


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
----------------------------------------


            The management of, and investment decisions for, the Fund's portfolio are made by the Hong Kong Growth/China Portfolio Oversight Group. Stephen Beinhacker, Richard Chow and Vernon Yu are the investment professionals(25) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.


--------

(25) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.



            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2010 are set forth below:


                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND


                  Stephen Beinhacker                      None
                  Richard Chow                            None
                  Vernon Yu                               None

            As of July 31, 2010, employees of the Adviser had approximately $295,351,544 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2010.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Stephen Beinhacker         60       $35,993,000,000       None          None
Richard Chow                5        $1,169,000,000       None          None
Vernon Yu                   0             None            None          None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Stephen Beinhacker         99       $4,609,000,000       2          $28,000,000
Richard Chow               13       $2,712,000,000       1          $28,000,000
Vernon Yu                   3          $12,000,000     None              None


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                  Total
                                                   Number of      Assets of
                      Total                        Other          Other
                      Number of                    Accounts       Accounts
                      Other       Total Assets of  Managed with   with
                      Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager     Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Stephen Beinhacker       58       $7,057,000,000        7         $2,177,000,000
Richard Chow             11       $2,326,000,000        4         $1,384,000,000
Vernon Yu                 2         $343,000,000        1           $307,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Fund holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.


Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


            (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser's publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

Consultant to the Adviser
-------------------------

            With respect to Greater China, AllianceBernstein Hong Kong Limited (formerly New Alliance Asset Management (Asia Limited), a wholly-owned subsidiary of the Adviser), will provide the Adviser with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, AllianceBernstein Hong Kong Limited has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups.

Board of Directors Information
------------------------------


            The business and affairs of each Fund are managed under the direction of the Boards, which are comprised of the same Directors/Trustees ("Directors") for all Funds except for Greater China. Certain information concerning the Directors of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, Global Growth and International Growth is set forth below.


                                                                             OTHER
                                                                             PUBLIC
                                                                             COMPANY
                                                             PORTFOLIOS      DIRECTOR-
                                                             IN FUND         SHIPS HELD
                                                             COMPLEX         BY TRUSTEE
NAME, ADDRESS,                     PRINCIPAL OCCUPATION(S)   OVERSEEN        OR DIRECTOR
AND AGE                            DURING PAST FIVE          BY TRUSTEE      IN THE PAST
(YEAR ELECTED**)                   YEARS OR LONGER           OR DIRECTOR     FIVE YEARS
---------------                    -----------------------   -----------     ----------


INDEPENDENT DIRECTORS

Chairman of the Board

William H. Foulk, Jr., #, +        Investment Adviser and an    97           None
78                                 Independent Consultant
(1992 - Large Cap Growth,          since prior to 2005.
Small/Mid Cap Growth, Small        Previously, he was Senior
Cap Growth, Global Thematic        Manager of Barrett
Growth)                            Associates, Inc., a
(1994 - International Growth)      registered investment
(1998 - Growth Fund)               adviser. He was formerly
(2002 - Global Growth)             Deputy Comptroller and
(2009 - U.S. Strategic Research)   Chief Investment Officer
                                   of the State of New York
                                   and, prior thereto, Chief
                                   Investment Officer of the
                                   New York Bank for
                                   Savings. He has served as
                                   a director or trustee of
                                   various AllianceBernstein
                                   Funds since 1983 and has
                                   been Chairman of the
                                   AllianceBernstein Funds
                                   and of the Independent
                                   Directors Committee of
                                   such Funds since 2003.

John H. Dobkin, #                  Independent Consultant       95           None
68                                 since prior to 2005.
(1992 - Large Cap Growth,          Formerly, President of
Small/Mid Cap Growth)              Save Venice, Inc.
(1994 - Small Cap Growth,          (preservation
International Growth)              organization) from
(1999 - Growth Fund)               2001-2002, Senior Advisor
(2002 - Global Growth)             from June 1999-June 2000
(2005 - Global Thematic Growth)    and President of Historic
(2009 - U.S. Strategic Research)   Hudson Valley (historic
                                   preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of
                                   the National Academy of
                                   Design. He has served as
                                   a director or trustee of
                                   various AllianceBernstein
                                   Funds since 1992.

Michael J. Downey, #               Private Investor since       95           Asia Pacific Fund,
66                                 prior to 2005. Formerly,                  Inc. and The
(2005 - Growth Fund, Large Cap     managing partner of                       Merger Fund since
Growth, Small/Mid Cap Growth,      Lexington Capital, LLC                    prior to 2005 and
Small Cap Growth, Global           (investment advisory                      Prospect Acquisition
Thematic, Global Growth,           firm) from December 1997                  Corp. (financial
International Growth)              until December 2003. From                 services) since 2007
(2009 - U.S. Strategic Research)   1987 until 1993, Chairman                 until 2009
                                   and CEO of Prudential
                                   Mutual Fund Management,
                                   director of the
                                   Prudential Mutual Funds
                                   and member of the
                                   Executive Committee of
                                   Prudential Securities
                                   Inc. He has served as a
                                   director or trustee of
                                   the AllianceBernstein
                                   Funds since 2005.

D. James Guzy, #                   Chairman of the Board of     95           Cirrus Logic
74                                 PLX Technology                            Corporation (semi-
(1982 - Global Thematic Growth)    (semi-conductors) and of                  conductors) and PLX
(2005 - Growth Fund, Large Cap     SRC Computers Inc., with                  Technology, Inc.
Growth, Small/Mid Cap Growth,      which he has been                         (semi-conductors)
Small Cap Growth, Global Growth,   associated since prior to                 since prior to 2005
International Growth)              2005. He was a Director                   and Intel Corporation
(2009 - U.S. Strategic Research)   of Intel Corporation                      (semi-conductors)
                                   (semi-conductors) from                    since prior to 2005
                                   1969 until 2008, and                      until 2008
                                   served as Chairman of the
                                   Finance Committee of such
                                   company for several years
                                   until May 2008. He has
                                   served as a director or
                                   trustee of one or more of
                                   the AllianceBernstein
                                   Funds since 1982.

Nancy P. Jacklin, #, ++            Professorial Lecturer at     95           None
62                                 the Johns Hopkins School
(2006 - Growth Fund, Large Cap     of Advanced International
Growth, Small/Mid Cap Growth,      Studies since 2008.
Small Cap Growth, Global           Formerly, U.S. Executive
Thematic, Global Growth,           Director of the
International Growth)              International Monetary
(2009 - U.S. Strategic Research)   Fund (December 2002-May
                                   2006); Partner, Clifford
                                   Chance (1992-2002);
                                   Sector Counsel,
                                   International Banking and
                                   Finance, and Associate
                                   General Counsel, Citicorp
                                   (1985-1992); Assistant
                                   General Counsel
                                   (International), Federal
                                   Reserve Board of
                                   Governors (1982-1985);
                                   and Attorney Advisor,
                                   U.S. Department of the
                                   Treasury (1973-1982).
                                   Member of the Bar of the
                                   District of Columbia and
                                   of New York; and member
                                   of the Council on Foreign
                                   Relations. She has served
                                   as a director or trustee
                                   of the AllianceBernstein
                                   Funds since 2006.

Garry L. Moody, #                  Independent Consultant.      92           None
58                                 Formerly, Partner,
(2008 - Growth Fund, Large Cap     Deloitte & Touche LLP
Growth, Small/Mid Cap Growth,      (1995-2008) where he held
Small Cap Growth, Global           a number of senior
Thematic, Global Growth,           positions, including Vice
International Growth)              Chairman, and U.S. and
(2009 - U.S. Strategic Research)   Global Investment
                                   Management Practice
                                   Managing Partner;
                                   President, Fidelity
                                   Accounting and Custody
                                   Services Company
                                   (1993-1995); and Partner,
                                   Ernst & Young LLP
                                   (1975-1993), where he
                                   served as the National
                                   Director of Mutual Fund
                                   Tax Services. He has
                                   served as a director or
                                   trustee, and as Chairman
                                   of the Audit Committee,
                                   of most of the
                                   AllianceBernstein Funds
                                   since 2008.

Marshall C. Turner, Jr., #         Private Investor since       95           Xilinx, Inc.
69                                 prior to 2005. Interim                    (programmable logic
(1992 - Global Thematic Growth)    CEO of MEMC Electronic                    semi-conductors) and
(2005 - Growth Fund, Large Cap     Materials, Inc.                           MEMC Electronic
Growth, Small/Mid Cap Growth,      (semi-conductor and solar                 Materials, Inc. (semi-
Small Cap Growth, Global Growth,   cell substrates) from                     conductor and solar
International Growth )             November 2008 until March                 cell substrates) since
(2009 - U.S. Strategic Research)   2009. He was Chairman and                 prior to 2005
                                   CEO of Dupont Photomasks,
                                   Inc. (components of
                                   semi-conductor
                                   manufacturing),
                                   2003-2005, and President
                                   and CEO, 2005-2006, after
                                   the company was acquired
                                   and renamed Toppan
                                   Photomasks, Inc. He has
                                   served as a director or
                                   trustee of one or more of
                                   the AllianceBernstein
                                   Funds since 1992.

Earl D. Weiner, #                  Of Counsel, and Partner      95           None
71                                 prior to January 2007, of
(2007 - Growth Fund, Large Cap     the law firm Sullivan &
Growth, Small/Mid Cap Growth,      Cromwell LLP and member
Small Cap Growth, Global           of ABA Federal Regulation
Thematic, Global Growth,           of Securities Committee
International Growth)              Task Force to draft
(2009 - U.S. Strategic Research)   editions of the Fund
                                   Director's Guidebook. He
                                   has served as a director
                                   or trustee of the
                                   AllianceBernstein Funds
                                   since 2007 and is
                                   Chairman of the
                                   Governance and Nominating
                                   Committees of most of the
                                   Funds.

Certain information concerning the Directors of Greater China is set forth below.


                                                                     OTHER
                                                                     PUBLIC
                                                                     COMPANY
                                                        PORTFOLIOS   DIRECTOR-
                                                        IN FUND      SHIPS HELD
NAME, ADDRESS,                PRINCIPAL OCCUPATION(S)   COMPLEX      BY DIRECTOR
AND AGE                       DURING PAST FIVE          OVERSEEN     IN THE PAST
(YEAR ELECTED**)              YEARS OR LONGER           OR DIRECTOR  FIVE YEARS
---------------               -----------------------   -----------  ----------

INDEPENDENT DIRECTORS

Chairman of the Board

William H. Foulk, Jr., #, +   See above.                   97        None
78
(1998)

David H. Dievler, #           Independent Consultant.      1         None
81                            Until December 1994,
(1997)                        Senior Vice President of
                              AllianceBernstein
                              Corporation ("AB Corp."),
                              (formerly, Alliance
                              Capital Management
                              Corporation) responsible
                              for mutual fund
                              administration. Prior to
                              joining AB Corp. in 1984,
                              he was Chief Financial
                              Officer of Eberstadt
                              Asset Management since
                              1968. Prior to that, he
                              was a Senior Manager at
                              Price Waterhouse & Co.
                              Member of American
                              Institute of Certified
                              Public Accountants
                              since 1953.

Garry L. Moody, #             See above.                   92        None
58
(2008)


--------


* The address for each of the Fund's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Funds' Directors.
+     Member of the Fair Value Pricing Committee.
++ Member of the Fair Value Pricing Committee for the AllianceBernstein Growth Fund only.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.




            The management of the business and affairs of each Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of each Fund's Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            Each Fund's Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board of each Fund has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, each Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as trustee or director of the Fund, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dievler has experience in the investment advisory business and fund accounting and as a director of the AllianceBernstein Funds for many years; Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. Each Fund's Board is responsible for oversight of that Fund. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. Each Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of that Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that a Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to a Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. Each Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of a Board's general oversight of a Fund's investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Fund's Senior Officer (who is also a Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

            Not all risks that may affect a Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors a Fund's ability to manage risk is subject to substantial limitations.


            Each Fund's Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China each met three times during the Funds' most recently completed fiscal year. The Audit Committee of U.S. Strategic Research met twice during the Fund's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China each met four times during the Funds' most recently completed fiscal year. The Governance and Nominating Committee of U.S. Strategic Research met twice during the Fund's most recently completed fiscal year.


            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as an Independent Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, Global Growth, International Growth and Greater China did not meet during the Funds' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth, and Greater China each met seven times during the Funds' most recently completed fiscal year. The Independent Directors Committee of U.S. Strategic Research met three times during the Fund's most recently completed fiscal year.


            The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


ALLIANCEBERNSTEIN GROWTH FUND
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND




                          DOLLAR RANGE    DOLLAR RANGE      DOLLAR RANGE       DOLLAR RANGE
                          OF EQUITY       OF EQUITY         OF EQUITY          OF EQUITY
                          SECURITIES IN   SECURITIES IN     SECURITIES IN      SECURITIES IN
                          THE GROWTH      LARGE CAP         SMALL/MID CAP      SMALL CAP
                          FUND AS OF      GROWTH AS OF      GROWTH AS OF       GROWTH AS OF
                          DECEMBER 31,    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                          2009            2009              2009               2009
                          -------------   -------------     -------------      -------------
John H. Dobkin               None         Over $100,000     $10,001-$50,000    $10,001-$50,000
Michael J. Downey            None              None         $10,001-$50,000         None
William H. Foulk, Jr.        $1-$10,000   $10,001-$50,000   $1-$10,000         $10,001-$50,000
D. James Guzy                None              None              None               None
Nancy P. Jacklin             None         $10,001-$50,000        None               None
Garry L. Moody               None         $10,001-$50,000   $10,001-$50,000         None
Marshall C. Turner, Jr.      None              None         $50,001-$100,000        None
Earl D. Weiner               None         $1-$10,000        $1-$10,000              None




                                                                                      DOLLAR RANGE
                          DOLLAR RANGE        DOLLAR RANGE        DOLLAR RANGE        OF EQUITY
                          OF EQUITY           OF EQUITY           OF EQUITY           SECURITIES IN
                          SECURITIES IN       SECURITIES IN       SECURITIES IN       INTERNATIONAL
                          STRATEGIC           GLOBAL THEMATIC     GLOBAL GROWTH       GROWTH
                          RESEARCH AS OF      GROWTH AS OF        AS OF               AS OF
                          DECEMBER 31, 2009   DECEMBER 31, 2009   DECEMBER 31, 2009   DECEMBER 31, 2009
                          -----------------   -----------------   -----------------   -----------------
John H. Dobkin                  None          $10,001-$50,000          None            $10,001-$50,000
Michael J. Downey               None               None                None                 None
William H. Foulk, Jr.           None          $10,001-$50,000          None            $10,001-$50,000
D. James Guzy                   None          $50,001-$100,000         None                 None
Nancy P. Jacklin                None               None                None                 None
Garry L. Moody                  None          $10,001-$50,000          None                 None
Marshall C. Turner, Jr.         None          $50,001-$100,000         None                 None
Earl D. Weiner                  None               None                None            $10,001-$50,000

                                     AGGREGATE DOLLAR
                                     RANGE OF EQUITY
                                     SECURITIES IN THE
                                     ALLIANCEBERNSTEIN
                                     FUND COMPLEX AS OF
                                     DECEMBER 31, 2009
                                     -----------------

John H. Dobkin                       Over $100,000
Michael J. Downey                    Over $100,000
William H. Foulk, Jr.                Over $100,000
D. James Guzy                        Over $100,000
Nancy P. Jacklin                     Over $100,000
Garry L. Moody                       Over $100,000
Marshall C. Turner, Jr.              Over $100,000
Earl D. Weiner                       Over $100,000



ALLIANCEBERNSTEIN GREATER CHINA '97 FUND



                                                  AGGREGATE DOLLAR RANGE OF
                        DOLLAR RANGE OF EQUITY    EQUITY SECURITIES IN THE
                        SECURITIES IN             ALLIANCEBERNSTEIN FUND
                        THE FUND AS OF            COMPLEX AS OF
                        DECEMBER 31, 2009         DECEMBER 31, 2009
                        -----------------         -----------------

William H. Foulk, Jr.      None                    Over $100,000
David H. Dievler           None                    Over $100,000
Garry L. Moody             $10,001-$50,000         Over $100,000


Officer Information
-------------------

            Certain information concerning each Fund's officers is set forth below.


NAME, ADDRESS,*           POSITION(S)             PRINCIPAL OCCUPATION
AND AGE                   HELD WITH FUND          DURING PAST FIVE YEARS
--------------            --------------          -----------------------------

All Funds
---------

Robert M. Keith,**        President and Chief     Senior Vice President of the
50                        Executive Officer       Adviser** and head of
                                                  AllianceBernstein Investments,
                                                  Inc. ("ABI")** since July
                                                  2008; Director of ABI and
                                                  President of the
                                                  AllianceBernstein Mutual
                                                  Funds. Previously, he served
                                                  as Executive Managing Director
                                                  of ABI from December 2006 to
                                                  June 2008. Prior to joining
                                                  ABI in 2006, Executive
                                                  Managing Director of Bernstein
                                                  Global Wealth Management, and
                                                  prior thereto, Senior Managing
                                                  Director and Global Head of
                                                  Client Service and Sales of
                                                  the Adviser's institutional
                                                  investment management business
                                                  since 2004. Prior thereto,
                                                  Managing Director and Head of
                                                  North American Client Service
                                                  and Sales in the Adviser's
                                                  institutional investment
                                                  management business, with
                                                  which he had been associated
                                                  since prior to 2004.

Philip L. Kirstein,       Senior Vice President   Senior Vice President and
65                        and Independent         Independent Compliance Officer
                          Compliance Officer      of the AllianceBernstein
                                                  Funds, with which he has been
                                                  associated since October 2004.
                                                  Prior thereto, he was Of
                                                  Counsel to Kirkpatrick &
                                                  Lockhart, LLP from October
                                                  2003 to October 2004, and
                                                  General Counsel of Merrill
                                                  Lynch Investment Managers,
                                                  L.P. since prior to March
                                                  2003.

Emilie D. Wrapp,          Secretary               Senior Vice President,
54                                                Assistant General Counsel and
                                                  Assistant Secretary of ABI,**
                                                  with which she has been
                                                  associated since prior to
                                                  2005.

Joseph J. Mantineo,       Treasurer and Chief     Senior Vice President of
51                        Financial Officer       ABIS,** with which he has been
                                                  associated since prior to
                                                  2005.

Other Officers
--------------

Growth Fund
-----------

William D. Baird,         Vice President          Senior Vice President of the
41                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Maxwell M. Burns,         Vice President          Vice President of the
46                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Frank V. Caruso,          Vice President          Senior Vice President of the
54                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

John H. Fogarty,          Vice President          Senior Vice President of the
40                                                Adviser** since 2006. Prior
                                                  thereto he was a hedge fund
                                                  manager at Dialectic Capital
                                                  and Vardon Partners since
                                                  prior to 2005.

Komal Misra,              Vice President          Senior Vice President of the
43                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Amy P. Raskin             Vice President          Senior Vice President of the
39                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Pamela Tublin-Cook,       Vice President          Vice President of the
38                                                Adviser** since 2005. Prior
                                                  thereto, she was a director in
                                                  the large capitalization
                                                  biotechnology group at UBS
                                                  since prior to 2005.

David Wheeler,            Vice President          Vice President of the
44                                                Adviser** since 2008. Prior
                                                  thereto, he was the senior
                                                  energy research analyst at
                                                  Neuberger Berman since prior
                                                  to 2005.

Douglas M. Wagner         Vice President          Vice President of the
44                                                Adviser** since 2005. Prior
                                                  thereto, he was the Assistant
                                                  Director of Research at FAF
                                                  Asvisors since prior to 2005.

Vadim Zlotnikov,          Vice President          Senior Vice President of the
48                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Phyllis J. Clarke,        Controller              Vice President of ABIS,** with
49                                                which she has been associated
                                                  since prior to 2005.

Large Cap Growth
----------------

Joseph R. Elegante,       Vice President          Senior Vice President of the
39                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Jason P. Ley,             Vice President          Senior Vice President of the
40                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

David F. Randell,         Vice President          Senior Vice President of the
46                                                Adviser** since 2007. Prior
                                                  thereto, he was a principal
                                                  and member of the Investment
                                                  Committee of GTCR Golder
                                                  Rauner LLC, a private equity
                                                  firm, since prior to 2005.

Patrick Scott Wallace,    Vice President          Senior Vice President of the
46                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Phyllis J. Clarke,        Controller              See above.
49

Small/Mid Cap Growth
--------------------

Bruce K. Aronow,          Vice President          Senior Vice President of the
44                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

N. Kumar Kirpalani,       Vice President          Senior Vice President of the
56                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Samantha S. Lau,          Vice President          Senior Vice President of the
38                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Wen-Tse Tseng,            Vice President          Vice President of the
44                                                Adviser,** with which he has
                                                  been associated since March
                                                  2006. Prior thereto, he was
                                                  the healthcare-sector
                                                  portfolio manager for the
                                                  small-cap growth team at
                                                  William D. Witter since prior
                                                  to 2005.

Stephen Woetzel,          Controller              Vice President of ABIS,** with
38                                                which he has been associated
                                                  since prior to 2005.

Small Cap Growth
----------------

Bruce K. Aronow,          Senior Vice President   See above.
44

N. Kumar Kirpalani,       Vice President          See above.
56

Samantha S. Lau,          Vice President          See above.
38

Wen-Tse Tseng,            Vice President          See above.
44

Phyllis J. Clarke,        Controller              See above.
49

U.S. Strategic Research
-----------------------

Joseph G. Carson,         Vice President          Senior Vice President of the
58                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Amy P. Raskin,            Vice President          Senior Vice President of the
39                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Catherine D. Wood,        Vice President          Senior Vice President of the
54                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Vadim Zlotnikov,          Vice President          See above.
48

Phyllis J. Clarke,        Controller              See above.
49

Global Thematic Growth
----------------------

Joseph G. Carson,         Vice President          See above.
58

Amy P. Raskin,            Vice President          See above.
39

Catherine D. Wood,        Vice President          See above.
54

Vadim Zlotnikov,          Vice President          See above.
48

Phyllis J. Clarke,        Controller              See above.
49

Global Growth
-------------

William A. Johnston,      Vice President          Senior Vice President of
49                                                AllianceBernstein Limited
                                                  ("ABL")** and Vice President
                                                  of the Adviser,** with which
                                                  he has been associated since
                                                  prior to 2005.

Steven Nussbaum,          Senior Vice President   Senior Vice President of the
46                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

David G. Robinson,        Vice President          Senior Vice President of ABL
39                                                and Senior Vice President of
                                                  the Adviser,** with which he
                                                  has been associated since
                                                  prior to 2005.

James Ross,               Vice President          Senior Vice President of
50                                                ABL,** with which he has been
                                                  associated since prior to
                                                  2005.

Jane E. Schneirov,        Vice President          Senior Vice President of the
40                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Christopher M. Toub,      Vice President          Senior Vice President of the
51                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Paul J. Vogel,            Vice President          Senior Vice President of the
37                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Janet A. Walsh,           Vice President          Senior Vice President of the
48                                                Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Stephen Woetzel,          Controller              See above.
38

International Growth
--------------------

Olalekan A. Akinyanmi,    Vice President          Vice President of the
39                                                Adviser** since May 2006.
                                                  Prior thereto, he was an
                                                  Associate Director at UBS
                                                  Investment Research, covering
                                                  the oil services industry
                                                  since prior to 2005.

Isabel Buccellati,        Vice President          Vice President of ABL** and
41                                                Vice President of the
                                                  Adviser,** with which she has
                                                  been associated since prior to
                                                  2005.

Gregory D. Eckersley,     Vice President          Senior Vice President of the
46                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

William A. Johnston,      Vice President          See above.
49

Michele Patri,            Vice President          Senior Vice President of
47                                                ABL,** and Vice President of
                                                  the Adviser,** with which he
                                                  has been associated since
                                                  prior to 2005.

Jane E. Schneirov,        Vice President          See above.
40

Tassos M. Stassopoulos,   Vice President          Vice President of the
42                                                Adviser** since November 2007.
                                                  Prior thereto, he was a
                                                  Managing Director since 2005
                                                  and a senior analyst and
                                                  sector head for Pan European
                                                  Travel and Leisure coverage at
                                                  Credit Suisse since prior to
                                                  2005.

Christopher M. Toub,      Vice President          See above.
51

Phyllis J. Clarke,        Controller              See above.
49

Greater China
-------------

Stephen M. Beinhacker,    Vice President          Senior Vice President of the
46                                                Adviser,** with which he has
                                                  been associated since prior to
                                                  2005.

Richard Chow,             Vice President          Senior Vice President of
39                                                AllianceBernstein Limited
                                                  Shanghai,** and Vice President
                                                  of the Adviser,** with which
                                                  he has been associated since
                                                  prior to 2005.

Vernon K. Yu,             Vice President          Vice President of the
41                                                Adviser,** and Research
                                                  Analyst of AllianceBernstein
                                                  Hong Kong Limited,** since
                                                  January 2005. Prior thereto,
                                                  he was a Senior Investment
                                                  Manager with HSBC Asset
                                                  Management since prior to
                                                  2005.

Stephen Woetzel,          Controller              See above.
38


--------


* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
** The Adviser, ABI, ABIS, ABL, AllianceBernstein Hong Kong Limited and AllianceBernstein Limited Shanghai are affiliates of the Funds.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2010 or July 31, 2010, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2009 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees or Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees or Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

ALLIANCEBERNSTEIN GROWTH FUND
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


                          Aggregate         Aggregate        Aggregate
                          Compensation      Compensation     Compensation    Aggregate
Name of Trustee or        from the Growth   from Large Cap   from Small/     Compensation from
Director                  Fund              Growth           Mid Cap Growth  Small Cap Growth
------------------        ---------------   --------------   --------------  -----------------


John H. Dobkin             $5,617            $5,617           $5,617         $4,202
Michael J. Downey          $5,617            $5,617           $5,617         $4,202
William H. Foulk, Jr.     $10,573           $10,573           $10,573        $7,911
D. James Guzy              $5,617            $5,617           $5,617         $4,202
Nancy P. Jacklin           $5,617            $5,617           $5,617         $4,202
Garry L. Moody             $6,431            $6,431           $6,431         $4,811
Marshall C. Turner, Jr.    $5,617            $5,617           $5,617         $4,202
Earl D. Weiner             $6,044            $6,044           $6,044         $4,521





                          Aggregate      Aggregate
                          Compensation   Compensation   Aggregate      Aggregate
                          from U.S.      from Global    Compensation   Compensatio from
Name of Trustee or        Strategic      Thematic       from Global    International
Directors                 Research       Growth         Growth         Growth
------------------        ------------   ------------   ------------   ----------------
John H. Dobkin            $1,415          $5,617        $5,617          $5,617
Michael J. Downey         $1,415          $5,617        $5,617          $5,617
William H. Foulk, Jr.     $2,660         $10,573        $10,573        $10,573
D. James Guzy             $1,415          $5,617        $5,617          $5,617
Nancy P. Jacklin          $1,415          $5,617        $5,617          $5,617
Garry L. Moody            $1,620          $6,431        $6,431          $6,431
Marshall C. Turner, Jr.   $1,415          $5,617        $5,617          $5,617
Earl D. Weiner            $1,522          $6,044        $6,044          $6,044




                                                                           Total Number of
                                                                           Investment Portfolios
                                                Total Number of            within the
                                                Investment Companies       AllianceBernstein
                          Total Compensation    in the AllianceBernstein   Fund Complex,
                          From the              Fund Complex, Including    Including the Fund,
                          AllianceBernstein     the Funds, as to which     as to which the
Name of Trustee           Fund Complex,         the Trustees or Director   Trustees is a
or Director               Including the Funds   is a Director or Trustee   Director or Trustee
----------------          -------------------   ------------------------   ---------------------
John H. Dobkin               $242,200                     32                      95
Michael J. Downey            $241,000                     32                      95
William H. Foulk, Jr.        $484,400                     34                      97
D. James Guzy                $241,000                     32                      95
Nancy P. Jacklin             $242,200                     32                      95
Garry L. Moody               $270,200                     31                      92
Marshall C. Turner, Jr.      $242,200                     32                      95
Earl D. Weiner               $260,200                     32                      95

            As of October 4, 2010, the Directors and officers of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, Global Growth, and International Growth as a group owned less than 1% of the shares of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research, Global Thematic Growth, Global Growth, and International Growth, respectively.


ALLIANCEBERNSTEIN GREATER CHINA '97 FUND


                                                                                          Total Number of
                                                                                          Investment Portfolios
                                                               Total Number of            within the
                                                               Investment Companies       AllianceBernstein
                                         Total Compensation    in the AllianceBernstein   Fund Complex,
                                         From the              Fund Complex, Including    Including the Fund,
                      Aggregate          AllianceBernstein     the Fund, as to which      as to which the
                      Compensation from  Fund Complex,         the Director is a          Director is a
Name of Director      Greater China      Including the Fund    Director or Trustee        Director or Trustee
----------------      -----------------  -------------------   ---------------------      ---------------------
William H. Foulk, Jr.      $10,573              $484,400                   34                   97
David H. Dievler            $4,000                $4,000                    1                    1
Garry L. Moody              $6,431              $270,200                   31                   92



            As of October 4, 2010, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

            In addition to the payments to the Adviser under the Advisory Agreement described above, the Funds pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Fund's custodian, (i) compensation of the Fund's officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Arrangements
----------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, and for all Funds except for Greater China, its Class R shares and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


            During the fiscal year ended July 31, 2010 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth Fund with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $1,558,757, $3,344,269, $798,934, $425,170, $2,640,564, $129,441,
$360, $12,999 and $3,544,040, respectively, which constituted .30%, .30%, .23%,
..27%, .30%, .30%, .30%, .30% and .30%, annually, of the respective Fund's aggregate average daily net assets attributable to Class A shares during the fiscal year. The Adviser made payments from its own resources aggregating $187,551, $678,707, $189,594, $99,968, $571,312, $326,097, $24,099, $29,779 and
$923,030, respectively.

            For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:





      Category of                                                                                      Global Thematic
        Expense          Growth Fund        Large Cap Growth     Small/Mid Cap       Small Cap Growth  Growth
        -------          -----------        ----------------     -------------       ----------------  ---------------
Advertising/
Marketing                          $0                 $0                  $27                  $0                $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                   $2,603             $5,323               $1,215                $848            $4,859

Compensation to
Underwriters                 $145,012           $303,482             $106,501             $37,345          $262,215

Compensation to
Dealers                    $1,390,033         $3,040,382             $725,225            $398,127        $2,422,779

Compensation to
Sales Personnel               $19,404           $277,536              $16,510             $38,224          $179,776

Interest, Carrying
or Other Financing
Charges                            $0                 $0                   $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $189,256           $396,253             $139,050             $50,594          $342,247

Totals                     $1,746,308         $4,022,976             $988,528            $525,138        $3,211,876





      Category of                           U.S. Strategic                        International
        Expense          Greater China      Research           Global Growth      Growth
        -------          -------------      ---------------    -------------      -------------
Advertising/
Marketing                          $0                $29                 $9                 $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                   $2,929                 $0               $924             $6,229

Compensation to
Underwriters                 $107,809             $7,306             $9,040           $328,449

Compensation to
Dealers                      $190,880             $6,941            $19,967         $3,341,997

Compensation to Sales
Personnel                     $14,636               $174             $1,529           $368,311

Interest, Carrying or
Other Financing Charges
                                   $0                 $0                 $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $139,284            $10,010            $11,309           $422,084

Totals                       $455,538            $24,460            $42,778         $4,467,070

            During the fiscal year ended July 31, 2010 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for Global Growth and International Growth Fund with respect to Class B shares, the distribution services fees for expenditures payable to ABI amounted to $509,988, $1,342,015, $104,790, $116,777, $924,029, $111,437, $9,184 and $576,319,
respectively, which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%
and 1.00%, annually, of the respective Fund's aggregate average daily net assets attributable to Class B shares during the fiscal year. For Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Greater China, Global Growth and International Growth, $214,646, $866,962, $64,472, $78,204, $607,029, $85,956, $7,100 and $451,622, respectively, may be used to offset the distribution services fees paid in futures years.

            For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:





      Category of                                                                                      Global Thematic
        Expense          Growth Fund        Large Cap Growth     Small/Mid Cap       Small Cap Growth  Growth
        -------          -----------        ----------------     -------------       ----------------  ---------------
Advertising/
Marketing                          $0                 $0                   $4                  $0                $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                     $273               $565                  $50                 $76              $397

Compensation to
Underwriters                  $36,298             $7,296               $3,256              $1,028            $9,274

Compensation to Dealers      $206,946           $449,344              $32,112             $35,403          $289,172

Compensation to Sales
Personnel                      $4,596             $8,606                 $565                $730            $6,130

Interest, Carrying or
Other Financing Charges            $0                 $0                   $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $47,233             $9,242               $4,331              $1,336           $12,027

Totals                       $295,346           $475,053              $40,318             $38,573          $317,000

      Category of                                              International
        Expense          Greater China      Global Growth      Growth
        -------          -------------      -------------      -------------
Advertising/
Marketing                          $0                 $0                 $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                   $1,037                $41               $489

Compensation to
Underwriters                   $1,810               $132             $2,586

Compensation to Dealers       $19,760             $1,701           $115,544

Compensation to Sales
Personnel                        $384                $36             $2,750

Interest, Carrying or
Other Financing Charges            $0                 $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $2,490               $174             $3,328

Totals                        $25,481             $2,084           $124,697




            During the fiscal year ended July 31, 2010 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth Fund with respect to Class C shares, the distribution services fees for expenditures payable to ABI amounted to $661,089, $2,162,599, $104,207, $141,977, $1,248,600, $145,620,
$232, $16,392 and $2,372,649, respectively, which constituted 1.00%, 1.00%,
1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00% and 1.00%, annually, of the respective
Fund's aggregate average daily net assets attributable to Class C shares during the fiscal year. The Adviser made payments from its own resources aggregating $174,950, $42,847, $4,262, $151,552, $19,559, $19,323, $2,871 and $87,244,
respectively. For Large Cap Growth, $47,036 may be used to offset the distribution services fees paid in future years.

            For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:





      Category of                                                                                      Global Thematic
        Expense          Growth Fund        Large Cap Growth     Small/Mid Cap       Small Cap Growth  Growth
        -------          -----------        ----------------     -------------       ----------------  ---------------
Advertising/
Marketing                          $0                 $7                  $14                  $0                $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                     $108               $831                  $21                 $75              $433

Compensation to
Underwriters                  $56,969            $16,899              $14,074              $2,374           $39,186

Compensation to Dealers      $694,579         $2,143,154             $111,637            $138,781        $1,277,685

Compensation to Sales
Personnel                      $8,140            $25,986               $2,477              $1,908           $30,494

Interest, Carrying or
Other Financing Charges            $0                 $0                   $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $76,243            $22,758              $18,831              $3,101           $52,354

Totals                       $836,039         $2,209,635             $147,054            $146,239        $1,400,152






      Category of                           U.S. Strategic                        International
        Expense          Greater China      Research           Global Growth      Growth
        -------          -------------      --------------     -------------      -------------
Advertising/
Marketing                          $0                $21                 $0                 $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                   $1,054                 $0                $41             $1,015

Compensation to
Underwriters                   $9,119             $5,671               $708            $25,759

Compensation to Dealers      $140,950             $5,930            $17,330         $2,370,443

Compensation to Sales
Personnel                      $1,693               $129               $235            $29,496

Interest, Carrying or
Other Financing Charges            $0                 $0                 $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $12,363             $7,804               $949            $33,180

Totals                       $165,179            $19,555            $19,263         $2,459,893



            During the fiscal year ended July 31, 2010 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2010 for Global Growth and International Growth Fund with respect to Class R shares, the distribution services fees for expenditures payable to ABI amounted to $5,231, $13,824, $10,690, $25,865, $28,605, $107 and $242,813, respectively, which constituted
..50%, .50%, .50%, .50%, .50%, .50% and .50%, annually, of the respective Fund's aggregate average daily net assets attributable to Class R shares during the fiscal year. The Adviser made payments from its own resources aggregating $18,540, $16,017, $39,512, $42,032, $18,671, $391 and $104,705, respectively.

            For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2010 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:





      Category of                                                                                      Global Thematic
        Expense          Growth Fund        Large Cap Growth     Small/Mid Cap       Small Cap Growth  Growth
        -------          -----------        ----------------     -------------       ----------------  ---------------
Advertising/
Marketing                          $0                 $2                   $0                  $0                $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                       $8                $14                   $7                 $14               $15

Compensation to
Underwriters                   $5,660             $3,653              $11,924             $10,388            $4,949

Compensation to Dealers        $9,729            $16,079              $20,344             $34,476           $32,172

Compensation to Sales
Personnel                        $866             $5,224               $2,150              $9,318            $3,514

Interest, Carrying or
Other Financing Charges            $0                 $0                   $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $7,508             $4,869              $15,777             $13,701            $6,626

Totals                        $23,771            $29,841              $50,202             $67,897           $47,276


      Category of                           International
        Expense          Global Growth      Growth
        -------          -------------      -------------



Advertising/
Marketing                          $0                 $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                       $2               $104

Compensation to
Underwriters                     $121            $25,592

Compensation to Dealers          $185           $259,012

Compensation to Sales
Personnel                         $39            $29,662

Interest, Carrying or
Other Financing Charges            $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)             $151            $33,148

Totals                           $498           $347,518

            During the fiscal year ended July 31, 2010 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2010 for Global Growth and International Growth Fund with respect to Class K shares, the distribution services fees for expenditures payable to ABI amounted to $3,537, $110,636, $4,601, $16,089, $11,783, $1,668 and $32,656, respectively, which constituted
..25%, .25%, .25%, .25%, .25%, .25%, and .25%, annually, of the respective Fund's aggregate average daily net assets attributable to Class K shares during the fiscal year. The Adviser made payments from its own resources aggregating $22,411, $0, $0, $46,458, $0, $2,423 and $24,718, respectively. For Large Cap
Growth, Small Cap Growth and Global Thematic Growth, $71,032, $4,345 and $2,464, respectively, may be used to offset the distribution service fees paid in future years.

            For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2010 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:





                                                                                                       Global
      Category of                           Large Cap                                Small Cap         Thematic
        Expense          Growth Fund        Growth               Small/Mid Cap       Growth            Growth
        -------          -----------        ---------            -------------       ---------         --------
Advertising/
Marketing                          $1                 $7                  $30                  $0                $1

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                      $24               $110                  $29                 $17               $15

Compensation to
Underwriters                   $8,097             $8,676              $15,039              $2,659            $2,208

Compensation to Dealers        $6,468             $7,967              $12,218              $3,460            $3,029

Compensation to Sales
Personnel                        $941            $11,685               $3,738              $2,125            $1,163

Interest, Carrying or
Other Financing Charges            $0                 $0                   $0                  $0                $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)          $10,417            $11,159              $20,005              $3,483            $2,903

Totals                        $25,948            $39,604              $51,059             $11,744            $9,319


      Category of                            International
        Expense          Global Growth       Growth
        -------          -------------       -------------



Advertising/
Marketing                          $0                 $0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                      $20                $45

Compensation to
Underwriters                   $1,092             $7,272

Compensation to Dealers        $1,342            $34,468

Compensation to Sales
Personnel                        $261             $6,359

Interest, Carrying or
Other Financing Charges            $0                 $0

Other (Includes
Personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)           $1,376             $9,230

Totals                         $4,091            $57,374

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


            For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B (except for U.S. Strategic Research), Class C, Class R (except for Greater China and U.S. Strategic Research) and Class K (except for Greater China and U.S. Strategic Research) shares of each Fund were as follows:



                                               Large Cap           Small/Mid Cap
Class                       Growth Fund        Growth              Growth                 Small Cap Growth
-----                       -----------        ---------           -------------          ----------------


Class B                         $0             $179,203,189          $5,945,438             $20,433,052
   (% of the net assets
   of Class B)                  0%             178.79%               64.48%                 213.55%

Class C                         $0             $17,062,043           $2,438,763             $2,356,355
   (% of the net assets
   of Class C)                  0%             8.56%                 24.00%                 17.23%


Class R                         $0             $53,732               $208,324               $100,446
   (% of the net assets
   of Class R)                  0%             1.47%                 9.06%                  1.47%

Class K                         $0             $22,495               $138,168               $20,032
   (% of the net assets of
   Class K)                     0%             .05%                  4.19%                  .29%





                            Global                          U.S.
                            Thematic          Greater       Strategic          Global         International
Class                       Growth            China         Research           Growth         Growth
-----                       --------          -------       ---------          -------        -------------
Class B                     $65,477,162      $2,156,461       N/A              $21,312           $5,994,117
   (% of the net assets
   of Class B)              90.01%           22.52%           N/A              2.59%             13.57%

Class C                     $7,747,714       $1,443,536       $19,323          $80,524           $3,860,056
   (% of the net assets
   of Class C)              6.40%            11.13%           30.13%           6.19%             2.08%

Class R                     $140,762             N/A          $1,683           $2,048            $495,527
   (% of the net assets
   of Class R)               2.39%               N/A           18.29%           8.19%             1.16%


Class K                     $14,463              N/A          $1,696           $13,102           $111,849
   (% of the net assets
   of Class K)              .31%                 N/A          18.40%           2.99%             .92%


            The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

            In approving the Rule 12b-1 Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


            The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Funds or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Funds who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meetings held on August 3-5, 2010.

            All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Independent Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.


            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and for the fiscal year ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth, the Fund paid ABIS $1,618,895, $3,411,737, $627,178, $486,437, $2,642,408, $91,863,
$6,049, $33,752 and $1,361,056, respectively, for transfer agency services.


            ABIS acts as the transfer agent for each Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2010 for U.S. Strategic Research, Global Growth and International Growth and July 31, 2010 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------


            Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a CDSC (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. U.S. Strategic Research does not offer Class B shares, Class R, Class K or Class I Shares. Greater China does not offer Class R shares, Class K shares or Class I shares.


            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


Frequent Purchases and Sales of Fund Shares
-------------------------------------------


            Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

            Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.


            Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

Purchase of Shares
------------------


            A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


            The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares of the Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of the Fund's shares, the NAV per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Fund will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.


            A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.


            A Fund may, at its sole option, accept securities as payment for shares of the Fund if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.


            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

            Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.


            During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of the Growth Fund were $145,742, $141,897 and $259,173, respectively. Of those amounts, ABI retained $6,782, $6,279 and $11,504, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, ABI received CDSCs of $3,740, $7,449, and $10,444, respectively, on Class A shares, $32,570, $56,927 and $90,794, respectively, on Class B shares, and $1,688, $3,114 and $6,970, respectively, on Class C shares.

            During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of the Large Cap Growth were $501,033, $501,686 and $501,074, respectively. Of those amounts, ABI retained $19,347, $12,576 and $21,544, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, ABI received CDSCs of $21,325, $39,780 and $27,125, respectively, on Class A shares, $67,177,
$114,896 and $204,709, respectively, on Class B shares, and $9,606, $9,744 and $16,361, respectively, on Class C shares.

            During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of Small/Mid Cap Growth were $72,160, $64,359 and $145,693, respectively. Of those amounts, ABI retained $3,277, $2,465 and $6,158, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, ABI received CDSCs of $1,524, $2,076 and $15,148, respectively, on Class A shares, $3,915, $8,973 and $19,881, respectively, on Class B shares, and $1,501, $848 and $1,551, respectively, on Class C shares.

            During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $88,964, $84,859 and $132,583, respectively. Of those amounts, ABI retained $3,438, $2,610 and $4,414, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, ABI received CDSCs of $5,660, $2,947 and $4,809, respectively, on Class A shares, $6,089, $12,336 and $19,359, respectively, on Class B shares, and $917, $1,354 and $942, respectively, on Class C shares.

            During the fiscal year ended June 30, 2010 the aggregate amount of underwriting commissions payable with respect to shares of U.S. Strategic Research was $820. Of that amount, ABI retained $721, representing that portion of the sales charge paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended June 30, 2010, ABI received CDSCs of $55 on Class A shares and $0 on Class C shares.

            During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of Global Thematic Growth were $584,637, $300,907 and $483,572, respectively. Of those amounts, ABI retained $28,251, $11,751 and $20,749, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, ABI received CDSCs of $8,313, $9,260 and $21,202, respectively, on Class A shares, $53,055, $80,607 and $128,446, respectively, on Class B shares, and $9,910, $4,780 and $9,925, respectively, on Class C shares.

            During the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of Global Growth were $13,780, $8,510 and $12,507, respectively. Of those amounts, ABI retained $721, $474 and $1,774, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, ABI received CDSCs of $45, $139 and $233, respectively, on Class A shares, $1,366, $2,420 and $2,441, respectively, on Class B shares, and $89, $671 and $1,510, respectively, on Class C shares.

            During the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of International Growth were $488,819, $664,271 and $2,503,970, respectively. Of those amounts, ABI retained $15,559, $22,006 and $127,365, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, ABI received CDSCs of $11,426, $23,638 and $26,977, respectively, on Class A shares, $76,028,
$145,379 and $133,097, respectively, on Class B shares, and $10,095, $130,386 and $110,723, respectively, on Class C shares.

            During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the aggregate amounts of underwriting commissions payable with respect to shares of Greater China were $74,694, $60,678 and $304,537, respectively. Of those amounts, ABI retained $3,687, $3,930 and $20,672, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, ABI received CDSCs of $10,218, $102 and $397, respectively, on Class A shares, $11,507, $31,127 and $60,865, respectively, on Class B shares, and $4,088, $5,006 and $20,936, respectively, on Class C shares.


            Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------

                                                                  Discount or
                                   As %          As %             Commission
                                  of Net        of the          to Dealers or
                                  Amount        Public         Agents of up to
Amount of Purchase               Invested   Offering Price   % of Offering Price
------------------               --------   --------------   -------------------

Up to $100,000.................      4.44%       4.25%               4.00%
$100,000 up to $250,000........      3.36        3.25                3.00
$250,000 up to $500,000........      2.30        2.25                2.00
$500,000 up to $1,000,000*.....      1.78        1.75                1.50

--------
*     There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares - Conversion Feature" and " - Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and


            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a Commission enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.


            Class B Shares.
            ---------------

            Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

            Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           Contingent Deferred Sales Charge
                                             for the Fund as a % of Dollar
            Year Since Purchase                Amount Subject to Charge
            -------------------                ------------------------

            First                                         4.00%
            Second                                        3.00%
            Third                                         2.00%
            Fourth                                        1.00%
            Fifth and Thereafter                           None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, or
(vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.


            Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

            Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.


            Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.


            Advisor Class Shares. Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            A Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

            It is expected that the Funds will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:


AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Municipal Bond Inflation Strategy AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio -AllianceBernstein U.S. Strategic Research Portfolio -AllianceBernstein Market Neutral Strategy - U.S. -AllianceBernstein Market Neutral Strategy - Global -AllianceBernstein International Discovery Equity Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Diversified Yield Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -AllianceBernstein High Income Municipal Portfolio
  -California Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax-Aware Overlay N Portfolio
  -Tax-Managed International Portfolio


            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

                  (i)   the investor's current purchase;

                  (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and
                        (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

                  (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.


            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.


            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.


            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.


            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.


            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

            Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.


            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


            For 2010, ABI expects to pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


            Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.


            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Bank of America
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Chase Investment Services
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            ING Financial Partners
            LPL Financial Corporation
            Merrill Lynch
            Morgan Stanley Smith Barney
            Multi-Financial Securities Corporation
            Northwestern Mutual Investment Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            UBS Financial Services
            Wells Fargo Advisors
            Wells Fargo Investments


            Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

            Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------


            The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Funds in which you wish to invest offer shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

            Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------


            Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in good faith by the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.


            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange or another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on that day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

            (e) a currency option is valued using third party pricing models;

            (f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Adviser) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable source(s);

            (h) a right is valued at the last traded price provided by pricing services;

            (i) a warrant is valued at the last traded price provided by pricing services. In instances when a price can not be obtained through such pricing services warrants will be valued using the last traded price if available or broker bids;

            (j) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (l) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (m) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker/dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (n) bank loans are valued on the basis of bid prices provided by a pricing service;

            (o) forward and spot currency pricing is provided by pricing services;

            (p) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models; and

            (q) open end mutual funds are valued at the closing NAV per share and closed end funds are valued at the closing market price per share.


            The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to the Boards' oversight, each Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

            Each Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

            Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income." In some cases, a Fund may be able to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2010 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                               FUND TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

            A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, the Growth Fund paid aggregate brokerage commissions amounting in the aggregate to $1,274,029, $1,614,314 and $1,342,096, respectively. During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, brokerage commissions amounting in the aggregate to $4,248, $9,117 and $4,995, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2010, the brokerage commissions paid to SCB & Co. constituted .33% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2010, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2010, transactions in the portfolio securities of the Fund aggregated $3,019,207,262. Brokerage commissions of approximately $508,970 (39.75%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, Large Cap Growth paid aggregate brokerage commissions amounting in the aggregate to $2,012,874, $2,022,610 and $2,118,564, respectively. During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, brokerage commissions amounting in the aggregate to $1,297, $1,560 and $740, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2010, the brokerage commissions paid to SCB & Co. constituted .48% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2010, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2010, transactions in the portfolio securities of the Fund aggregated $4,189,898,835. Brokerage commissions of approximately $961,906 (47.79%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, Small/Mid Cap Growth paid aggregate brokerage commissions amounting in the aggregate to $767,975, $1,275,403 and $1,817,250, respectively. During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, brokerage commissions amounting in the aggregate to $0, $121 and $11,300, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2010, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2010, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2010, transactions in the portfolio securities of the Fund aggregated $786,187,651. Brokerage commissions of approximately $338,149 (44.03%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, Small Cap Growth paid aggregate brokerage commissions amounting in the aggregate to $950,989, $962,380 and $743,502, respectively. During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, brokerage commissions amounting in the aggregate to $3, $45 and $1,100, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2010, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2010, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2010, transactions in the portfolio securities of the Fund aggregated $761,855,273. Brokerage commissions of approximately $401,305 (42.20%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal year ended June 30, 2010, U.S. Strategic Research paid aggregate brokerage commissions amounting in the aggregate to $699. During the fiscal year ended June 30, 2010, brokerage commissions amounting in the aggregate to $0 were paid to SCB&Co. During the fiscal year ended June, 2010, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended June 30, 2010, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended June 30, 2010, transactions in the portfolio securities of the Fund aggregated $3,135,363. Brokerage commissions of approximately $324 (46.35%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, Global Thematic Growth paid aggregate brokerage commissions amounting in the aggregate to $3,205,826, $3,013,381 and $3,968,419, respectively. During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, brokerage commissions amounting in the aggregate to $3,436, $11,000 and $0, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2010, the brokerage commissions paid to SCB & Co. constituted .11% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2010, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2010, transactions in the portfolio securities of the Fund aggregated $4,482,847,328. Brokerage commissions of approximately $1,025,183 (31.98%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, Global Growth paid aggregate brokerage commissions amounting in the aggregate to $106,307, $171,489 and $245,979, respectively. During the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, no brokerage commissions were paid to SCB & Co. During the fiscal year ended June 30, 2010, transactions in the portfolio securities of the Fund aggregated $127,445,727. Brokerage commissions of approximately $37,093 (34.89%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, International Growth paid aggregate brokerage commissions amounting in the aggregate to $5,164,737, $5,025,426 and $7,414,214, respectively. During the fiscal years ended June 30, 2010, June 30, 2009 and June 30, 2008, brokerage commissions amounting in the aggregate to $0, $0 and $4,995, respectively, were paid to SCB & Co. During the fiscal year ended June 30, 2010, transactions in the portfolio securities of the Fund aggregated $4,820,244,526. Brokerage commissions of approximately $1,650,437 (31.96%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

            For the fiscal years ended July 31, 2009, July 31, 2009 and July 31, 2008, Greater China paid aggregate brokerage commissions amounting in the aggregate to $187,103, $238,584 and $250,084, respectively. During the fiscal years ended July 31, 2010, July 31, 2009 and July 31, 2008, brokerage commissions amounting in the aggregate to $273, $0 and $0, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2010, the brokerage commissions paid to SCB & Co. constituted .15% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2010, transactions in the portfolio securities of the Fund aggregated $174,456,440. Brokerage commissions of approximately $50,700 (27.10%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.


--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

ALLIANCEBERNSTEIN GROWTH FUND


            Growth Fund is a series of The AllianceBernstein Portfolios which is organized as a Massachusetts business trust (the "Trust") under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Conservative Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Conservative Wealth Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios, and the name of the Fund was changed from Alliance Growth Fund to AllianceBernstein Growth Fund on March 31, 2003.


            The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            Except as noted below under "Shareholder and Trustee Liability," all shares of the Growth Fund when duly issued will be fully paid and non-assessable.

            The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds there from, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

            The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004.

            The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 6,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock, 3,000,000,000 shares of Class R common stock, 3,000,000,000 shares of Class K common stock, 3,000,000,000 shares of Class I common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

            The Fund was organized as a Maryland corporation in 1979 under the name "Chemical Fund, Inc." and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003 and "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008.

            The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO


            The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and became a series of "AllianceBernstein Cap Fund, Inc." on September 8, 2004.


            The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.002 per share. All shares of the Portfolio, when issued, are fully paid and non-assessable.


ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

            The Fund is a series of AllianceBernstein Cap Fund, Inc., a Maryland corporation, organized in 2009 under the name "AllianceBernstein U.S. Strategic Research Portfolio".

            The capital stock of the Fund currently consists of 3,000,000 shares of Class A Common Stock, 3,000,000 shares of Class B Common Stock, 3,000,000 shares of Class C Common Stock, 3,000,000 shares of Advisor Class Common Stock, 3,000,000 shares of Class R Common Stock, 3,000,000 shares of Class K Common Stock, and 3,000,000 shares of Class I Common Stock each having a par value of $.002 per share. All shares of the Fund when duly issued will be fully paid and non-assessable.


ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

            The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004 and changed its name to "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008.

            The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund when duly issued will be fully paid and non-assessable.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND


            The Fund is a Maryland corporation organized in 2002 under the name "Alliance Global Growth Trends Fund, Inc." The name of the Fund was changed to "AllianceBernstein Global Growth Trends Fund, Inc." on March 31, 2003, to "AllianceBernstein Global Research Growth Fund, Inc." on December 11, 2003 and to "AllianceBernstein Global Growth Fund, Inc." on November 3, 2008.


            The authorized capital stock of the Fund consists of 6,000,000,000 shares of Class A Common Stock, 6,000,000,000 shares of Class B Common Stock, 6,000,000,000 shares of Class C Common Stock, 6,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 6,000,000,000 shares of Advisor Class Common Stock, each having $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


            The Fund is a Maryland corporation organized in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003. The name of the Fund became "AllianceBernstein International Growth Fund, Inc." on May 13, 2005.


            The Fund's capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value $.001 per share.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

            The Fund is a Maryland corporation organized in 1997 under the name "Alliance Greater China '97 Fund, Inc." The name of the Fund became "AllianceBernstein Greater China '97 Fund, Inc." on March 31, 2003.

            The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

ALL FUNDS

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.


AllianceBernstein Growth Fund - Shareholder and Trustee Liability
-----------------------------------------------------------------

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

            At the close of business on October 4, 2010, each Fund had the following number of shares of common stock outstanding.


                                                      Number of Outstanding
Fund                          Class                   Shares of Common Stock
----                          -----                   ----------------------



Growth Fund                   Class A                            15,226,248
                              Class B                             1,844,473
                              Class C                             2,884,119
                              Advisor Class                         287,304
                              Class R                                37,146
                              Class K                                43,397
                              Class I                                   306

Large Cap Growth              Class A                            44,692,899
                              Class B                             5,156,537
                              Class C                            10,557,119
                              Advisor Class                      13,924,905
                              Class R                               220,565
                              Class K                             1,848,739
                              Class I                             1,482,288

Small/Mid Cap Growth          Class A                            73,112,968
                              Class B                             2,458,707
                              Class C                             2,839,856
                              Advisor Class                       7,032,756
                              Class R                               513,074
                              Class K                               705,709
                              Class I                             1,116,275

Small Cap Growth              Class A                             5,840,083
                              Class B                               436,908
                              Class C                               638,685
                              Advisor Class                         685,155
                              Class R                               274,230
                              Class K                               244,683
                              Class I                             7,122,347

U.S. Strategic Research       Class A                                67,671
                              Class C                                10,652
                              Advisor Class                          96,570

Global Thematic Growth        Class A                            12,836,365
                              Class B                             1,228,570
                              Class C                             2,132,638
                              Advisor Class                       1,006,608
                              Class R                                91,573
                              Class K                                72,777
                              Class I                                60,038

Global Growth                 Class A                               355,857
                              Class B                                88,429
                              Class C                               148,018
                              Advisor Class                       4,067,558
                              Class R                                 2,922
                              Class K                                41,617
                              Class I                                   689

International Growth          Class A                            70,922,332
                              Class B                             3,565,581
                              Class C                            15,244,788
                              Advisor Class                      22,971,535
                              Class R                             3,404,061
                              Class K                               914,173
                              Class I                             2,471,181

Greater China                 Class A                             2,514,636
                              Class B                               757,561
                              Class C                             1,026,201
                              Advisor Class                         300,828

            To the knowledge of each Fund, the following persons owned of record or beneficiary, 5% or more of the outstanding shares of the Fund as of October 4, 2010:




                                                             Number of
                                                             Shares of    % of
Fund                     Name and Address                    Class        Class
----                     -----------------                   ---------    -----

Class A
-------

Growth Fund              Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402              1,189,140   7.81%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market St.
                         Saint Louis, MO  63103-2523           1,183,573   7.77%

                         MLPF&S
                         For the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484           1,563,004  10.27%

Large Cap Growth         Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402              2,348,954   5.26%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of the Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523           3,728,062   8.34%

                         MLPF&S for the Sole Benefit of
                         its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484           6,591,378  14.75%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052           2,869,495   6.42%

                         Merrill Lynch Life Insurance
                         Company ML - IRA Annuity
                         333 Edgewood Rd., NE
                         Cedar Rapids, IA  52499-0001          2,246,247   5.03%

Small Cap Growth         MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            598,522  10.25%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                  451,824   7.73%

U.S. Strategic Research  Charles Schwab & Co.
                         For  the  Exclusive Benefit of
                         Customers
                         Mutual Fund Operations
                         101 Montgomery Street
                         San Francisco, CA  94104-4151             8,213  12.14%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052               51,989  76.83%

Global Thematic Growth   Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402                734,332   5.72%

                         First Clearing, LLC
                         A/C 1699-0135
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523             978,026   7.62%

                         MLPF&S for the Sole Benefit of
                         its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484          1,294,187  10.08%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             675,620   5.26%

                         State Street Corporate TTEE
                         C/F ADP Access 401K Prod
                         1 Lincoln St
                         Boston, MA  02111-2901                  832,919   6.49%

Global Growth            Charles Schwab & Co. for the
                         Exclusive Benefit of Customers
                         Mutual Fund Operations
                         101 Montgomery Street
                         San Francisco, CA  94104-4151            24,086   6.77%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO 63103-2523               34,503   9.70%

                         MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484             36,250  10.19%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                   30,184   8.48%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052              21,081   5.92%

International Growth     MLPF&S for the Sole Benefit of its
                         Customer
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, Fl  3246-6484           6,352,015   8.96%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                5,178,971   7.30%

Greater China            MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            299,527  11.94%

                         First Clearing, LLC
                         Special Custody Acct For The
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO 63103-2523              209,516   8.35%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             172,041   6.86%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                  130,821   5.22%

Class B
-------

Large Cap Growth         MLPF&S for the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            664,797  12.89%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             286,098   5.55%

Small/Mid Cap Growth     MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            243,371   9.90%

                         Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 W 34th St., Fl 3
                         New York, NY  10001-2402                125,639   5.11%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             181,057   7.36%

Small Cap Growth         MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484             27,498   6.29%

Global Thematic Growth   First Clearing, LLC
                         Special Custody Account for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523              63,401   5.16%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            121,161   9.86%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052              70,637   5.75%

Global Growth            MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484             31,211  35.30%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052               7,244   8.19%

International Growth     Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402                450,300  12.63%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523             397,667  11.15%

                         MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484             660,159  18.51%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             285,744   8.01%

Greater China            First Clearing, LLC
                         Special Custody Acct For The
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523             132,133  17.44%

                         MLPF&S For the Sole Benefit
                         of Its Customers
                         Attn:  Fund Admin.
                         4800 Deer Lake Dr. East, 2nd Fl.
                         Jacksonville, FL 32246-6484              92,004  12.14%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052              73,388   9.69%

Class C
-------

Growth Fund              Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street
                         Floor 3
                         New York, NY  10001-2402                290,068  10.06%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523             253,898   8.80%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            605,354  20.99%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                  175,584   6.09%

Large Cap Growth         Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th, Floor 3
                         New York, NY  10001-2402                826,664   7.83%

                         First Clearing, LLC
                         Special Custody Account for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523           1,197,104  11.34%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484          3,010,120  28.51%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             588,029   5.57%

Small/Mid Cap Growth     Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402                191,473   6.74%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523             154,252   5.43%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            580,115  20.43%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             176,539   6.22%

Small Cap Growth         Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402                 56,041   8.78%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523              39,133   6.13%

                         MLPF&S for the Sole Benefit of
                         its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            154,466  24.20%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                   37,359   5.85%

U.S. Strategic Research  Karen V Griffith & Joann
                         Colliton JT Ten
                         P.O. Box 6082
                         Federal Way, WA 98063-6082                2,959  27.78%

                         AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Acct
                         1 N. Lexington Ave.
                         White Plains, NY  10601-1712              1,000   9.39%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ 07311                     5,728  53.78%

Global Thematic Growth   Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY  10001-2402                259,551  12.17%

                         First Clearing, LLC
                         Special Custody Account for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523             219,239  10.28%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL  32246-6484            395,491  18.54%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052             129,967   6.09%

Global Growth            UBS Financial Services Inc.
                         FBO Edward H. Chambers
                         Traditional IRA
                         653 Clovelly LN
                         Devon, PA  19333-1846                    10,256   6.93%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, Fl  32246-6484             43,747  29.56%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ 07303-2052               21,345  14.42%

International Growth     Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY 10001-2402               2,528,103  16.58%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523           1,156,027   7.58%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484           4,043,412  26.52%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                  830,804   5.45%

Greater China            First Clearing, LLC
                         Special Custody Acct For The
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523              88,240   8.62%

                         MLPF&S For the Sole Benefit
                         of Its Customers
                         Attn:  Fund Admin.
                         4800 Deer Lake Dr. East
                         2nd Fl.
                         Jacksonville, FL 32246-6484             209,458  20.47%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052              58,638   5.73%

                         Morgan Stanley Smith Barney
                         Harborside Financial Center
                         Plaza II, 3rd Floor
                         Jersey City, NJ  07311                   81,236   7.94%

Advisor Class
-------------

Growth Fund              First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market St.
                         Saint Louis, MO 63103-2523               48,678  16.94%

                         PIMS/Prudential Retirement as
                         Nominee for the TTEE/CUST
                         AllianceBernstein L.P.
                         1345 Avenue of the Americas
                         11th Floor
                         New York, NY  10105-0302                140,690  48.97%

                         Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street - 3rd Floor
                         New York, NY 10001-2402                  17,810   6.20%

                         MLPF&S For the Sole Benefit
                         of Its Customers
                         Attn:  Fund Admin.
                         4800 Deer Lake Dr. East
                         2nd Fl.
                         Jacksonville, FL 32246-6484              27,233   9.48%

Large Cap Growth         Collegebound Fund
                         CBF-Premier Growth
                         Customized Allocation 529 Plan
                         1345 Avenue of the Americas
                         New York, NY  10105-0302              1,801,550  12.94%

Small/Mid Cap Growth     Collegebound Fund
                         CBF-Small/Mid-Cap Growth
                         Customized Portfolio 529 Plan
                         1345 Avenue of the Americas
                         New York, NY  10105-0302              4,750,135  67.54%

                         PIMS/Prudential Retirement as
                         Nominee for the TTEE/CUST PL 007
                         AllianceBernstein L.P.
                         1345 Avenue of the Americas
                         11th Floor
                         New York, NY  10105-0302                706,881  10.05%

Small Cap Growth         Citigroup Global Markets
                         333 West 34th Street
                         3rd Floor
                         New York, NY 10001-2402                 413,629  60.17%

                         MLPF&S For the Sole Benefit
                         of Its Customers
                         Attn:  Fund Admin.
                         4800 Deer Lake Dr. East
                         2nd Fl.
                         Jacksonville, FL 32246-6484              58,778   8.55%

                         Sanford Bernstein & Co LLP
                         One North Lexington Avenue
                         White Plains, NY  10601-2402             44,661   6.50%

U.S. Strategic Research  AllianceBernstein L.P.
                         Attn: Brent Mather-Seed Acct
                         1 N. Lexington Ave.
                         White Plains, NY  10601-1721             95,000  98.37%

Global Thematic Growth   Collegebound Fund
                         CBF-Global Thematic Growth
                         Customized Allocation
                         1345 Avenue of the Americas
                         New York, NY  10105-0302                213,069  21.17%

                         MLPF&S For the Sole Benefit
                         of Its Customers
                         Attn:  Fund Admin.
                         4800 Deer Lake Dr. East
                         2nd Fl.
                         Jacksonville, FL 32246-6484             218,690  21.73%

                         First Clearing, LLC
                         Special Custody Acct for the
                         Exclusive Benefit of Customer
                         2801 Market St.
                         Saint Louis, MO 63103-2523               98,317   9.77%

                         Citigroup Global Markets
                         333 West 34th St. - 3rd Floor
                         New York, NY  10001-2402                 97,598   9.70%

                         PIMS/Prudential Retirement
                         As Nominee for the TTEE/CUST Pl 007
                         AllianceBernstein L.P.
                         1345 Avenue of the Americas
                         11th Floor
                         New York, NY  10105-0302                143,475  14.23%

Global Growth            PIMS/Prudential Retirement
                         As Nominee for the TTEE/CUST Pl
                         AllianceBernstein L.P.
                         1345 Avenue of the Americas
                         11th Floor
                         New York, NY  10105-0302                949,866  23.35%

                         Vanguard Fid Trust Co FBO
                         Kaiser Perm Supp Re Pl (Pl B)
                         P.O. Box 2600
                         Valley Forge, PA  19482-2600            433,132  10.65%

                         Vanguard Fid Trust Co FBO
                         Kaiser Perm Tax Shel Ann Pl (TSA)
                         P.O. Box 2600
                         Valley Forge, PA 19482-2600             938,831  23.08%

                         Vanguard Fiduciary Trust Co FBO
                         Kaiser Permanente 401K Ret Pl
                         P.O. Box 2600
                         Valley Forge, PA 19482-2600           1,370,592  33.70%

International Growth     Citigroup Global Markets
                         House Account
                         Attn: Cindy Tempesta
                         333 West 34th Street, Floor 3
                         New York, NY 10001-2402               1,605,372   6.99%

                         Charles Schwab & Co. for the
                         Exclusive Benefit of Customers
                         Mutual Fund Operations
                         101 Montgomery Street
                         San Francisco, CA  94104-4151         7,232,420  31.48%

                         Massmutual Financial Group
                         Cust FBO Massachusetts
                         Mutual Insurance Company
                         1295 State Street, #C105
                         Springfield, MA  01111-0001           1,710,245   7.45%

                         First Clearing, LLC
                         Special Custody Acct For The
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523           3,418,146  14.88%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484           2,682,798  11.68%

                         Taynik & Co. 401K Plan
                         c/o State Street Bank
                         200 Clarendon Street
                         Boston, MA 02116-5021                 1,160,497   5.05%

Greater China            LPL Financial
                         FBO Customer Accounts
                         Attn:  Mutual Fund Operations
                         P.O. Box 509046
                         San Diego, CA  92150-9046                35,336  11.73%

                         Pershing LLC
                         P.O. Box 2052
                         Jersey City, NJ  07303-2052              19,925   6.61%

                         MG Trust Company
                         FBO Greenbrook IMA
                         700 17th St., Ste 300
                         Denver, CO  80202-3531                   30,998  10.29%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484              45,556  15.12%

                         First Clearing, LLC
                         Special Custody Acct For The
                         Exclusive Benefit of Customer
                         2801 Market Street
                         Saint Louis, MO  63103-2523              23,588   7.83%

Class R
-------

Growth Fund              Hartford Life Insurance Company
                         Separate Account 401
                         Attn: UIT Operations
                         P.O. Box 2999
                         Hartford, CT  06104-2999                 36,023  96.98%

Large Cap Growth         Emjayco FBO
                         Keppler Assoc Inc 401k
                         8515 East Orchard Road, #2T2
                         Greenwood Village, CO  80111-5002        13,417   6.08%

                         Jimmy R Adkins FBO
                         Jackson Howell & Associates 401k
                         PSP & Trust
                         7240 Goodlett Farms Parkway
                         Suite 101
                         Cordova, TN  38016-4925                  11,455   5.19%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484              32,263  14.63%

                         Frontier Trust Co FBO
                         Jack H Olender & Associates PC
                         P.O. BOX 10758
                         Fargo, ND  58106-0758                    32,887  14.91%

                         Penfirn Co.
                         P.O. BOX 3327
                         Omaha, NE 68103-0327                     14,009   6.35%

Small/Mid Cap Growth     BPPR As Trustee FBO
                         Tome & Ubinas Radio Oncology Center
                         Retirement Plan
                         Popular Street Building
                         153 Ponce De Leon Ave., 8th floor
                         San Juan, PR  00917                      27,455   5.35%

                         American United Life Cust
                         FBO American United Trust
                         One American Square
                         P.O. Box 1995
                         Indianapolis, IN  46206-9102             82,187  16.02%

                         MG Trust Company Cust. FBO
                         Normandy Real Estate Management LL
                         700 17th St., Suite 300
                         Denver, Co  80202-3531                   32,056   6.25%

                         GPC Securities Inc
                         Agent for Reliance Trust Company
                         FBO Dan's Farm Supply PSP
                         P.O. Box 79377
                         Atlanta, GA  30357-7377                  40,644   7.92%

                         GPC Agent for Reliance Trust Co FBO
                         Tri-state Trailer Sales Inc 401K
                         P.O. Box 79377
                         Atlanta, GA  30357-7377                  37,042   7.22%

                         Hartford Life Insurance Company
                         Separate Account
                         Attn: UIT Operations
                         P.O. Box 2999
                         Hartford, CT  06104-2999                135,364  26.38%

Small Cap Growth         American United Life Cust
                         FBO American United Trust
                         One American Square
                         P.O. Box 1995
                         Indianapolis, IN  46206-9102             22,345   8.14%

                         Counsel Trust DBA MATC
                         FBO Independent Pipe &
                         Supply Corp 401 K Plan
                         1251 Waterfront Pl, Suite 525
                         Pittsburgh, PA  15222-4228               26,598   9.69%

                         New York Life Trust Co.
                         FBO Regency Energy
                         Partners 401K Plan
                         51 Madison Ave., Room 117A
                         New York, NY  10010-1603                 53,244  19.40%

                         State Street Corporation TTEE
                         C/F ADP Access
                         1 Lincoln Street
                         Boston, MA  02111-2901                   41,546  15.13%

Global Thematic Growth   GPC Securities Inc Agent for
                         Reliance Trust Company FBO Shoe
                         Show, Inc. Ret. Savings Plan
                         P.O. Box 79377
                         Atlanta, GA  30357-7377                  17,470  19.08%

                         GPC Securities Inc Agent for
                         Reliance Trust Company FBO
                         Signet Electronics Systems Inc
                         401K
                         P.O. Box 79377
                         Atlanta, GA  30357-7377                   6,301   6.88%

                         ING
                         Enhanced K-Choice
                         Trustee: Reliance Trust Company
                         400 Atrium Drive
                         Somerset, NJ  08873-4162                 11,940  13.04%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484               5,445   5.98%

Global Growth            AllianceBernstein L.P.
                         Attn: Brent Mathier-Seed Acct
                         1 North Lexington Avenue
                         White Plains, NY  10601-1712                393  13.45%

                         Christ Weddle FBO
                         Weddle Industries 401K PSP & Trust
                         7200 Hollister Avenue
                         Suite C
                         Goleta, CA  93117-2884                    1,329  45.46%

                         Dunbar & Brawn Construction
                         FBO Alan Brawn
                         401K Suite 600
                         805 South Wheatley
                         Ridgeland, MS  39157                      1,137  38.91%

International Growth     MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484             439,585  12.91%

                         Hartford Life Insurance Company
                         Separate Account 401
                         Attn: UIT Operations
                         P.O. Box 2999
                         Hartford, CT  06104-2999                689,094  20.24%

Class K
-------

Growth Fund              Orchard Trust Company LLC TTEE
                         FBO The Office Furniture Warehouse
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO 80111-5002          3,505   8.08%

                         Orchard Trust Company LLC TTEE Cust
                         Palm Beach Heart Assoc PA PSP
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002         9,868  22.74%

                         Frontier Trust Co. FBO
                         First National Bank & Trust
                         Co. of V
                         P.O. Box 10758
                         Fargo, ND  58106-0758                     4,480  10.32%

                         Joseph R Burlin 401(K) Profit
                         Sharing Plan
                         1805 North Carolina St., Ste. 405
                         Stockton, CA  95204                       2,965   6.83%

                         Bucks County Gastroenterology
                         Associates PC 401(K) Sharing Plan
                         1080 Drew Dr.
                         Yardley, PA 19067-4058                   15,614  35.98%

Large Cap Growth         Kauff McClain & McGuire 401K
                         950 3rd Avenue, Floor 15
                         New York, NY  10022-2729                171,706   9.29%

                         Orchard Trust Co LLC TTEE FBO
                         Fragomen Del Ray Bernsen &
                         Loewy LLP
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002        97,899   5.30%

Small/Mid Cap Growth     Orchard Trust Company LLC TTEE CUST
                         Palm Beach Heart Assoc PA PSP
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002        61,212   8.67%

                         Orchard Trust Co LLC TTEE FBO IAI
                         North America 401(k) Plan
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002        44,388   6.29%

                         Orchard Trust Co LLC TTEE CUST
                         Muncie Surgical Associates Inc. PSP
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002        55,241   7.83%

                         Orchard Trust Co LLC TTEE CUST
                         FBO Mahoney Ulbrich Christiansen &
                         Russ PA PSP & Trust
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002        42,801   6.06%

                         Nationwide Trust Company FSB
                         C/O IPO Portfolio Accounting
                         P.O. Box 182029
                         Columbus, OH  43218-2019                252,829  35.83%

Small Cap Growth         Capital Bank & Trust Company TTEE F
                         Collins Electrical Co Inc 401K PSP
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002        15,993   6.53%

                         Medical Consultants PC 401K Plan
                         Attn: Gary Wangler
                         Personal and Confidential
                         2525 West University Avenue
                         Suite 300
                         Muncie, IN  47303-3400                   16,010   6.54%

                         Orchard Trust Co LLC TTEE
                         FBO Fragomen Del Ray Bernsen &
                         Loewy LLP
                         8515 East Orchard Road #2T2
                         Greenwood Village, CO  80111-5002        56,150  22.94%

Global Thematic Growth   Medical Consultants PC 401K
                         Plan
                         Attn: Gary Wangler
                         Personal and Confidential
                         2525 West University Avenue
                         Suite 300
                         Muncie, IN 47303-3400                     6,249   8.59%

                         Orchard Trust Co LLC TTEE FBO
                         Fragomen Del Ray Bernsen &
                         Loewy LLP
                         8515 East Orchard Road #2T2
                         Greenwood Village, CO
                         80111-5002                                3,713   5.10%

                         Stanley Creations Inc PSP
                         1414 Willow Avenue
                         Melrose Park, PA  19027-3197              9,734  13.37%

Global Growth            Orchard Trust Co LLC TTEE
                         FBO Wright Ginsberg Brusilow PC
                         401(k) PSP
                         8515 East Orchard Road 2T2
                         Greenwood Village, Co  80111-5002        12,425  29.86%

                         Sanford Bernstein & Co LLC
                         1 North Lexington Avenue
                         White Plains, NY 10601-1712              27,457  65.97%

International Growth     AIG Retirement Services Company
                         FBO Morristown-Hamblen Hospital
                         401K Plan
                         2929 Allen Parkway A6-20
                         Houston, TX  77019-2155                  77,198   8.44%

                         Nationwide Trust Company FSB
                         c/o IPO Portfolio Accounting
                         P.O. Box 182029
                         Columbus, OH  43218-2029                300,786  32.90%

                         NFS LLC FEBO
                         State Street Bank Trust Co.
                         TTEE Various Retirement Plans
                         4 Manhattanville Road
                         Purchase, NY  10577-2139                 68,170   7.46%

                         MLPF&S For the Sole Benefit
                         of its Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         2nd Floor
                         Jacksonville, FL 32246-6484              83,097   9.09%

                         Wilmington Trust Co. Custodian FBO
                         Littleton Regional Hosp Tax Shelter
                         c/o Mutual Funds
                         P.O. Box 8880
                         Wilmington, DE  19899-8880               59,882   6.55%

Class I
-------

Growth Fund              AllianceBernstein L.P.
                         Attn: Brent Mathier-Seed Acct
                         1 North Lexington Avenue
                         White Plains, NY  10601-1712                304  99.49%

Large Cap Growth         NFS LLC FEBO
                         State Street Bank Trust Co
                         TTEE Various Retirement Plans
                         4 Manhattanville Road
                         Purchase, NY  10577-2139                584,793  39.45%

                         Wilmington Trust RISC TTEE FBO
                         Maxxam Inc. Pension Plan
                         P.O. Box 52129
                         Phoenix, AZ  85072-2129                  94,166   6.53%

                         Orchard Trust Company LLC TTEE Cust
                         George Little Mgmt LLC 401k PSP
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002       123,139   8.31%

                         PIMS/Prudential Retirement as
                         Nominee
                         for the TTEE
                         AllianceBernstein L.P.
                         1345 Avenue of the Americas
                         11th Floor
                         New York, NY  10105-0302                384,108  25.91%

Small/Mid Cap Growth     Orchard Trust Company LLC TTEE CUST
                         Webcor Builders 401K PSP
                         P.O. Box 85484
                         San Diego, CA  92186-5484               162,177  14.53%

                         Sanford Bernstein & Co LLC
                         1 North Lexington Avenue
                         White Plains, NY  10601-1712            763,172  68.37%

                         Sanford Bernstein & Co LLC
                         1 North Lexington Avenue
                         White Plains, NY  10601-1712            189,635  16.99%

Small Cap Growth         FIIOC as Agent for Certain Employ
                         Benefit Plans
                         100 Magellan Way
                         Covington, KY  41015-1987             1,690,991  23.70%

                         JPMorgan Chase as Trustee
                         for the Cust
                         FBO Coca-Cola Enterprises Inc
                         Matched Employee Savings and
                         Investment Plan
                         9300 Ward Parkway
                         Kansas City, MO  64114-3317             887,128  12.43%

                         MLPF&S for the Sole Benefit of its
                         Customers
                         Attn: Fund Admin
                         4800 Deer Lake Drive East
                         Floor 2
                         Jacksonville, FL  32246-6484            857,914  12.02%

                         PIMS/Prudential Retirement
                         As Nominee for the TTEE/CUST
                         Greenville Hospital System Reti
                         701 Grove Road
                         Greenville, SC  29605-5611              543,528   7.62%

                         Vanguard Fiduciary Trust Co
                         P.O. Box 2600
                         Valley Forge, PA  19482-2600          2,212,220  31.01%

Global Thematic Growth   MLPF&S for the Sole Benefit of
                         its Customers
                         Attn: Fund Admin
                         4800 Deer lake Drive East
                         Floor 2
                         Jacksonville, FL  32246-6484             21,643  36.05%

                         PIMS/Prudential Retirement as
                         Nominee for the TTEE/CUST
                         Pl 005
                         Robert Wood Johnson Hospital
                         181 Somerset Street, Suite 1
                         New Brunswick, NJ  08901-2061            36,113  60.15%

Global Growth            AllianceBernstein L.P.
                         Attn: Brent Mathier-Seed Acct
                         1 North Lexington Avenue
                         White Plains, NY  10601-1712                689  99.98%

International Growth     APS Foundation Inc.
                         400 North 5th Street
                         Phoenix, AZ  85004-3902                 164,623   6.66%

                         DCGT Trustee & OR Custodian
                         FBO Principal Financial Group
                         Qualified Prin Advtg Omnibus
                         Attn: NPIO Trade Desk
                         711 High Street
                         Des Moines, IA  50309-2732              352,296  14.26%

                         Sanford Bernstein & Co. LLC
                         One North Lexington Avenue
                         White Plains, NY  10601-1712            621,380  25.15%

                         Sanford Bernstein & Co. LLC
                         One North Lexington Avenue
                         White Plains, NY  10601-1712            357,538  14.47%

                         Wells Fargo Bank NA FBO
                         Good Sam Hosp PP
                         P.O. Box
                         Minneapolis, MN 55480-1533              195,154   7.90%

                         Wells Fargo Bank NA Custodian
                         FBO Penn St Milton S Hersey Med Cn
                         c/o Fascore LLC
                         8515 East Orchard Road 2T2
                         Greenwood Village, CO  80111-5002       429,873  17.40%




Custodian and Accounting Agent
------------------------------


            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA, 02111 acts as the custodian for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, U.S. Strategic Research and Global Thematic Growth, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.


            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the custodian for the assets of Global Growth, Greater China and International Growth but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------



            Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Funds.


Additional Information
----------------------

            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


The financial statements of each of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China for the fiscal year ended July 31, 2010 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the Commission on October 1, 2010. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

The financial statements of each of U.S. Strategic Research for the fiscal period ended June 30, 2010 and Global Growth and International Growth for the fiscal year ended June 30, 2010 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the Commission on September 3, 2010. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                       ADDITIONAL INFORMATION CONCERNING
                          CHINA, HONG KONG AND TAIWAN

--------------------------------------------------------------------------------

            The information in this Appendix is based on material obtained by Greater China from various governmental and other sources, which is believed to be accurate but all of which has not been independently verified by Greater China or the Adviser. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

CHINA
-----

            With a population of 1.3 billion according to year-end 2007 official estimates, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics
--------------------

            China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In the 20th century, China's political system moved from its first republic (1911-1949) to a one-party communist state, after a civil war that ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend, as described below, toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government
----------

            China is officially designated as a "people's republic," defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which as of year-end 2007 had
74.2 million members, or approximately 5% of the total population. The highest ranking legislative body in the state hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level people's congresses held every five years. The NPC, which meets in plenary session once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. Historically, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies; however, in recent years, the NPC and its Central Committee have taken a more active role. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

            The CCP structure parallels the governmental structure and often the two systems overlap, with little distinction between government and party positions. The CCP is governed by a 198-member Central Committee, elected by the National Congress, which is held every five years. The 17th National Congress convened on October 15, 2007. The Central Committee normally convenes twice a year. When the Central Committee is not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of nine members, including Hu Jintao, who holds the positions of President, Party General Secretary and Chairman of the Central Military Commission, and Wen Jiabao, the Premier of the State Council. The current leadership of China represents the fourth generation of leadership since the People's Republic of China was founded in 1949.

Economy
-------


            China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Eleventh Five-Year Plan (2006-2010), which establishes official economic targets through the year 2010. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. Between 1981 and 2007, China's economy grew by almost 10% each year on average, the highest growth rate in the world. China's real GDP growth rates in 2005, 2006, and 2007 were 10.4%, 11.7% and 13.0%, respectively. The growth in China's GDP during that period has been attributed to the government's three-pronged approach of lowering interest rates, increasing government spending and supporting exports by reducing export taxes and granting rebates. A round of policy tightening and weakening demand for China's exports that accompanied the 2008-2009 global economic downturn contributed to a slowing of China's real GDP growth rate to 9.6% in 2008 and 8.7% in 2009. In the first quarter of 2010, China's real GDP growth rate rose to 11.9%, year-on-year, the fastest expansion since the last quarter of 2007. China's real GDP growth is forecast to grow by 9.9% in 2010 and by 8.2% in 2011.

            Until recently, China's economy was dominated by state-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses by the late 1990s, a major economic challenge for China has been to reform inefficient SOEs without creating an unacceptable level of unemployment. The government's approach has been to close or merge some SOEs, reduce government ownership by selling shares on domestic and international stock markets, and allowing SOEs to shed redundant labor. The number of the largest SOEs (revenue over RMB5 million) dropped from 78,646 in 2001 to 29,985 in 2007; and the profits of the largest SOEs increased from approximately RMB179.9 billion in 2004 to an estimated RMB357.3 billion in 2007. The massive lay-offs that occurred between 1998 and 2004 (more than 30 million employees) have subsided, but unemployment remains a problem. The official unemployment rate stood at 4.2% at the end of June 2010. China has been trying to establish a national "social public pension fund" and to reform its social security system to compensate for the loss of SOEs, which historically have provided not only employment, but social benefits as well. China has also attempted to establish a health insurance system. Progress in education has been more successful; a system to provide free tuition for all children in compulsory education was extended nationally in 2007. Another problem that has faced China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior.

            After decades of double digit inflation, by the late 1990s, China was in a deflationary period. Over the past several years, China has experienced low inflation, with the consumer price index increasing by 1.6% and 2.8% at year-end 2005 and 2006, respectively. At year-end 2007, the consumer price index stood at 6.6%. While inflation was still on the rise in the first quarter of 2008 (8.1%), thereafter it began to fall and by July 2009 it was -1.8%. The fall in the consumer price index was attributed to a fall in food prices, as well as a fall in demand, which led companies to cut prices in order to sell unsold goods. Since then, the consumer price index has been rising and is forecast to be above 3% by the end of 2010. Higher energy costs, as well as a recalibration of the index, have contributed to China's inflationary pressures.

            The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. Although the largest companies are still state-owned, in 2008, companies that were state-owned, collectively owned, and jointly-owned accounted for only 11.77% of gross industrial output value, compared to 19.67% for privately owned enterprises.

            Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion, not only surpassing the US$50 billion threshold for the first time, but also overtaking the United States to become the largest recipient of foreign investment in the world. During 2003, foreign direct investment fell to US$47.1 billion, but rose to US$54.9 billion during 2004 and US$79.1 billion in 2005. Foreign direct investment dropped slightly to US$78.1 billion and US$74.8 billion in 2006 and 2007, respectively, and rose to US$92.4 billion in 2008. In 2009, foreign direct investment was down slightly to US$90.1 billion. In April 2010, the State Council issued new foreign direct investment regulations, which identified which sectors are to be encouraged for foreign direct investment (including technology and energy efficiency sectors) and which are to be discouraged (including polluting industries). The regulations also established a review board to monitor foreign investment activity. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.

            Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. One of China's largest projects has been the construction of the Three Gorges Dam, the biggest single generating facility in the world. Hydro-power accounted for 7.7% of electricity generated in China in 2003, which has been significantly boosted by the Three Gorges Dam, which became fully operational in October 2008 at an estimated cost of US$30 billion. China is also increasing its nuclear power production capacity, which accounted for 2.3% of electricity generated in 2008. It is projected by the government that by 2020, nuclear power will account for 5% of all power output.


            Other infrastructure projects include road building, low cost housing, rural power and urban facilities projects. A railway line into Tibet was completed in 2005 at an estimated cost of US$3.3 billion. As of early 2008, there were 16 high-speed rail projects under construction in an effort to expand China's high-speed rail network. One of these projects is a 1,318-km line expected to be completed in 2010 that will halve the travel time between Beijing and Shanghai to 5 hours. China is also planning to reform its state-run railway system by separating ownership and management. The railways are expected to be partially privatized and open to foreign investment. By 2007, China had a network of 53,900 km of expressways, compared to virtually none a few years earlier. In 2007, there were 32 million passenger vehicles in China, compared to 12 million in 2002. Port facilities and air transport have also improved over recent years.


            The large-scale burning of coal, which provided 70% of the energy produced in China in 2008, and the rapid rate of economic growth experienced by China in recent years has taken its toll on the environment. Air pollution and the loss of water resources are serious problems. In 1999, only 33% of 338 cities for which data were available met China's own residential ambient air quality criteria. A recent World Health Organization report on air quality concluded that seven of the world's ten most polluted cities were in China. The government has addressed environmental concerns by establishing the State Environmental Protection Administration, which was recently upgraded to a ministry-level agency, and increasing investment in environmental projects. China is committed to shifting the balance of electricity production from fossil fuels, which currently accounts for over 80% of production. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex. In mid-2000, verified geological reserves of 10.21 million tons of oil and 1.098 billion cubic meters of natural gas were found by the North China oilfield. Additionally, China has participated in a program of bilateral environmental cooperation with the United States since the 1990s and is a member of a regional partnership committed to reducing pollution. China is also a participant in multilateral environmental negotiations.

            China's foreign trade has more than quadrupled since 2000, from US$474.3 billion to an estimated US$2157.2 billion in 2009. Currently, China is the third largest trading nation after the United States and Germany. In 2007, China's exports were valued at US$1220.0 billion and its imports at US$904.6 billion, leaving a surplus of US$315.4 billion. In 2008, China's exports were valued at US$1434.6 billion and its imports at US$1073.9 billion, leaving a surplus of US$360.7 billion. In 2009, China's exports were valued at an estimated US$1203.8 billion and its imports at an estimated US$954.3 billion, leaving an estimated surplus of US$249.5 billion.


            Following more than ten years of negotiation, China was formally admitted to the World Trade Organization ("WTO") on December 1, 2001, effective January 1, 2002. China's admission to the WTO signalled the transformation of China's semi-closed economic system, an ongoing process that requires China to undertake a series of difficult economic reforms. While there had been longstanding efforts to reform China's domestic economy, China's accession to the WTO added impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement. Although there have been complaints about the progress of China's compliance with these commitments, since 2002 China has enacted or revised 1,000 laws or regulations to ensure that its legal system complies with WTO rules. Further, China has met, or in some cases exceeded, all of the market-opening requirements mandated by the WTO. In addition to the restructuring of China's economy, membership in the WTO has provided China with access to its key export markets and has increased foreign investment.

Banking and Finance
-------------------


            Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. China's commercial banking sector has long been dominated by the "Big Four" state-owned banks -- the Bank of China, the China Construction Bank, the Agricultural Bank of China and the Industrial and Commercial Bank of China -- accounting for approximately 53% of total banking assets at year-end 2007. Since 2005, all four have listed their shares publicly, the most recent being the Agricultural Bank of China in August 2010.

            As a state owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the government has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. The result was a build-up of bad loans in the banking sector. In 1998, the government injected US$32 billion in the "Big Four" in an effort to bolster their balance sheets. In 2002, the government announced that bad loans accounted for approximately 25% of all loans. The level of bad loans for all of China's commercial banks as of the end of 2009 was reported by the government to be 1.58% of all loans.

            China has taken other measures to reduce the amount of non-performing loans in the banking system, including allowing Chinese banks to list abroad. In October 2005, China Construction Bank became the first of China's state-owned banks to list overseas, raising US$8 billion from foreign investors for 12% of its shares, then China's largest ever initial public offering. In May 2006, Bank of China raised US$9.7 billion in an initial public offering. In October 2006, the Industrial & Commercial Bank of China Ltd., China's largest bank, became the world's largest ever initial public offering, raising US$21.9 billion. In September 2007, China Construction Bank raised US$7.7 billion in an initial public offering, the largest mainland China public offering to date. In August 2010, the Agricultural Bank of China surpassed the Industrial & Commercial Bank of China Ltd. by becoming the world's largest initial public offering, raising over US$22 billion.


            In April 2003, a new regulatory body, the China Banking Regulatory Commission ("CBRC") was established to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk.


            China reported budget deficits of RMB228.1 billion (US$28.3 billion), or 1.2% of GDP, in 2005, and RMB166 billion (US$21.3 billion), or .8% of GDP, in 2006. In 2007, China reported a budget surplus of RMB174 billion (US$23.9 billion), or .7% of GDP. In 2008, China reported a budget deficit of RMB111 billion (US$16.3 billion), or .4% of GDP. In 2009, China's budget deficit reached an estimated 2.2% of GDP, largely the result of a large stimulus package announced in November 2008 (RMB4 trillion (US$586 billion), equivalent to approximately 14% of China's 2008 GDP). Actual deficit numbers may be much larger than those officially reported, however, as non-performing loans to SOEs are not reflected in the official numbers. Nevertheless, China's external payment position is believed by observers to be sound as China boasts the world's largest foreign exchange reserves. China's foreign exchange reserves reached US$2422.0 billion as of December 31, 2009.

            Deposits at all of China's financial institutions at the end of December 2009 increased by 26.3% and lending was up 15.9%, year-on-year. The M2 (broad money supply) grew 16.7%, 17.8% and 27.6%, year-on-year, at year-end 2007, 2008 and 2009, respectively; while the M1 (narrow money supply) increased 121.0%, 9.0% and 32.4% for the same periods. The monetary unit of China is the Renminbi, and the rate of exchange has averaged 8.3 RMB per U.S. dollar since 1995. During 2009, the exchange rate averaged6.83 RMB per U.S. dollar.


            In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE"), engage in mutual adjustment of their foreign exchange surpluses and shortfalls. Renminbi are not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, Greater China, as a FIE, has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center. In August 2007, the SAFE approved a pilot program for direct foreign portfolio investment by domestic individuals.

            Since 1994, trading of Renminbi and foreign currencies has been conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the Renminbi against the U.S. dollar by January 1994. Since then, however, the Renminbi has remained relatively stable against the dollar. Late in 2005, the government implemented several reforms designed to develop domestic markets for currency and interest derivatives. In addition, early in 2006 the government permitted over-the-counter Renminbi trading. These and other measures to improve the infrastructure of the foreign exchange trading system have helped to facilitate a faster rate of appreciation of the Renminbi.

Securities Markets
------------------

            China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges"), which developed out of securities exchanges set up to trade state treasury bonds. Trading on the Exchanges has been very volatile and prone to wide fluctuations since their inception, although measures have been taken during the last several years to stabilize the market. In order to ensure stability and protect investors' interests, the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if a company reports a loss for two consecutive years, a company's NAV falls below par value, or if there is any unusual and potential misleading trading.


            In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty. Also, China's Eleventh Five-Year Plan (2006-2010) emphasizes regulation of the capital markets and includes proposals to establish an investigative department to target criminal activities in the securities market. In April 2001, the China Securities Regulatory Commission (the "CSRC") announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC has also adopted a series of measures to promote the protection of investors' interests and the development of the securities market, including a market oriented public offering review and approval system, more rigorous corporate governance initiatives for listed companies, reforms of domestic accounting standards and information disclosure to enhance market transparency, and investor education programs. In addition, the CSRC has enhanced its information exchange and regulatory cooperation with overseas regulatory authorities. As of May 2010, the CSRC had signed 47 bilateral memoranda of understanding ("MOUs") with regulatory authorities from 43 jurisdictions, including Hong Kong and the United States.

            The Exchanges allow for the trading of only two types of shares: "A" shares, which may only be held and traded in Renminbi by mainland Chinese investors; and "B" shares, until recently, open only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. In February 2001, the CSRC announced that domestic investors would be permitted to invest in the hard currency "B" shares. While Chinese investors were already responsible for about 80% of "B" share transactions, using regulatory loopholes, the new policy was designed to boost confidence in the market and has been viewed as a precursor to unifying the "A" share and "B" share markets. As of year-end 2008, there were 1,625 companies listed on the Exchanges (including A-share and B-share companies), compared to 1,550 at year-end 2007 and 1,434 at year-end 2006. From a base of near US$0 in 1990, China's total stock market capitalization grew to RMB12.13 trillion, accounting for about 40% of China's GDP, in 2008, compared to RMB32.71 trillion (or 133% of China's GDP) in 2007 and RMB8.67 trillion (or 43% of China's GDP) in 2006. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares and, as noted above, Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as "H" shares, and permitted certain companies to list on other foreign exchanges. As of year-end 2008, 153 domestic companies had been listed in overseas markets, raising US$112.157 billion. Of the 153 companies, 110 were listed on the Hong Kong Exchange main board (including ten cross-listed in New York, four in London, and one in New York and London), 40 on the Hong Kong Exchange Growth Enterprise Market and three in Singapore. As of year-end 2008, a total of 57 H-share companies had also listed A-shares on the Chinese mainland. Traditionally, "H" shares have been unavailable to individual mainland Chinese investors. On August 20, 2007, the CSRC announced plans to open up the "H" share market to domestic investors. See "--Hong Kong--Securities Markets" for additional information on "H" shares.

            In December 2002, China launched the Qualified Foreign Institutional Investor ("QFII") scheme, which opened up China's "A" share market to overseas investors. As of April 2010, China had granted QFII licenses to 88 foreign institutions, with approved investment quotas totaling US$17.07 billion and 13 banks were licensed to provide QFII custody services. The maximum aggregate investment by QFII licensees was raised from US$10 billion to US$30 billion in December 2007 in ancitipation of the 18th U.S.-China Joint Commission on Commerce and Trade. In September 2009, the maximum individual QFII quota was increased from US$800 million to US$1 billion.

            The key index for the Shanghai Stock Exchange, the Composite Index of Shanghai, closed at 5261.56, 1820.81 and 3,277.14 at the end of 2007, 2008
and 2009, respectively. The key index of the Shenzhen Stock Exchange, the Composite Index of Shenzhen, closed at 1447.02, 550.30 and 1201.34 at the end of 2007, 2008 and 2009, respectively.

            China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. Record amounts of government bonds have been issued every year for the past ten years. The outstanding balance of China's bond market reached RMB15.11 trillion at the end of 2008, up 22.55% from 2007. Central bank bills, Treasury bonds and bonds issued by policy-oriented banks account for over 90% of the total bond issuance. In recent years, bond products have expanded from Treasury bonds to a variety of fixed income instruments, including commercial paper, financial bonds, corporate bonds, convertible bonds and asset-backed securities. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. The current S&P rating for China's sovereign foreign currency long-term debt is A+, with a stable outlook. The Moody's corresponding rating is A1, with a positive outlook.


            China also allows commodity futures trading, although the government is wary of the speculation futures markets can foster. In 1999, the government reduced the number of commodities exchanges from fourteen to three as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded was also sharply reduced, from twenty-five to twelve. By the end of 2008, 17 commodity futures products had been launched. In 2008, turnover reached 1.364 lots by volume and RMB71.92 trillion in value, representing a growth of 87.2% and 75.5%, respectively, from 2007.

            China's mutual fund industry has grown steadily over the past decade. The first five closed-end funds were launched in 1998 and the first open-end fund was launched in 2001. By the end of 2008, the net assets of China's 439 mutual funds managed by 61 fund management companies totaled RMB1.9 trillion, compared to RMB3.17 trillion at the end of 2007. Currently, China limits foreign ownership of asset management firms to a minority interest. In July 2009, the CSRC launched a website for fund information disclosure.

HONG KONG
---------

            Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 7.0 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics
--------------------

            Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration, which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution, which guarantees the SAR its own legislature, legal and judicial system, and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

Government
----------

            Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

            Hong Kong is now headed by a chief executive, who reports directly to Beijing. The chief executive is appointed for a five-year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. Currently, the chief executive is Donald Tsang, who was selected to finish the second term of Tung Chee-hwa, who resigned in May 2005. Mr. Tsang was re-elected for a five-year term on March 25, 2007. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive. The next chief executive election will be in March 2012.


            On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council ("PLC"), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2008 Legco elections, the Democratic Party won 19 of the 30 seats selected by universal suffrage, up from 18 in the 2004 elections. Pro-Beijing candidates took the other 11, down from 12 in the 2004 elections. The remaining 30 seats in the Legco are elected by functional constituencies. While the Basic Law stipulates that universal suffrage is the "ultimate aim" of constitutional development in Hong Kong, its progress has been dictated by China. Nevertheless, in June 2010, the Legco approved a plan whereby ten additional seats are to be established by the next Legco election (required by law to occur in 2012), all of which are to be elected by universal suffrage. As a result, for the first time, a majority of the seats in the Legco will be popularly elected.


            The Legco is presided over by a president who is elected by the members. The current president is Jasper Tsang.

Economy
-------


            Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile, as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. According to a 2009 survey, Hong Kong hosted the regional headquarters or regional offices of 6,397 overseas, China and Taiwan companies, compared to 6,612 in 2008, which was an all-time high.

            Hong Kong's GDP grew by 7.1% in 2005, 7.0% in 2006, 6.4% in 2007,
2.2% in 2008, and -2.8% in 2009. The consumer price index averaged 0.9% in 2005, 2.0% in 2006, 2.0% in 2007, 4.3% in 2008 and 0.5% in 2009. Unemployment (not
seasonally adjusted) averaged 5.6%, 4.8%, 4.0%, 3.6% and 5.4% in 2005, 2006,
2007, 2008 and 2009, respectively. In the first quarter of 2010, GDP grew 8.2% from the previous year, the consumer price index averaged 1.9%, and the unemployment rate dropped to 4.4%. The government has predicted that in 2010 GDP growth will exceed 5%.

            With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. China has long been Hong Kong's largest trading partner, accounting for 49% of Hong Kong's total trade value and 51% of its re-export trade in 2009. In 2005, domestic exports grew by 8.0% and re-exports grew by 11.7%. In 2006, domestic exports fell by 1.1% and re-exports grew by 10.0%. In 2007, domestic exports fell by 18.9% and re-exports grew by 10.8%. In 2008, domestic exports fell by 16.8% and re-exports grew by 6.0%. In 2009, domestic exports fell by 36.4% and re-exports fell by 11.8%.

            Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing a 2.8% growth rate in 2005, a 4.1% growth rate in 2006, a 2.0% growth rate in 2007, and a 2.1% growth rate in 2008. In 2009, container throughput fell by 14.1%. Despite the growth in container throughput in recent years, however, Hong Kong's preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia, particularly the Port of Singapore, and Shanghai and Shenzhen in China. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the eighth largest in the world, behind China, Japan, Russia, Taiwan, India, South Korea and Brazil. At the end of 2009, Hong Kong's foreign exchange reserves were estimated at US$255 billion.


            On June 29, 2003, Hong Kong and mainland China signed the Close Economic Partnership Arrangement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. The CEPA became operational in January 2004. The CEPA initially qualified 374 classes of goods for zero import tariffs, liberalized access for Hong Kong companies providing 18 classes of commercial services on the mainland, and permitted Hong Kong banks to offer products and services based on the Chinese Renminbi. The CEPA provides a mechanism for further liberalization measures. Accordingly, additional classes of goods and services have become subject to zero tariffs and preferential treatment pursuant to several CEPA extensions, the most recent of which, known as CEPA VI, became effective in May 2009. CEPA VI contains 29 new liberalization measures, covering 20 service sectors, two of which are new (research and development, and rail transportation).


            Property prices in Hong Kong dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. The Hong Kong property market remained depressed until late in 2003. The fall in property prices affected not only companies and persons involved in the property market. The government derives a significant portion of its revenue from land sales, which fell from HK$54.8 billion in 1996-1997 to HK$29.5 billion in 2001-2002. Furthermore, Hong Kong has experienced three recessions since 1997, and public spending has increased. As a result, Hong Kong has experienced rising budget deficits. Although Hong Kong's fiscal condition improved between 2004 and 2007, as the result of spending cuts, it fell back into deficit for several years, as the government undertook a number of stimulus measures to address a contracting economy. The government recorded a fiscal surplus equivalent to 0.8% of GDP in fiscal year 2009-2010.

            S&P's ratings of Hong Kong's foreign sovereign debt is currently AA+/Stable. Moody's ratings of Hong Kong's foreign sovereign debt is currently Aa2/RUR+.


Banking and Finance
-------------------


            Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate, insurance and business services, the financial sector accounted for approximately 26.8% of Hong Kong's GDP in 2008, compared to 16.9% in 1997. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment.

            While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong had 199 authorized banking institutions (including 145 licensed banks, 26 restricted-license banks and 28 "deposit-taking companies") at the end of 2009. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks ("HKAB"), which supervises banking standards. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. Normally Hong Kong interest rates closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.


Securities Markets
------------------

            Foreign investment into Hong Kong is restricted only in a few regulated sectors that are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations.

            Prior to 2002, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited to either a verbal reprimand or an outright ban on trading with little power in between and did not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance that would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ten ordinances written over the preceding 25 years. The primary purpose of the legislation, known as the "Securities and Futures Ordinance 2002," which was enacted on March 13, 2002, is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The major features of the Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies. In the past several years, electronic trading services have been enhanced, a new Investor Compensation Fund has been established, the first real estate investment trust and the first bond index-tracking exchange traded fund have been authorized for listing, and enforcement activity has increased.


            In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4.7 trillion as of December 31, 1999. At the end of 2009, the SEHK was the largest stock market in Asia, outside of the Tokyo Stock Exchange and the Shanghai Stock Exchange, with 1,319 listed companies and a market capitalization of HK$17.9 trillion (including both the Main Board and the Growth Enterprise Market ("GEM")), up almost 75% from a year earlier, and ranked seventh worldwide in terms of market capitalization. The Hang Seng Index, which tracks 43 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index, whose constituent stocks account for 60% of the total market capitalization of the SEHK, rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. On December 31, 2009, the Hang Seng Index closed at 21,872, up 52% from a year earlier.

            Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, valued at approximately US$4.3 billion, was at that time the largest Asian initial public offering, excluding Japan, and contributed to the stock market's robust performance in 1999. As of August 2010, the Tracker Fund had assets of approximately HK$41.6 billion.

            The growth of the Hong Kong securities market can be attributed to the absence of restrictions on foreign shares and the influx of mainland China issuers. Listings of China-incorporated companies are known as "H" shares. Chinese state enterprises incorporated in Hong Kong are also listed and these are known as "Red Chips." As of August 31, 2010, there were 158 H-share companies and 97 "Red Chips" listed on the SEHK, accounting for 19% of the total number of listed companies and 48% and 19% of the total market capitalization of the Main Board and GEM, respectively. The performance of the Hang Seng China Enterprises Index, comprising the "H" shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On December 31, 2009 this index closed at 12,794, up 62% from a year earlier. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On December 31, 2009 this index closed at 4,059, up 23% from a year earlier.

            In November 1999, the SEHK launched the GEM, a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of 2009, there were 174 companies listed on the GEM with a total market capitalization of HK$105.0 billion, up 132% from a year earlier.

            While Hong Kong has not needed to issue debt to raise funds, as until recently it has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By August 8, 2010, the HKMA had HK$680.2 billion of outstanding Exchange Fund bills and notes, up from HK$7.5 billion at the end of 1990. An Exchange Fund debt investment is one that evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes. The Exchange Fund recorded investment losses of HK$81.9 billion in 2008, which represented approximately 5.0% of the fund's total assets. This was the Fund's first loss since 2001. In 2009, the Exchange Fund achieved an investment return of HK$106.9 billion, or 5.9%. Total assets of the Exchange Fund at year-end 2009 were HK$2,208.2 billion.


            The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng Index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a successful stock options market.


            Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. The most recent development occurred in March 2000 when the new U.S. Dollar clearing system was launched. The U.S. Dollar clearing system, which became fully operational at the end of 2000, enables a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there has been great demand for a U.S. Dollar clearing system. Furthermore, the new clearing system has provided Hong Kong with an even greater range of opportunities to further develop its markets and bolster its position as an international financial center. At the end of 2009, the system had 80 direct and 149 indirect participants, including 105 indirect participants from outside Hong Kong. On average, the system handled on average more than 10,400 transactions per day in 2009, with a total value of US$8.5 billion per day. In 2004, the HKMA was empowered by the Clearing and Settlement Systems Ordinance (CSSO) to designate and oversee clearing and settlement systems that are material to the monetary or financial stability of Hong Kong, or to the functioning of Hong Kong as an international financial center. The purpose of the CSSO is to promote the general safety and efficiency of the designated systems. In 2009, the HKMA continued with its cooperative effort with other central banks in the oversight of links between payment and settlement systems in Hong Kong and those in other countries, attending 42 seminars and arranging over 270 marketing calls in various cities of Mainland China, Southeast Asia, the Indian Sub-Continent, the Middle East and Europe.


TAIWAN
------


            Taiwan, officially called the Republic of China ("ROC"), is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 23.1 million at the end of 2009, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.


History and Politics
--------------------

            Formerly a province of China, Taiwan became independent from mainland China in 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan and set up a provisional government that was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party ("KMT") was to assume control of mainland China rather than concentrating on Taiwan. This stance became untenable by 1979, when the United States, and successively other countries, changed its diplomatic recognition from Taiwan to mainland China, or the People's Republic of China ("PROC"). The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. In 1996 Taiwan elected its President by direct popular vote for the first time. Opposition parties have been allowed to participate in the political process and currently there are approximately 80 political parties, three of which are considered to be major. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote, although it still held a majority in the legislature, which it retained in the December 1998 election. In the most recent legislative elections (January 2008), the KMT won 51% of the popular vote, securing 81 of the 113 seats in the Legislative Yuan. In the most recent presidential elections (March
2008), the KMT's candidate, Ma Jing-jeou, won the presidency in a landslide victory, giving the KMT a solid majority in the two most important political institutions in Taiwan.

Political Relations with China
------------------------------


            China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China, while only 23 nations maintain formal diplomatic ties with the government of Taiwan. On the other hand, Taiwan has informal ties with most countries and many have established unofficial organizations to conduct commercial and other relations with Taiwan.


            In the late 1990s, China offered to resume political talks with Taiwan and proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC or the ROC but a new China built together. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state" basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the United States of the One China formula and the displeasure the United States voiced with respect to Mr. Lee's remarks. Furthermore, Chen Shui-bian, who served as Taiwan's President from 2000 to 2008, introduced a new variation of the One China formula - "One China with differing interpretations."


            Since taking office in March 2008 as Taiwan's new President, Ma Ying-jeou has moved quickly to improve relations and economic links with China. In June 2008, China and Taiwan held their first formal round of talks since 1999. While the KMT has historically favored eventual unification with China, under certain conditions, there is considerable political sentiment against it. In November 2008, Mr. Ma signed agreements with representatives of China that established direct flights, shipping links and mail service. By mid-2009, China and Taiwan were negotiating the terms of a comprehensive economic cooperation agreement. Mr. Ma has also announced that issues of sovereignty would be put off to the future. On June 29, 2010, China and Taiwan entered into the Economic Co-operation Framework Agreement ("ECFA"), which is essentially a wide-ranging trade agreement. The ECFA is viewed by many in Taiwan, particularly by Mr. Ma's political foes, as a loss of sovereignty for Taiwan. On the other hand, opinion polls suggest that the ECFA is viewed by many as the only way for Taiwan to avoid becoming marginalized politically and economically.


Government
----------

            Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party ("DPP") and the NP, which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five governing branches, or Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Ma Ying-jeou and Vincent Siew. The legislative arm of the government is the Legislative Yuan, which is currently under the control of the KMT. Prior to 2006, there was also the National Assembly, whose powers and responsibilities were gradually transferred to the Legislative Yuan as Taiwan progressed to a democratic form of government. In addition to the Legislative Yuan, there are four additional Yuans: the Executive Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan. Of the five Yuans, only the 225-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. No less than one-half of the elected members of each party are required to be female. The next elections are scheduled to occur in January 2012 (Legislative Yuan) and March 2012 (Presidential).

Economy
-------


            Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years. In 2005, 2006, 2007, 2008 and 2009, Taiwan's real GDP growth rates were 4.7%, 5.4%, 6.0%, 0.7% and -1.9%, respectively. The depth of the recent economic downturn, the result of the global economic downturn in 2008-2009, demonstrates how dependent Taiwan is on external demand. In the first quarter of 2010, Taiwan's real GDP grew 13.7% year-on-year. Taiwan's consumer price index at year-end 2005, 2006, 2007, 2008 and 2009 was 2.3%, 0.6%, 1.8%, 3.5% and
-0.87%, respectively.

            In the late 1980's, Taiwan's manufacturing industries began to relocate their operations overseas, mostly to other countries in southeast Asia. As a consequence, the industrial sector's share of GDP has fallen from a peak of 44.8% in 1986 to 23.1% in 2009. The services sector accounted for 75.2% of Taiwan's GDP in 2009. Taiwan's exports are predominantly manufactured goods. Industrial goods accounted for almost 99% of exports in 2009. Processed agricultural products accounted for most of the balance.

            Foreign trade has been the engine of Taiwan's rapid growth during the past 40 years. The total value of trade increased five-fold in the 1960s, nearly ten-fold in the 1970s, and doubled again in the 1980s. The 1990s saw a more modest, less than two-fold, growth. The composition of Taiwan's exports has changed from agricultural commodities to industrial goods. The electronics sector is Taiwan's most important industrial export sector. Taiwan is the world's largest supplier of computer monitors and is a leading personal computer manufacturer. Imports are dominated by raw materials and capital goods, which account for more than 90% of the total. Most of Taiwan's exports to China are transshipped through Hong Kong, per an agreement allowing Taiwan continued access to China's markets. In 2006, China (including Hong Kong) accounted for 24.3% of Taiwan's exports and 12.3% of its imports, compared to 15.2% and 11.2%, respectively, for the United States. In 2007, China (including Hong Kong) accounted for 40.7% of Taiwan's exports and 13.6% of its imports, compared to 13.0% and 12.1%, respectively, for the United States. In 2008, China (including Hong Kong) accounted for 39.0% of Taiwan's exports and 13.7% of its imports, compared to 12.0% and 10.9%, respectively, for the United States. In 2009, China (including Hong Kong) accounted for 41.1% of Taiwan's exports and 14.7 % of its imports, compared to 11.6% and 10.4%, respectively, for the United States. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$353.0 billion on December 31, 2009.

            Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it hit a high of 6.7% in 2001 due to efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President's promise not to raise taxes. A modest budget surplus was recorded in 2007. Since then, Taiwan's fiscal condition has deteriorated, largely due to a NT$149 billion stimulus package adopted to address the effects of the 2008-2009 global economic downturn. In 2009, the government budget deficit was an estimated 1.3% of GDP.


Economic Relations with China
-----------------------------

            Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings in the 1990s that Taiwan was becoming overly dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. According to the Ministry of Economic Affairs, government-approved investment in mainland China totaled US$37.7 billion between 1994 and 2004, compared with direct investment in all other countries of US$34.8 billion over the same period. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at US$50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan's investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen adopted a different approach and succeeded in relaxing the investment restrictions. President Ma has taken further steps to relax the restrictions on China-bound investment. These include (i) raising the cap on China-bound investment by a Taiwanese business (with net worth of at least NT$5 billion) from 40% to 60% of its net worth (the cap is lower for higher net worth businesses); (ii) relaxing the limits on funds raised domestically or overseas for China-bound investment; and (iii) simplifying the review process for capital flow to China.

            As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government's policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues to grow. The largest investors in Taiwan are Japan and the United States.

Banking and Finance
-------------------

            Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches, which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.


            Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. Since 1998, the currency has continued to trade above the NT$30:US$1 level. The exchange rate averaged NT$32.18:US$1 during 2005, NT$32.53:US$1 during 2006, NT$32.85:US$1 during 2007, NT$31.52:US$1 during 2008 and NT$33.06:US$1 during 2009. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. In 2009, foreign investment in Taiwan reached US$2.8 billion, compared to US$7.8 billion and US$5.4 billion in 2007 and 2008, respectively. Nonetheless, Taiwan has been a net investor abroad. Direct investment abroad between 1996 and 2002 totaled US$34.4 billion, whereas foreign direct investment in Taiwan during that period totaled US$17.8 billion. In 2006, 2007, 2008 and 2009, US$7.4 billion, US$11.1 billion, US$10.3 billion and US$5.9 billion, respectively, was invested abroad. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.

            Taiwan's banking sector has been liberalized in recent years, but certain inefficiencies in the system contributed to the deterioration of its health during the second half of the 1990s. By March of 2002, the official non-performing loan ("NPL") ratio had reached 8.8%, compared to 3% at the end of 1995. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that were intended to make the financial sector more efficient. Among other things, these measures permitted the establishment of financial holding companies, eased the restrictions on the scope of insurance company activities, and established a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. These measures have achieved some success, as the official NPL ratio at the end of March 2005 was 3.2%, according to government data. Private estimates indicate a higher ratio. In July 2005, a new NPL definition was adopted (loans 90 days overdue, instead of 180 days), consistent with international standards, after which the NPL ratio was reported to be 2.8%. By July 2010, the official NPL ratio was 0.87%.


Securities Markets
------------------


            The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the United States, the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile, but in recent years the market has been less erratic. In 2007, the TAIEX closed at 8,506.3, up 8.7% from 2006. In 2008, the TAIEX closed at 4591.2, down 46.0% from 2007. In 2009, the TAIEX closed at 8,188.11, up 78.3% from 2008. The TAIEX is based on most of the component stocks from the TSE's listed companies (741 as of December 31, 2009), and covers all stocks accept for preferred stocks, full-delivery stocks, and stocks that have been listed for less than one month. The ROC Over-the-Counter Securities Exchange (now named the TAISDAQ), which is set up similarly to the NASDAQ system in the United States, has grown rapidly since its inception in 1994.


            Since 1983, Taiwan has been in the process of opening up its financial markets to foreign investors. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. After a series of incremental liberalization measures, the Qualified Foreign Institutional Investor ("QFII") system, which established restrictions on foreign portfolio investment in order to prevent rapid flows of capital in and out of Taiwan, was finally abolished in October 2003. The abolishment of the QFII system is intended to attract more foreign investors into Taiwan's securities market and to extend its integration with international markets. Current regulations classify foreign investors into two groups, foreign institutional investors ("FINI") and foreign individual investors ("FIDI"). FINIs are exempted from investment caps and have no quota restrictions. FIDIs continue to be bound by a US$5 million cap. Both FINIs and FIDIs are required to register with the TSE for investment identification. Foreign investors are currently permitted to invest in the following securities: (i) TSE-listed stock, private placements of shares, certificates of entitlement to new shares from convertible bonds, and Taiwan depositary receipts; (ii) beneficiary certificates of securities investment trust funds; (iii) government bonds, financial debentures, corporate bonds, convertible bonds and corporate bonds with warrants; (iv) public placements or private placements of beneficiary certificates issued by trustee companies; (v) warrants; and (vi) other securities approved by regulatory authorities.


            The Taiwanese bond market has been expanding rapidly in recent years. At the end of December 2009, the outstanding amount of Taiwan's bond market was NT$6,251.9 billion, NT$3,971.0 billion of which represented government bonds. The government's first 20-year bond was issued during the 1998-99 fiscal year. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. Since then, foreign investors have become increasingly active in the local bond market as rating information has become available for Taiwanese firms issuing corporate debt. This local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government foreign currency, long-term debt at AA-/Stable/A-1+ and Aa3/Stable, respectively.


            Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.


            Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and has demonstrated impressive growth in terms of trading volume, institutional investor participation and overall market scale. TAIFEX currently offers 20 products, including futures and options on major Taiwan stock indices, government bond futures, 30-day commercial paper interest rate futures, equity options and gold futures. Most recently, on January 25, 2010, TAIFEX launched single stock futures. In order to expand the market, TAIFEX has taken steps to facilitate internationalization and to boost foreign participation.

            On July 1, 2004, the Financial Supervisory Commission ("FSC") was established as the umbrella regulator of the banking, securities and insurance industries. The FSC replaces a system of sectoral regulation and is designed to implement the government's determination to exercise more efficient financial supervision and push for a broad range of financial reforms in order to promote Taiwan as a regional financial services center. The FSC has actively sought to raise the international profile of Taiwan's financial markets. It has established a representative office in New York City, its first overseas location, and in London. In addition, the FSC has been an active participant in international organizations and activities. As of September 2010, the FSC had entered into 43 MOUs, most recently on September 28, 2010, with the U.S. national Association of Insurance Commissioners.

--------------------------------------------------------------------------------


                                  APPENDIX B:


                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction


      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.


2.    Proxy Policies


      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


      2.1.  Corporate Governance


            AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the U.S. Securities and Exchange Commission ("SEC") in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.


      2.2.  Elections of Directors


            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.


      2.3.  Appointment of Auditors


            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.


      2.4.  Changes in Legal and Capital Structure


            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation


            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the SEC took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.


      2.9.  Social and Corporate Responsibility


            These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

            Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees


            Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


      3.2.  Conflicts of Interest


            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.


      3.3.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

      3.4.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


      3.5.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the SEC's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.



SK 00250 0157 1125999 v3

                                     PART C
                               OTHER INFORMATION


ITEM 28.    Exhibits


      (a)   (1)   Articles of Incorporation of Registrant - Incorporated by
                  reference to Exhibit 1(a) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos.
                  33-49530 and 811-6730), filed with the Securities and Exchange
                  Commission on January 30, 1998.

            (2) Articles of Amendment to Articles of Incorporation of the Registrant dated July 31, 1992 and filed August 3, 1992 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on January 30, 1998.

            (3) Certificate of Correction of Articles of Amendment dated September 22, 1992 and filed September 24, 1992 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 30, 1998.

            (4) Articles Supplementary to Articles of Incorporation of Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 30, 1998.

            (5) Articles Supplementary to Articles of Incorporation of Registrant dated September 30, 1996 and filed October 1, 1996
                  - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on January 30, 1998.

            (6) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on August 7, 2003.

            (7) Articles Supplementary to Articles of Incorporation dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on August 7, 2003.

            (8) Articles of Amendment to Articles of Incorporation dated October 19, 2004 and filed December 8, 2004 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on February 28, 2005.

            (9) Articles Supplementary to the Articles of Incorporation dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on February 28, 2005.

            (10) Articles Supplementary to the Articles of Incorporation, dated September 22, 2008 and filed September 30, 2008 (light horizontal) Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 37 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 30, 2008.

      (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (2) of Registrant's Registration Statement on Form N-14 (File No. 333-136475), filed with the Securities and Exchange Commission on August 10, 2006.

      (c)   Not applicable.

      (d)   (1)   Form of Amended and Restated Advisory Agreement - Incorporated
                  by reference to Exhibit (d)(2) to Post-Effective Amendment No.
                  31 of Registrant's Registration Statement on Form N-1A (File
                  Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on November 1, 2004.

            (2) Form of Amended and Restated Advisory Agreement - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 36 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 31, 2006.

      (e)   (1)   Distribution Services Agreement between the Registrant and
                  AllianceBernstein Investments, Inc. (formerly known as
                  Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 14 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-49530 and 811-6730), filed with the Securities and Exchange
                  Commission on January 30, 1998.

            (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) dated July 16, 1996
                  - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 11 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730),filed with the Securities and Exchange Commission on February 3, 1997.

            (3) Amendment to the Distribution Services Agreement dated November 3, 2003 between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit
                  (e)(3) to Post Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on November 1, 2004.

            (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on February 28, 2005.

            (5) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 31, 2006.


            (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


            (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant Incorporated by reference to Exhibit
                  (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.


            (8) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant, effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


      (f)   Not applicable.


      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.




      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 14 of
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-49530 and 811-6730), filed with the Securities and Exchange
                  Commission on January 30, 1998.

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 35 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 31, 2006.

      (i)   Opinion and Consent of Seward & Kissel - Filed herewith.


      (j)   (1)   Consent of Independent Registered Public Accounting Firm (KPMG
                  LLP) - Filed herewith.

            (2) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) - Filed herewith.


      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.


      (n)   (1)   Amended and Restated Rule 18f-3 Plan, dated February 5, 2009 -
                  Incorporated by reference to Exhibit (n)(1) to Post-Effective
                  Amendment No. 39 of the Registrant's Registration Statement on
                  Form N-1A (File Nos. 33-49530 and 811-6730), filed with the
                  Securities and Exchange Commission on October 15, 2009.

            (2) Amended and Restated Rule 18f-3 Plan, dated June 10, 2009 - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 39 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


      (p)   (1)   Code of Ethics for the Fund - Incorporated by reference to
                  Exhibit (p)(1) to Post-Effective Amendment No. 74 of the
                  Registration Statement on Form N-1A of AllianceBernstein Bond
                  Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the
                  Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.


            (2)   Code of Ethics for AllianceBernstein L.P. and
                  AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.


      Other Exhibits:

            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr., and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 38 of Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on August 14, 2009.


ITEM 29.    Persons Controlled by or Under Common Control with the Fund.


            None.


ITEM 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 28, Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) in response to Item 28 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 28, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's, liability for any loss suffered by the Registrant or its shareholders is set forth in
            Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 28 of this Registration Statement, as set forth below.


Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

            "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted."

            "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law."

            "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

            "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article IX of the Registrant's Amended and Restated By-Laws reads as follows:

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

            The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

            The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

            The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed as Exhibits (a), (b), (d) and (e), respectively, in response to Item 23 and each of which are incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 31.    Business and Other Connections of Investment Adviser.


            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


ITEM 32.    Principal Underwriters.


      (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:


            AllianceBernstein Balanced Shares, Inc.
            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Diversified Yield Fund, Inc.
            AllianceBernstein Equity Income Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Growth Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Greater China '97 Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Small/Mid Cap Growth Fund, Inc.
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios


--------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

      (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.



                             POSITIONS AND              POSITIONS AND
                             OFFICES WITH               OFFICES WITH
NAME                         UNDERWRITER                REGISTRANT
----                         -------------              -------------

Directors
---------

Robert M. Keith              Director and President     President and Chief
                                                        Executive Officer

Mark R. Manley               Director and Secretary

Officers
--------

Andrew L. Gangolf            Senior Vice President and  Assistant Secretary
                             Assistant General Counsel

Emilie D. Wrapp              Senior Vice President,     Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Kenneth F. Barkoff           Senior Vice President

Steven R. Barr               Senior Vice President and
                             Assistant Secretary

Amy I. Belew                 Senior Vice President

Laurence H. Bertan           Senior Vice President and
                             Assistant Secretary

Peter G. Callahan            Senior Vice President

Kevin T. Cannon              Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Richard A. Davies            Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Michael Foley                Senior Vice President

Brian D. Gallary             Senior Vice President

Mark D. Gersten              Senior Vice President

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Harold Hughes                Senior Vice President

Scott Hutton                 Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President and
                             Chief Financial Officer

Ajai M. Kaul                 Senior Vice President

Georg Kyd-Rebenburg          Senior Vice President

Eric L. Levinson             Senior Vice President

James M. Liptrot             Senior Vice President and
                             Assistant Controller

William Marsalise            Senior Vice President

Matthew P. Mintzer           Senior Vice President

Joanna D. Murray             Senior Vice President

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Jeffrey A. Nye               Senior Vice President

John J. O'Connor             Senior Vice President

Suchet Padhye (Pandurang)    Senior Vice President

Mark A. Pletts               Senior Vice President

Miguel A. Rozensztroch       Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Gregory K. Shannahan         Senior Vice President

Elizabeth M. Smith           Senior Vice President

Mark Sullivan                Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Suzanne Ton                  Senior Vice President

Derek Yung                   Senior Vice President

Albert J. Angelus            Vice President

William G. Beagle            Vice President

DeAnna D. Beedy              Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

James J. Bracken             Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Brian Buehring               Vice President

Michael A. Capella           Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Nelson Kin Hung Chow         Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Joseph D. Connell, Jr.       Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

Silvio Cruz                  Vice President

John D. Curry                Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Christine M. Dehil           Vice President

Giuliano De Marchi           Vice President

Darren K. DeSimone           Vice President

Daniel A. Dean               Vice President

Ralph A. DiMeglio            Vice President

Joseph T. Dominguez          Vice President

Kilie A. Donahue             Vice President

Barbara Anne Donovan         Vice President

Robert Dryzgula              Vice President

Daniel Ennis                 Vice President

Gregory M. Erwinski          Vice President

Hollie G. Fagan              Vice President

Michael J. Ferraro           Vice President

Matthew G. Fetchko           Vice President

Michael F. Foy               Vice President

Yuko Funato                  Vice President

Kevin T. Gang                Vice President

Mark A. Gessner              Vice President

Mark C. Glatley              Vice President

Stefanie M. Gonzalez         Vice President

Kimberly A. Collins Gorab    Vice President

Tetsuya Hada                 Vice President

Brian P. Hanna               Vice President

Kenneth Handler              Vice President

John G. Hansen               Vice President

Terry L. Harris              Vice President

Michael S. Hart              Vice President

Daniel R. Hemberger          Vice President

Oliver Herson                Vice President

Lia A. Horii                 Vice President

Vincent Huang                Vice President

Eric S. Indovina             Vice President

Kumar Jagdeo II              Vice President

Tina Kao                     Vice President

Hiroshi Kimura               Vice President

Joseph B. Kolman             Vice President

Scott M. Krauthamer          Vice President

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Chang Hyun Lee               Vice President

Jonathan M. Liang            Vice President

Karen (Yeow Ping) Lim        Vice President

Laurel E. Lindner            Vice President

Edward R. Lupo               Vice President

Jennifer L. Magill           Vice President

Todd Mann                    Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Russell B. Martin            Vice President

Joseph R. McLean             Vice President

Nicola Meotti                Vice President

Yuji Mihashi                 Vice President

Bart D. Miller               Vice President

David Mitchell               Vice President

Thomas F. Monnerat           Vice President

Hiroyuki Morishita           Vice President

Troy E. Mosconi              Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

Jennifer A. Mulhall          Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

Ian J. O'Brien-Rupert        Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Jeffrey Pietragallo          Vice President

Andrew Prescott              Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Claudio Rondolini            Vice President

Gregory M. Rosta             Vice President and
                             Assistant Secretary

Craig Schorr                 Vice President

Kristin M. Seabold           Vice President

William D. Shockley          Vice President

Praveen K. Singh             Vice President

Karen Sirett                 Vice President

John F. Skahan               Vice President

Laurie L. Snively            Vice President

Orlando Soler                Vice President

Daniel L. Stack              Vice President

Jason P. Stevens             Vice President

Peter Stiefel                Vice President

Sharon Su                    Vice President

Atsuko Takeuchi              Vice President

Scott M. Tatum               Vice President

Christopher R. Thabet        Vice President

Jay D. Tini                  Vice President

William Tohme                Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

Ming (Ming Kai) Tung         Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Chapman Tsan Man Wong        Vice President

Joanna Wong (Chun-Yen)       Vice President

Yoshinari Yagi               Vice President

Isabelle (Hsin-I) Yen        Vice President

Scott D. Zambon              Vice President

Oscar Zarazua                Vice President

Martin J. Zayac              Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

Claudio Roberto Bello        Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Michael A. Bosi              Assistant Vice President

James M. Broderick           Assistant Vive President

Erik Carell                  Assistant Vice President

Christopher J. Carrelha      Assistant Vice President

Helena Carvalho              Assistant Vice President

Naji Choueri                 Assistant Vice President

Daisy (Sze Kie) Chung        Assistant Vice President

Christine M. Crowley         Assistant Vice President

Jamila Dalia                 Assistant Vice President

Francesca Dattola            Assistant Vice President

Marc J. Della Pia            Assistant Vice President

Arend J. Elston              Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Friederike Grote             Assistant Vice President

Joseph Haag                  Assistant Vice President

Brian M. Horvath             Assistant Vice President

Sylvia Hsu                   Assistant Vice President

Isabelle Husson              Assistant Vice President

Jang Joong Kim               Assistant Vice President

Junko Kimura                 Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Stephen J. Laffey            Assistant Vice President     Assistant Secretary
                             and Counsel

Edward G. Lamsback           Assistant Vice President

Ginnie Li                    Assistant Vice President

Jim Liu                      Assistant Vice President

David Lyons                  Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

David G. Mitchell            Assistant Vice President

William N. Parker            Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Pablo Perez                  Assistant Vice President

Anthony W. Piccola           Assistant Vice President

Jared M. Piche               Assistant Vice President

Cameron V. Polek             Assistant Vice President

Mark A. Quarno               Assistant Vice President

Jennifer B. Robinson         Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Richard A. Schwam            Assistant Vice President

Michael J. Shavel            Assistant Vice President

Chizu Soga                   Assistant Vice President

Chang Min Song               Assistant Vice President

Susanne Stallkamp            Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Michiyo Tanaka               Assistant Vice President

Miyako Taniguchi             Assistant Vice President

Damaris Torres               Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Annabelle C. Watson          Assistant Vice President

Wendy Weng                   Assistant Vice President

Jeffrey Western              Assistant Vice President

William Wielgolewski         Assistant Vice President

Colin T. Burke               Assistant Secretary



      (c)   Not applicable.


ITEM 33.    Location of Accounts and Records.


            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.


ITEM 34.    Management Services.


            Not applicable.


ITEM 35.    Undertakings


            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 29th day of October, 2010.


                                   ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.


                                   By: Robert M. Keith*
                                       ----------------
                                       Robert M. Keith
                                       President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                           Title                 Date
      ---------                           -----                 ----

1.    Principal Executive Officer:


      Robert M. Keith*                    President and Chief   October 29, 2010
      ----------------                    Executive Officer
      Robert M. Keith


2.    Principal Financial and Accounting
      Officer:


      /s/ Joseph J. Mantineo              Treasurer and         October 29, 2010
      ----------------------              Chief Financial
          Joseph J. Mantineo              Officer


3.    All Directors
      -------------

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Garry L. Moody*
      Marshall C. Turner, Jr.*
      Earl D. Weiner*


*By:/s/ Andrew L. Gangolf                                       October 29, 2010
--------------------------
        Andrew L. Gangolf
        (Attorney-in-fact)

                               Index to Exhibits
                               -----------------

Exhibit No.       Description of Exhibits
-----------       -----------------------


(i)               Opinion and Consent of Seward & Kissel LLP

(j)(1)            Consent of Independent Registered Public Accounting Firm
                  (KPMG LLP)

(j)(2) Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP)


SK 00250 0157 1138035